Exhibit 10.4

LEASE AGREEMENT,

dated as of May 30, 2007,

by and among

HPT PSC PROPERTIES TRUST and HPT PSC PROPERTIES LLC

AS LANDLORD,

AND

PETRO STOPPING CENTERS, L.P.,

AS TENANT

i

1.47 Ground Leases	8
1.48 Guarantor	9
1.49 Guaranty	9
1.50 Hazardous Substances	9
1.51 Immediate Family	10
1.52 Impositions	10
1.53 Indebtedness	11
1.54 Index	11
1.55 Insurance Requirements	11
1.56 Interest Rate	12
1.57 Land	12
1.58 Landlord	12
1.59 Landlord Default	12
1.60 Landlord Liens	12
1.61 Lease Year	12
1.62 Leased Improvements	12
1.63 Leased Intangible Property	12
1.64 Leased Property	13
1.65 Legal Requirements	13
1.66 Lien	13
1.67 Minimum Rent	13
1.68 Notice	13
1.69 Officer’s Certificate	13
1.70 Overdue Rate	13
1.71 Parent	14
1.72 Permitted Encumbrances	14
1.73 Permitted Liens	14
1.74 Permitted Use	14
1.75 Person	14
1.76 Property	14
1.77 Property Mortgage	14
1.78 Property Mortgagee	14
1.79 Rent	14
1.80 SARA	14
1.81 SEC	15
1.82 State	15
1.83 Subordinated Creditor	15
1.84 Subordination Agreement	15
1.85 Subsidiary	15
1.86 Successor Landlord	15
1.87 Superior Landlord	15
1.88 Superior Lease	15
1.89 Superior Mortgage	15
1.90 Superior Mortgagee	15
1.91 TA	15
1.92 Tenant	15
1.93 Tenant’s Personal Property	16
1.94 Term	16

1.95 Travel Center	16
1.96 Unsuitable for Its Permitted Use	16
1.97 Work	16
ARTICLE 2 LEASED PROPERTY AND TERM	16
2.1 Leased Property.	16
2.2 Condition of Leased Property.	17
2.3 Fixed Term.	18
2.4 Extended Terms.	18
ARTICLE 3 RENT	19
3.1 Rent.	19
3.2 Late Payment of Rent, Etc.	24
3.3 Net Lease, Etc.	25
3.4 No Termination, Abatement, Etc.	25
ARTICLE 4 USE OF THE LEASED PROPERTY	26
4.1 Permitted Use.	26
4.2 Compliance with Legal/Insurance Requirements, Etc.	28
4.3 Environmental Matters.	29
4.4 Ground Leases.	31
ARTICLE 5 MAINTENANCE AND REPAIRS	31
5.1 Maintenance and Repair.	31
5.2 Tenant’s Personal Property.	34
5.3 Yield Up.	34
ARTICLE 6 IMPROVEMENTS, ETC.	35
6.1 Improvements to the Leased Property.	35
6.2 Salvage.	36
ARTICLE 7 LIENS	36
ARTICLE 8 PERMITTED CONTESTS	36
ARTICLE 9 INSURANCE AND INDEMNIFICATION	37
9.1 General Insurance Requirements.	37
9.2 Waiver of Subrogation.	38
9.3 Form Satisfactory, Etc.	38
9.4 No Separate Insurance; Self-Insurance.	39
9.5 Indemnification of Landlord.	39
ARTICLE 10 CASUALTY	40
10.1 Insurance Proceeds.	40
10.2 Damage or Destruction.	41
10.3 Damage Near End of Term.	43
10.4 Tenant’s Personal Property.	43
10.5 Restoration of Tenant’s Personal Property.	43
10.6 No Abatement of Rent.	43
10.7 Waiver.	44
ARTICLE 11 CONDEMNATION	44
11.1 Total Condemnation, Etc.	44
11.2 Partial Condemnation.	44
11.3 Abatement of Rent.	46

11.4 Temporary Condemnation.	46
11.5 Allocation of Award.	46
ARTICLE 12 DEFAULTS AND REMEDIES	47
12.1 Events of Default.	47
12.2 Remedies.	49
12.3 Tenant’s Waiver.	51
12.4 Application of Funds.	51
12.5 Landlord’s Right to Cure Tenant’s Default.	51
ARTICLE 13 HOLDING OVER	51
ARTICLE 14 LANDLORD DEFAULT	52
ARTICLE 15 PURCHASE OF TENANT’S PERSONAL PROPERTY	53
ARTICLE 16 SUBLETTING AND ASSIGNMENT	53
16.1 Subletting and Assignment.	53
16.2 Required Sublease Provisions.	54
16.3 Permitted Sublease.	55
16.4 Sublease Limitation.	56
ARTICLE 17 ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS	56
17.1 Estoppel Certificates.	56
17.2 Financial Statements.	57
ARTICLE 18 LANDLORD’S RIGHT TO INSPECT	58
ARTICLE 19 EASEMENTS	58
19.1 Grant of Easements.	58
19.2 Exercise of Rights by Tenant.	59
19.3 Permitted Encumbrances.	59
ARTICLE 20 PROPERTY MORTGAGES	59
20.1 Landlord May Grant Liens.	59
20.2 Subordination of Lease.	59
20.3 Notice to Mortgagee and Superior Landlord.	61
ARTICLE 21 ADDITIONAL COVENANTS OF LANDLORD AND TENANT	61
21.1 Prompt Payment of Indebtedness.	61
21.2 Conduct of Business.	62
21.3 Maintenance of Accounts and Records.	62
21.4 Notice of Litigation, Etc.	62
21.5 Indebtedness of Tenant.	63
21.6 Distributions, Payments to Affiliated Persons, Etc.	64
21.7 Prohibited Transactions.	64
21.8 Liens and Encumbrances.	64
21.9 Merger; Sale of Assets; Etc.	65
21.10 Bankruptcy Remote Entities.	65
21.11 Trade Area Restriction.	65
ARTICLE 22 ARBITRATION	66
ARTICLE 23 MISCELLANEOUS	67
23.1 Limitation on Payment of Rent.	67
23.2 No Waiver.	67
23.3 Remedies Cumulative.	67

23.4 Severability.	68
23.5 Acceptance of Surrender.	68
23.6 No Merger of Title.	68
23.7 Conveyance by Landlord.	68
23.8 Quiet Enjoyment.	68
23.9 No Recordation.	69
23.10 Notices.	69
23.11 Construction.	70
23.12 Counterparts; Headings.	70
23.13 Applicable Law, Etc.	71
23.14 Right to Make Agreement.	71
23.15 Attorneys’ Fees.	72
23.16 Nonliability of Trustees.	72

v

LEASE AGREEMENT

THIS LEASE AGREEMENT is entered into as of May 30, 2007, by and among HPT PSC PROPERTIES TRUST, a Maryland real estate investment trust, and HPT PSC PROPERTIES LLC, a Maryland limited liability company (collectively, jointly and severally, “Landlord”), and PETRO STOPPING CENTERS, L.P., a Delaware limited partnership (“Tenant”).

W I T N E S S E T H :

WHEREAS, Landlord holds fee simple title to, and/or the leasehold interest in, the Leased Property (this and other capitalized terms used and not otherwise defined herein having the meanings given such terms in Article 1); and

WHEREAS, Landlord wishes to lease the Leased Property to Tenant and Tenant wishes to lease the Leased Property from Landlord, subject to and upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

ARTICLE 1

DEFINITIONS

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this Article shall have the meanings assigned to them in this Article and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with GAAP, (c) all references in this Agreement to designated “Articles”, “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement, and (d) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

1.1  “Additional Charges”  shall have the meaning given such term in Section 3.1.3.

1.2  “Additional Rent”  shall have the meaning given such term in Section 3.1.2(a).

1.3  “Affiliated Person”  shall mean, with respect to any Person, (a)  in the case of any such Person which is a partnership, any partner in such partnership, (b) in the case of any such Person which is a limited liability company, any member of such company, (c) any other Person which is a Parent, a Subsidiary, or a Subsidiary of a Parent with respect to such Person or to one or more of the Persons referred to in the preceding clauses (a) and (b), (d) any other Person who is an officer, director, trustee or employee of, or partner in or member of, such Person or any Person referred to in the preceding clauses (a), (b) and (c), and (e) any other Person who is a member of the Immediate Family of such Person or of any Person referred to in the preceding clauses (a) through (d).

1.4  “Agreement”  shall mean this Lease Agreement, including all exhibits attached hereto, as it and they may be amended from time to time as herein provided.

1.5  “Applicable Laws”  shall mean all applicable laws, statutes, regulations, rules, ordinances, codes, licenses, permits, notices and orders, from time to time in existence, of all courts of competent jurisdiction and Government Agencies, and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to injury to, conservation of, or the protection of, real or personal property or human health or the Environment, including, without limitation, all valid and lawful requirements of courts and other Government Agencies pertaining to reporting, licensing, permitting, investigation, remediation and removal of underground improvements (including, without limitation, treatment or storage tanks, or water, natural gas or oil wells), or emissions, discharges, releases or threatened releases of Hazardous Substances, chemical substances, pesticides, petroleum or petroleum products, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the Environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, underground improvements (including, without limitation, treatment or storage tanks, or water, gas or oil wells), or pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature.

1.6  “Award”  shall mean all compensation, sums or other value awarded, paid or received by virtue of a total or partial Condemnation of any Property (after deduction of all reasonable legal fees and other reasonable costs and expenses, including, without limitation, expert witness fees, incurred by Landlord, in connection with obtaining any such award).

1.7  “Base Fuel Gross Revenues”  shall mean, with respect to any Property, the amount of Gross Fuel Revenues for such Property for the Base Year.

1.8  “Base Non-Fuel Gross Revenues”  shall mean, with respect to any Property, the amount of Gross Non-Fuel Revenues for such Property for the Base Year.

1.9  “Base Year”  shall mean the 2012 calendar year.

1.10  “Business Day”  shall mean any day other than Saturday, Sunday, or any other day on which banking institutions in The Commonwealth of Massachusetts are authorized by law or executive action to close.

1.11  “Capital Addition”  shall mean, with respect to any Property, any renovation, repair or improvement to such Property, the cost of which constitutes a Capital Expenditure.

1.12  “Capital Expenditure”  shall mean any expenditure treated as capital in nature in accordance with GAAP.

1.13  “Capital Replacements Budget”  shall have the meaning given such term in Section 5.1.1(b).

1.14  “Change in Control”  shall mean (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the SEC) of 9.8% or more, or rights, options or warrants to acquire 9.8% or more, of the outstanding shares of voting stock or other voting interests of Tenant or any Guarantor, as the case may be, or the power to direct the management and policies of Tenant or any Guarantor, directly or indirectly, (b) the merger or consolidation of Tenant or any Guarantor with or into any other Person (other than the merger or consolidation of any Person into Tenant or any Guarantor that does not result in a Change in Control of Tenant or such Guarantor under clauses (a), (c) or (d) of this definition), (c) any one or more sales or conveyances to any Person of all or any material portion of its assets (including capital stock or other equity interests) or business of Tenant or any Guarantor, as the case may be, or (d) the cessation, for any reason, of the individuals who at the beginning of any twenty-four (24) consecutive month period (commencing on the Commencement Date) constituted the board of directors of Tenant or any Guarantor (together with any new directors whose election by such board or whose nomination for election by the shareholders of Tenant or such Guarantor, as the case may be, was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of any such period or whose election or nomination for election was previously so approved) to constitute a majority of the board of directors of Tenant or any Guarantor then in office.

1.15  “Claim”  shall have the meaning given such term in Article 8.

1.16  “Code”  shall mean the Internal Revenue Code of 1986 and, to the extent applicable, the Treasury Regulations promulgated thereunder, each as from time to time amended.

1.17  “Commencement Date”  shall mean the date hereof.

1.18  “Condemnation”  shall mean, with respect to any Property, or any portion thereof, (a) the exercise of any governmental power with respect to such Property, whether by legal proceedings or otherwise, by a Condemnor of its power of condemnation, (b) a voluntary sale or transfer of such Property by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending, or (c) a taking or voluntary conveyance of such Property, or any interest therein, or right accruing thereto or use thereof, as the result or in settlement of any condemnation or other eminent domain proceeding affecting such Property, whether or not the same shall have actually been commenced.

1.19  “Condemnor”  shall mean any public or quasi-public Person, having the power of Condemnation.

1.20  “Consolidated Financials”  shall mean, for any Fiscal Year or other accounting period of TA, annual audited and quarterly unaudited financial statements of TA prepared on a consolidated basis, including TA’s consolidated balance sheet and the related statements of income and cash flows, all in reasonable detail, and setting forth in comparative form the corresponding figures for the corresponding period in the preceding Fiscal Year, and prepared in accordance with GAAP throughout the periods reflected.

1.21  “Date of Taking”  shall mean, with respect to any Property, the date the Condemnor has the right to possession of such Property, or any portion thereof, in connection with a Condemnation.

1.22  “Default”  shall mean any event or condition which with the giving of notice and/or lapse of time would be an Event of Default.

1.23  “Disbursement Rate”  shall mean an annual rate of interest, as of the date of determination, equal to the greater of (i) the Interest Rate and (ii) the per annum rate for ten (10) year U.S. Treasury Obligations as published in The Wall Street Journal plus three hundred fifty (350) basis points.

1.24  “Distribution”  shall mean (a) any declaration or payment of any dividend (except ordinary cash dividends payable in common stock or other equity interests of Tenant) on or in respect of any shares of any class of capital stock or other equity interests of Tenant, (b) any purchase, redemption, retirement or other acquisition of any shares of any class of capital stock or other equity interests of Tenant, (c) any other distribution on or in respect of any shares of any class of capital stock or other equity interests of Tenant or (d) any return of capital to shareholders.

1.25  “Easement Agreement”  shall mean any conditions, covenants and restrictions, easements, declarations, licenses and other agreements which are Permitted Encumbrances and such other agreements as may be granted in accordance with Section 19.1.

1.26  “Encumbrance”  shall have the meaning given such term in Section 20.1.

1.27  “Entity”  shall mean any corporation, general or limited partnership, limited liability company or partnership, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, real estate investment trust, cooperative, any government or agency, authority or political subdivision thereof or any other entity.

1.28  “Environment”  shall mean soil, surface waters, ground waters, land, biota, sediments, surface or subsurface strata and ambient air.

1.29  “Environmental Obligation”  shall have the meaning given such term in Section 4.3.1.

1.30  “Environmental Notice”  shall have the meaning given such term in Section 4.3.1.

1.31  “Environmental Report”  shall have the meaning given such term in Section 4.3.2.

1.32  “Event of Default”  shall have the meaning given such term in Section 12.1.

1.33  “Excess Fuel Gross Revenues”  shall mean, with respect to any Property, with respect to any Lease Year, or portion thereof, the amount of Gross Fuel Revenues for such Property for such Lease Year, or portion thereof, in excess of Base Fuel Gross Revenues for such Property for the equivalent period during the Base Year.

1.34  “Excess Non-Fuel Gross Revenues”  shall mean, with respect to any Property, with respect to any Lease Year, or portion thereof, the amount of Gross Non-Fuel Revenues for such Property for such Lease Year, or portion thereof, in excess of Base Non-Fuel Gross Revenues for such Property for the equivalent period during the Base Year.

1.35  “Extended Term”  shall have the meaning given such term in Section 2.4.

1.36  “Fair Market Value”  shall mean the price an unaffiliated and willing buyer would pay for the interest of Landlord in the applicable Property in its existing condition as of the date of determination, with all relevant factors being known to both parties, under terms and conditions customary for like transactions in the area in which the Property is located.

1.37  “Fair Market Value Rent”  shall mean the per annum minimum rent which would be payable monthly in advance for the applicable Property in its then current condition and for its then current use, on the terms and conditions of this Agreement (including, without limitation, the obligation to pay Additional Rent).

1.38  “Financial Officer’s Certificate”  shall mean, as to any Person, a certificate of the chief executive officer, chief financial officer or chief accounting officer (or such officers’ authorized designee) of such Person, duly authorized, accompanying the financial statements required to be delivered by such Person pursuant to Section 17.2, in which such officer shall certify (a) that such statements have been properly prepared in accordance with GAAP and are true, correct and complete in all material respects and fairly present the consolidated financial condition of such Person at and as of the dates thereof and the results of its operations for the periods covered thereby, and (b) in the event that the certifying party is an officer of Tenant and the certificate is being given in such capacity, that no Event of Default has occurred and is continuing hereunder.

1.39  “Fiscal Year”  shall mean the calendar year or such other annual period designated by Tenant and approved by Landlord.

1.40  “Fixed Term”  shall have the meaning given such term in Section 2.3.

1.41  “Fixtures”  shall have the meaning given such term in Section 2.1(d).

1.42  “Fuel Sales Cap”  shall mean, for the 2012 Lease Year, three tenths of one percent (0.3%) of the aggregate Base Fuel Gross Revenues for the Leased Property; and, for each Lease Year thereafter, (x) the Additional Rent on account of Excess Fuel Gross Revenues for the prior Lease Year multiplied by (y) the greater of one, or a fraction, the numerator of which is the Index for January of the then current Lease Year and the denominator of which is the Index for January of the preceding Lease Year.

1.43  “GAAP”  shall mean generally accepted accounting principles consistently applied.

1.44  “Government Agencies”  shall mean any court, agency, authority, board (including, without limitation, environmental protection, planning and zoning), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States or any State or any county or any political subdivision of any of the foregoing, whether now or hereafter in existence, having jurisdiction over Tenant or any Property, or any portion thereof, or any Travel Center operated thereon.

1.45  “Gross Fuel Revenues”  shall mean, with respect to any Property, for each Fiscal Year during the Term, all revenues and receipts (determined on an accrual basis and in all material respects in accordance with GAAP) of every kind derived from the provision, sale or trade of motor fuel and gasoline at such Property; provided, however, that Gross Fuel Revenues shall not include the following:  allowances according to GAAP for uncollectible accounts, including credit card accounts and other administrative discounts; federal, state or municipal excise, sales, use, occupancy or similar taxes included as part of the sales price of any goods or services; insurance proceeds (other than proceeds from business interruption or other loss of income insurance); and any amounts included in Gross Non-Fuel Revenues.

1.46  “Gross Non-Fuel Revenues”  shall mean, with respect to any Property, for each Fiscal Year during the Term, all revenues and receipts (determined on an accrual basis and in all material respects in accordance with GAAP) of every kind derived from renting, using and/or operating such Property and parts thereof, including, but not limited to:  all rents and revenues received or receivable for the use of or otherwise by reason of all goods sold, services performed, space or facilities subleased on such Property, or any portion thereof, including, without limitation, any other arrangements with third parties relating to the possession or use of any portion of such Property; and proceeds, if any, from business interruption or other loss of income insurance; provided, however, that Gross Non-Fuel Revenues shall not include the following:  allowances according to GAAP for uncollectible accounts, including credit card accounts and other administrative discounts; federal, state or municipal excise, sales, use, occupancy or similar taxes included as part of the sales price of any goods or services; insurance proceeds (other than proceeds from business interruption or other loss of income insurance); Award proceeds (other than for a temporary Condemnation); any proceeds from any sale of such Property or from the refinancing of any debt encumbering such Property; proceeds from the disposition of furnishings, fixture and equipment no longer necessary for the operation of the Travel Center located thereon; any security deposits and other advance deposits, until and unless the same are forfeited to Tenant or applied for the purpose for which they were collected; interest income from any bank account or investment of Tenant; and any amounts included in Gross Fuel Revenues; and further provided that Gross Non-Fuel Revenues shall not include any amount based on the income or profits of any Person if as a consequence thereof the Rent or other amounts payable by Tenant hereunder would fail to qualify, in whole or in part, as “rents from real property” within the meaning of Section 856(d) of the Code.

1.47  “Ground Leases”  shall mean, collectively, any and all ground leases in effect with respect to any portion of the Leased Property.

1.48  “Guarantor”  shall mean TA and each and every other guarantor of Tenant’s obligations under this Agreement, and each such guarantor’s successors and assigns, jointly and severally.

1.49  “Guaranty”  shall mean any guaranty agreement executed by a Guarantor in favor of Landlord pursuant to which the payment or performance of Tenant’s obligations under this Agreement are guaranteed, together with all modifications, amendments and supplements thereto.

1.50  “Hazardous Substances”  shall mean any substance:

(a)           the presence of which requires or may hereafter require notification, investigation or remediation under any Applicable Law; or

(b)           which is or becomes defined as a “hazardous waste”, “hazardous material” or “hazardous substance” or “pollutant” or “contaminant” under any Applicable Law including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) and the regulations promulgated thereunder; or

(c)           which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any Governmental Agencies; or

(d)           the presence of which on any Property, or any portion thereof, causes or materially threatens to cause an unlawful nuisance upon such Property, or any portion thereof, or to adjacent properties or poses or materially threatens to pose a hazard to such Property, or any portion thereof, or to the health or safety of persons; or

(e)           without limitation, which contains gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds; or

(f)            without limitation, which contains polychlorinated biphenyls (PCBs) or asbestos or urea formaldehyde foam insulation; or

(g)           without limitation, which contains or emits radioactive particles, waves or material.

1.51  “Immediate Family”  shall mean, with respect to any individual, such individual’s spouse, parents, brothers, sisters, children (natural or adopted), stepchildren, grandchildren, grandparents, parents-in-law, brothers-in-law, sisters-in-law, nephews and nieces.

1.52  “Impositions”  shall mean, collectively, all taxes (including, without limitation, all taxes imposed under the laws of any State, as such laws may be amended from time to time, and all ad valorem, sales and use, occupancy, or similar taxes as the same relate to or are imposed upon Landlord, Tenant or the business conducted upon the Leased Property), assessments (including, without limitation, all assessments for public improvements or benefit, whether or not commenced or completed prior to the date hereof), water, sewer or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted upon the Leased Property by Tenant (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Landlord’s interest in the Leased Property, (b) the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof by Tenant; provided, however, that nothing contained herein shall be construed to require Tenant to pay and the term “Impositions” shall not include (i) any tax based on net income imposed on Landlord, (ii) any net revenue tax of Landlord, (iii) any transfer fee (but excluding any mortgage or similar tax payable in connection with a Property Mortgage) or other tax imposed with respect to the sale, exchange or other disposition by Landlord of the Leased Property or the proceeds thereof, (iv) any single business, gross receipts tax, transaction privilege, rent or similar taxes as the same relate to or are imposed upon Landlord, (v) any interest or penalties imposed on Landlord as a result of the failure of Landlord to file any return or report timely and in the form prescribed by law or to pay any tax or imposition, except to the extent such failure is a result of a breach by Tenant of its obligations pursuant to Section 3.1.3, (vi) any impositions imposed on Landlord that are a result of

Landlord not being considered a “United States person” as defined in Section 7701(a)(30) of the Code, (vii) any impositions that are enacted or adopted by their express terms as a substitute for any tax that would not have been payable by Tenant pursuant to the terms of this Agreement or (viii) any impositions imposed as a result of a breach of covenant or representation by Landlord in any agreement governing Landlord’s conduct or operation or as a result of the negligence or willful misconduct of Landlord.

1.53  “Indebtedness”  shall mean (without duplication), (i) all obligations for borrowed money, (ii) the maximum amount available to be drawn under all surety bonds, letters of credit and bankers’ acceptances issued or created for the account of Tenant and, without duplication, all unreimbursed drafts drawn thereunder, (iii) all obligations to pay the deferred purchase price of property or services, excluding trade payables incurred in the ordinary course of business, but including all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by Tenant, (iv) all leases required, in accordance with GAAP, to be recorded as capital leases on Tenant’s balance sheet, (v) the principal balance outstanding and owing by Tenant under any synthetic lease, tax retention operating lease or similar off-balance sheet financing product, and (vi) all guaranties of or other liabilities with respect to the debt of another Person.

1.54  “Index”  shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S., All Items, 1982-1984=100.  The Index is presently published by the Bureau of Labor Statistics of the United States Department of Labor.  If publication of the Index ceases, computations with respect to which the Index is to be applied shall be computed on the basis of whatever index published by the United States Department of Labor at that time is most nearly comparable.  If the Index ceases to use 1982-84=100 as the basis of calculation, then the Index shall be converted to the amount(s) that would have resulted had the manner of calculating the Index in effect at the Commencement Date.

1.55  “Insurance Requirements”  shall mean all terms of any insurance policy required by this Agreement and all requirements of the issuer of any such policy and all orders, rules and regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon Landlord, Tenant, or the Leased Property.

1.56  “Interest Rate”  shall mean eight and one half percent (8.5%) per annum.

1.57  “Land”  shall have the meaning given such term in Section 2.1(a).

1.58  “Landlord”  shall have the meaning given such term in the preambles to this Agreement and shall also include their respective permitted successors and assigns.

1.59  “Landlord Default”  shall have the meaning given such term in Article 14.

1.60  “Landlord Liens”  shall mean liens on or against the Leased Property or any payment of Rent (a) which result from any act of, or any claim against, Landlord or any owner of a direct or indirect interest in the Leased Property (other than the lessor under any ground lease affecting any portion of the Leased Property), or which result from any violation by Landlord of any terms of this Agreement, or (b) which result from liens in favor of any taxing authority by reason of any tax owed by Landlord or any fee owner of a direct or indirect interest in the Leased Property (other than the lessor under any ground lease affecting any portion of the Leased Property); provided, however, that “Landlord Lien” shall not include any lien resulting from any tax for which Tenant is obligated to pay or indemnify Landlord against until such time as Tenant shall have already paid to or on behalf of Landlord the tax or the required indemnity with respect to the same.

1.61  “Lease Year”  shall mean any Fiscal Year or portion thereof during the Term.

1.62  “Leased Improvements”  shall have the meaning given such term in Section 2.1(b).

1.63  “Leased Intangible Property”  shall mean all transferable or assignable agreements, service contracts, equipment leases and other arrangements or agreements affecting the ownership of Leased Property; all books, records and files relating to the leasing or ownership of the Leased Property, or any portion thereof; all transferable or assignable permits, certificates of occupancy, operating permits, sign permits, development rights and approvals, certificates, licenses, warranties and guarantees, rights to deposits and telephone exchange numbers identified with the ownership of the Leased Property; and all other transferable intangible property, miscellaneous rights, benefits and privileges of any kind or character with respect to the ownership of the Leased Property.

1.64  “Leased Property”  shall have the meaning given such term in Section 2.1.

1.65  “Legal Requirements”  shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Leased Property or the maintenance, construction, alteration or operation thereof, whether now or hereafter enacted or in existence, including, without limitation, (a) all permits, licenses, authorizations and regulations necessary to operate any Property for its Permitted Use, and (b) all covenants, agreements, restrictions and encumbrances contained in any instruments at any time in force affecting any Property, including those which may (i) require material repairs, modifications or alterations in or to any Property or (ii) in any way materially and adversely affect the use and enjoyment thereof, but excluding any requirements arising as a result of Landlord’s status as a real estate investment trust.

1.66  “Lien”  shall mean any mortgage, security interest, pledge, collateral assignment, or other encumbrance, lien or charge of any kind, or any transfer of property or assets for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of general creditors.

1.67  “Minimum Rent”  shall mean Sixty-Two Million Two Hundred Twenty-Five Thousand and 00/100 Dollars ($62,225,000.00) per annum; subject, in each case, to adjustment as provided in Section 3.1.1(b).

1.68  “Notice”  shall mean a notice given in accordance with Section 23.10.

1.69  “Officer’s Certificate”  shall mean a certificate signed by an officer or other duly authorized individual of the certifying Entity duly authorized by the board of directors or other governing body of the certifying Entity.

1.70  “Overdue Rate”  shall mean, on any date, a per annum rate of interest equal to the lesser of the Disbursement Rate plus four percent (4%) and the maximum rate then permitted under applicable law.

1.71  “Parent”  shall mean, with respect to any Person, any Person which owns directly, or indirectly through one or more Subsidiaries or Affiliated Persons, twenty percent (20%) or more of the voting or beneficial interest in, or otherwise has the right or power (whether by contract, through ownership of securities or otherwise) to control, such Person.

1.72  “Permitted Encumbrances”  shall mean, with respect to any Property, all rights, restrictions, and easements of record set forth on Schedule B to the applicable owner’s or leasehold title insurance policy issued to Landlord with respect to such Property, plus any other encumbrances as may have been granted or caused by Landlord or otherwise consented to in writing by Landlord from time to time.

1.73  “Permitted Liens”  shall mean any Liens granted in accordance with Section 21.8(a).

1.74  “Permitted Use”  shall mean, with respect to any Property, any use of such Property permitted pursuant to Section 4.1.1.

1.75  “Person”  shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

1.76  “Property”  shall have the meaning given such term in Section 2.1.

1.77  “Property Mortgage”  shall mean any Encumbrance placed upon the Leased Property, or any portion thereof, in accordance with Article 20.

1.78  “Property Mortgagee”  shall mean the holder of any Property Mortgage.

1.79  “Rent”  shall mean, collectively, the Minimum Rent, Additional Rent and Additional Charges.

1.80  “SARA”  shall mean the Superfund Amendments and Reauthorization Act of 1986, as the same has been and may be amended, restated, modified or supplemented from time to time.

1.81  “SEC”  shall mean the Securities and Exchange Commission.

1.82  “State”  shall mean, with respect to any Property, the state, commonwealth or district in which such Property is located.

1.83  “Subordinated Creditor”  shall mean any creditor of Tenant which is a party to a Subordination Agreement in favor of Landlord.

1.84  “Subordination Agreement”  shall mean any agreement (and any amendments thereto) executed by a Subordinated Creditor pursuant to which the payment and performance of Tenant’s obligations to such Subordinated Creditor are subordinated to the payment and performance of Tenant’s obligations to Landlord under this Agreement.

1.85  “Subsidiary”  shall mean, with respect to any Person, any Entity (a) in which such Person owns directly, or indirectly through one or more Subsidiaries, twenty percent (20%) or more of the voting or beneficial interest or (b) which such Person otherwise has the right or power to control (whether by contract, through ownership of securities or otherwise).

1.86  “Successor Landlord”  shall have the meaning given such term in Section 20.2.

1.87  “Superior Landlord”  shall have the meaning given such term in Section 20.2.

1.88  “Superior Lease”  shall have the meaning given such term in Section 20.2.

1.89  “Superior Mortgage”  shall have the meaning given such term in Section 20.2.

1.90  “Superior Mortgagee”  shall have the meaning given such term in Section 20.2.

1.91  “TA”  shall mean TravelCenters of America LLC, a Delaware limited liability company, and its permitted successors and assigns.

1.92  “Tenant”  shall have the meaning given such term in the preambles to this Agreement and shall also include its permitted successors and assigns.

1.93  “Tenant’s Personal Property”  shall mean all motor vehicles and consumable inventory and supplies, furniture, furnishings, movable walls and partitions, equipment and machinery and all other tangible personal property of Tenant located at the Leased Property or used in Tenant’s business at the Leased Property and all modifications, replacements, alterations and additions to such personal property installed at the expense of Tenant, other than any items included within the definition of Fixtures.

1.94  “Term”  shall mean, collectively, the Fixed Term and the Extended Terms, to the extent properly exercised pursuant to the provisions of Section 2.4, unless sooner terminated pursuant to the provisions of this Agreement.

1.95  “Travel Center”  shall mean, with respect to any Property, collectively, the hospitality, fuel and service facilities located at such Property, including, hotel, food and beverage services facilities, fuel pumps, facilities for the storage and distribution of petroleum products, retail shops and other facilities and services being operated or proposed to be operated on such Property.

1.96  “Unsuitable for Its Permitted Use”  shall mean, with respect to any Travel Center, a state or condition such that following any damage, destruction or Condemnation, such Travel Center cannot be operated on a commercially practicable basis for its Permitted Use and it cannot reasonably be expected to be restored to substantially the same condition as existed immediately before such damage, destruction or Condemnation, and as otherwise required by this Agreement, within twenty-four (24) months following such damage, destruction or Condemnation or such longer period of time as to which business interruption insurance or Award proceeds is available to cover Rent and other costs related to the applicable Property following such damage, destruction or Condemnation.

1.97  “Work”  shall have the meaning given such term in Section 10.2.4.

ARTICLE 2

LEASED PROPERTY AND TERM

2.1  Leased Property.  Upon and subject to the terms and conditions hereinafter set forth, Landlord leases to Tenant and Tenant leases from Landlord all of Landlord’s right, title and interest in and to all of the following (each of items (a) through (f) below which, as of the Commencement Date, relates to any single Travel Center, a “Property” and, collectively, the “Leased Property”:

(a)           those certain tracts, pieces and parcels of land, as more particularly described in Exhibits A-1 through A-40, attached hereto and made a part hereof (the “Land”);

(b)           all buildings, structures and other improvements of every kind including, but not limited to, underground storage tanks, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land (collectively, the “Leased Improvements”);

(c)           all easements, rights and appurtenances relating to the Land and the Leased Improvements;

(d)           all equipment, machinery and fixtures integral to the operation of the Leased Improvements, and other items of property now or hereafter permanently affixed or integral to or incorporated into the Leased Improvements, including, without limitation, all retail fuel pumps and piping connecting fuel storage tanks to such pumps, furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which, to the maximum extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Tenant’s Personal Property (collectively, the “Fixtures”);

(e)           all of the Leased Intangible Property; and

(f)            any and all leases of space in the Leased Improvements.

2.2  Condition of Leased Property.  Tenant acknowledges receipt and delivery of possession of the Leased Property and Tenant accepts the Leased Property in its “as is” condition, subject to the rights of parties in possession, the existing state of title, including all covenants, conditions, restrictions, reservations, mineral leases, easements and other matters of record or that are visible or apparent on the Leased  Property, all applicable Legal Requirements, the lien of any financing instruments, mortgages and deeds of trust existing prior to the Commencement Date or permitted by the terms of this Agreement, and such other matters which would be disclosed by an inspection of the Leased Property and the record title thereto or by an accurate survey thereof.  TENANT REPRESENTS THAT IT HAS INSPECTED THE LEASED PROPERTY AND ALL OF THE FOREGOING AND HAS FOUND THE CONDITION THEREOF SATISFACTORY AND IS NOT RELYING ON ANY REPRESENTATION OR WARRANTY OF LANDLORD OR LANDLORD’S AGENTS OR EMPLOYEES WITH RESPECT THERETO AND TENANT WAIVES ANY CLAIM OR ACTION AGAINST LANDLORD IN RESPECT OF THE CONDITION OF THE LEASED PROPERTY.  LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT.  To the maximum extent permitted by law, however, Landlord hereby assigns to Tenant all of Landlord’s rights to proceed against any predecessor in interest or insurer for breaches of warranties or representations or for latent defects in the Leased Property.  Landlord shall fully cooperate with Tenant in the prosecution of any such claims, in Landlord’s or Tenant’s name, all at Tenant’s sole cost and expense.  Tenant shall indemnify, defend, and hold harmless Landlord from and against any loss, cost, damage or liability (including reasonable attorneys’ fees) incurred by Landlord in connection with such cooperation.

2.3  Fixed Term.  The initial term of this Agreement (the “Fixed Term”) shall commence on the Commencement Date and shall expire on June 30, 2024.

2.4  Extended Terms.  Provided that no Event of Default shall have occurred and be continuing, Tenant shall have the right to extend the Term for two (2) consecutive renewal terms of fifteen (15) years each (each, an “Extended Term,” and collectively, the “Extended Terms”) with respect to all, but not less than all of the Properties.

Each Extended Term shall commence on the day succeeding the expiration of the Fixed Term or the preceding Extended Term, as the case may be.  All of the terms, covenants and provisions of this Agreement shall apply to each such Extended Term, except that (x) the Minimum Rent payable during such Extended Term shall be the greater of the Prior Rent and the Fair Market Value

Rent for the Leased Property (such Fair Market Value Rent to be determined by agreement of the parties or, absent agreement, by an appraiser designated by Landlord) (taking into account that the Base Year shall remain unchanged) and (y) Tenant shall have no right to extend the Term beyond the expiration of the Extended Terms.  For purposes of this Section 2.4, “Prior Rent” shall mean an amount equal to the per annum Minimum Rent in effect on the last day of the Fixed Term or Extended Term immediately preceding such Extended Term.  If Tenant shall elect to exercise either of the aforesaid options, it shall do so by giving Landlord Notice thereof not later than one (1) year prior to the scheduled expiration of the then current Term of this Agreement (Fixed or Extended, as the case may be), it being understood and agreed that time shall be of the essence with respect to the giving of such Notice.  Tenant may not exercise its option for more than one such Extended Term at a time.  If Tenant shall fail to give any such Notice timely, this Agreement shall automatically terminate at the end of the Term then in effect and Tenant shall have no further option to extend the Term of this Agreement.  If Tenant shall give such Notice, the extension of this Agreement shall be automatically effected without the execution of any additional documents; it being understood and agreed, however, that Tenant and Landlord shall execute such documents and agreements as either party shall reasonably require to evidence the same.

ARTICLE 3

RENT

3.1  Rent.  Tenant shall pay, in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, without offset, abatement, demand or deduction (unless otherwise expressly provided in this Agreement), Minimum Rent and Additional Rent to Landlord and Additional Charges to the party to whom such Additional Charges are payable, during the Term.  All payments to Landlord shall be made by wire transfer of immediately available federal funds or by other means acceptable to Landlord in its sole discretion.  Rent for any partial calendar month shall be prorated on a per diem basis.

3.1.1  Minimum Rent.

(a)           Payments.  Minimum Rent shall be paid in equal monthly installments in arrears on the first Business Day of each calendar month during the Term for the preceding calendar month.

(b)           Adjustments of Minimum Rent Following Disbursements Under Sections 5.1.2(b), 10.2.3 and 11.2.  Effective on the date of each disbursement to pay for the cost of any repairs, maintenance, renovations, improvements or replacements pursuant to Sections 5.1.2(b), 10.2.3 or 11.2, the annual Minimum Rent shall be increased by a per annum amount equal to the Disbursement Rate times the amount so disbursed.

3.1.2  Additional Rent.

(a)           Amount.  Tenant shall pay additional rent (“Additional Rent”) with respect to each Lease Year during the Term subsequent to the Base Year, with respect to each Property, in an amount equal to the sum of (x) three-tenths of one percent (0.3%) of Excess Fuel Gross Revenues at such Property and (y) three percent (3%) of Excess Non-Fuel Gross Revenues at such Property; provided, however, that in no Lease Year shall Tenant be obligated to pay an aggregate amount on account of Excess Fuel Gross Revenues at the Leased Property in excess of the Fuel Sales Cap.

(b)           Quarterly Installments.  Installments of Additional Rent for each Lease Year during the Term, or portion thereof, shall be calculated and paid quarterly in arrears, on the first Business Day of the subsequent quarter, together with an Officer’s Certificate setting forth the calculation of Additional Rent due and payable for such quarter.

(c)           Reconciliation of Additional Rent.  In addition, within seventy-five (75) days after the end of the Base Year and each Lease Year thereafter (or any portion thereof occurring during the Term), Tenant shall deliver, or cause to be delivered, to Landlord (i) a financial report setting forth the Gross Fuel Revenues and Gross Non-Fuel Revenues for each Property for such preceding Lease Year, or portion thereof, together with an Officer’s Certificate from Tenant’s chief financial or accounting officer certifying that such report is true and correct, (ii) if requested and reasonably required by Landlord, an audit of Gross Fuel Revenues and Gross Non-Fuel Revenues prepared by a firm of independent certified public accountants proposed by Tenant and approved by Landlord (which approval shall not be unreasonably withheld, delayed or conditioned), and (iii) a statement showing Tenant’s calculation of Additional Rent due for such preceding Lease Year based on the Gross Fuel Revenues and Gross Non-Fuel Revenues set forth in such financial report, together with an Officer’s Certificate from Tenant’s chief financial or accounting officer certifying that such statement is true and correct.

If the annual Additional Rent for such preceding Lease Year as set forth in Tenant’s statement thereof exceeds the amount previously paid with respect thereto by Tenant, Tenant shall pay such excess to Landlord at such time as the statement is delivered, together with interest at the Interest Rate, which interest shall accrue from the close of such preceding Lease Year until the date that such statement is required to be delivered and, thereafter, such interest shall accrue at the Overdue Rate, until the amount of such difference shall be paid or otherwise discharged.  If the annual Additional Rent for such preceding Lease Year as shown in such statement is less than the amount previously paid with respect thereto by Tenant, Landlord shall promptly refund such amount to Tenant, provided no Event of Default has occurred and is continuing.

(d)           Confirmation of Additional Rent.  Tenant shall utilize, or cause to be utilized, an accounting system for the Leased Property in accordance with its usual and customary practices and in all material respects in accordance with GAAP, which will accurately record all Gross Fuel Revenues and all Gross Non-Fuel Revenues and Tenant shall retain, for at least three (3) years after the expiration of each Lease Year, reasonably adequate records conforming to such accounting system showing all Gross Fuel Revenues and Gross Non-Fuel Revenues for such Lease Year.  Landlord, at its own expense, shall have the right, exercisable by Notice to Tenant, by its accountants or representatives, to audit the information set forth in the Officer’s Certificate referred to in subparagraph (c) above and, in connection with any such audit, to examine Tenant’s books and records with respect thereto (including supporting data and sales and excise tax returns).  Landlord shall begin such audit as soon as reasonably possible following its receipt of the applicable Officer’s Certificate and shall complete such audit as soon as reasonably possible thereafter.  All such audits shall be performed at the location where such books and records are customarily kept and in such a manner so as to minimize any interference with Tenant’s business operations.  If any such audit discloses a deficiency in the payment of Additional Rent and, either Tenant agrees with the result of such audit or the matter is otherwise determined, Tenant shall forthwith pay to Landlord the amount of the deficiency, as finally agreed or determined, together with interest at the Interest Rate, from the date such payment should have been made to the date of payment thereof.  If any such audit discloses that Tenant paid more Additional Rent for any Lease Year than was due hereunder, and either Landlord agrees with the result of such audit or the matter is otherwise determined, Landlord shall, at Landlord’s option, either grant Tenant a credit or pay to Tenant an amount equal to the amount of such overpayment against Additional Rent next coming due in the amount of such difference, as finally agreed or determined, together with interest at the Interest Rate, which interest shall accrue from the time of payment by Tenant until the date such credit is applied or paid, as the case may be; provided, however, that, upon the expiration or sooner termination of the Term, Landlord shall pay the unapplied balance of such credit to Tenant, together with interest at the Interest Rate, which interest shall accrue from the date of payment by Tenant until the date of payment from Landlord.  Any dispute concerning the correctness of an audit shall be settled by arbitration pursuant to the provisions of Article 22.

Any proprietary information obtained by Landlord with respect to Tenant pursuant to the provisions of this Agreement shall be treated as confidential, except that such information may be disclosed or used, subject to appropriate confidentiality safeguards, pursuant to court order or in any litigation between the parties and except further that Landlord may disclose such information to its prospective lenders, provided that Landlord shall direct such lenders to maintain such information as confidential.  The obligations of Tenant and Landlord contained in this Section 3.1.2 shall survive the expiration or earlier termination of this Agreement.

3.1.3  Additional Charges.  In addition to the Minimum Rent and Additional Rent payable hereunder, Tenant shall pay (or cause to be paid) to the appropriate parties and discharge (or cause to be discharged) as and when due and payable the following (collectively, “Additional Charges”):

(a)           Impositions.  Subject to Article 8 relating to permitted contests, Tenant shall pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost (other than any opportunity cost as a result of a failure to take advantage of any discount for early payment) may be added for non-payment, such payments to be made directly to the taxing authorities where feasible, and shall promptly, upon request, furnish to Landlord copies of official receipts or other reasonably satisfactory proof evidencing such payments.  If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay, or cause to pay, such installments during the Term as the same become due and before any fine, penalty, premium, further interest or cost may be added thereto.  Landlord, at its expense, shall, to the extent required or permitted by Applicable Law, prepare and file, or cause to be prepared and filed, all tax returns and pay all taxes due in respect of Landlord’s net income, gross receipts, sales and use, single business, transaction privilege, rent, ad valorem, franchise taxes and taxes on its capital stock or other equity interests, and Tenant, at its expense, shall, to the extent required or permitted by Applicable Laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by Government Agencies.  If any refund shall be due from any taxing authority in respect of any Imposition paid by or on behalf of Tenant, the same shall be paid over to or retained by Tenant.  Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports.  In the event Government Agencies classify any property covered by this Agreement as personal property, Tenant shall file, or cause to be filed, all personal property tax returns in such jurisdictions where it may legally so file.  Each party shall, to the extent it possesses the same, provide the other, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property.  Where Landlord is legally required to file personal property tax returns for property covered by this Agreement, Landlord shall provide Tenant with copies of assessment notices in sufficient time for Tenant to file a protest.  All

Impositions assessed against such personal property shall be (irrespective of whether Landlord or Tenant shall file the relevant return) paid by Tenant not later than the last date on which the same may be made without interest or penalty, subject to the provisions of Article 8.

Landlord shall give prompt Notice to Tenant of all Impositions payable by Tenant hereunder of which Landlord at any time has knowledge; provided, however, that Landlord’s failure to give any such notice shall in no way diminish Tenant’s obligation hereunder to pay such Impositions.

(b)           Utility Charges.  Tenant shall pay or cause to be paid all charges for electricity, power, gas, oil, water and other utilities used in connection with the Leased Property.

(c)           Insurance Premiums.  Tenant shall pay or cause to be paid all premiums for the insurance coverage required to be maintained pursuant to Article 9.

(d)           Other Charges.  Tenant shall pay or cause to be paid all other amounts, liabilities and obligations, including, without limitation, all amounts payable under any equipment leases and all agreements to indemnify Landlord under Section 9.5.

(e)           Reimbursement for Additional Charges.  If Tenant pays or causes to be paid property taxes or similar or other Additional Charges attributable to periods after the end of the Term, whether upon expiration or sooner termination of this Agreement, Tenant may, within a reasonable time after the end of the Term, provide Notice to Landlord of its estimate of such amounts.  Landlord shall promptly reimburse Tenant for all payments of such taxes and other similar Additional Charges that are attributable to any period after the Term of this Agreement.

3.2  Late Payment of Rent, Etc.  If any installment of Minimum Rent, Additional Rent or Additional Charges (but only as to those Additional Charges which are payable directly to Landlord) shall not be paid by the due date, Tenant shall pay Landlord, on demand, as Additional Charges, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. To the extent that Tenant pays any Additional Charges directly to Landlord or any Property Mortgagee pursuant to any requirement of this Agreement, Tenant shall be relieved of its obligation to pay such Additional Charges to the Entity to which they would otherwise be due.  If any payments due from Landlord to Tenant shall not be paid within ten (10) days after its due date, Landlord shall pay to Tenant, on demand, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment from the due date of such installment to the date of payment thereof.

In the event of any failure by Tenant to pay any Additional Charges when due, Tenant shall promptly pay and discharge, as Additional Charges, every fine, penalty, interest and cost which is added for non-payment or late payment of such items.  Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Agreement or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Minimum Rent and Additional Rent.

3.3  Net Lease, Etc.  The Rent shall be absolutely net to Landlord so that this Agreement shall yield to Landlord the full amount of the installments or amounts of the Rent throughout the Term, subject to any other provisions of this Agreement which expressly provide otherwise, including those provisions for adjustment or abatement of such Rent.  Landlord and Tenant acknowledge and agree that none of the Rent provided for under this Agreement is allocable to any personal property included in the Leased Property.

3.4  No Termination, Abatement, Etc.  Except as otherwise specifically provided in this Agreement, each of Landlord and Tenant, to the maximum extent permitted by law, shall remain bound by this Agreement in accordance with its terms and shall not take any action without the consent of the other to modify, surrender or terminate this Agreement.  In addition, except as otherwise expressly provided in this Agreement, Tenant shall not seek, or be entitled to, any abatement, deduction, deferment or reduction of the Rent, or set-off against the Rent, nor shall the respective obligations of Landlord and Tenant be otherwise affected by reason of (a) any damage to or destruction of the Leased Property, or any portion thereof, from whatever cause or any Condemnation; (b) the lawful or unlawful prohibition of, or restriction upon, Tenant’s use of the Leased Property, or any portion thereof, or the interference with such use by any Person or by reason of eviction by paramount title; (c) any claim which Tenant may have against Landlord by reason of any default (other than a monetary default) or breach of any warranty by Landlord under this Agreement or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties; (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Landlord or any assignee or transferee of Landlord; or (e) for any other cause whether similar or dissimilar to any of the foregoing (other than a monetary default by Landlord).  Except as otherwise specifically provided in this Agreement, Tenant hereby waives all rights arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law (a) to modify, surrender or terminate this Agreement or quit or surrender the Leased Property, or any portion thereof, or (b) which would entitle Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable or other obligations to be performed by Tenant hereunder.  The obligations of Tenant hereunder shall be separate and independent covenants and agreements, and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Agreement.

ARTICLE 4

USE OF THE LEASED PROPERTY

4.1  Permitted Use.

4.1.1  Permitted Use.

(a)           Tenant shall, at all times during the Term, and at any other time that Tenant shall be in possession of any Property, continuously use and operate, or cause to be used and operated, such Property as a Travel Center, as currently operated, and any uses incidental thereto.  Tenant shall operate the Travel Centers under the names Travel Centers of America, Goasis or Petro, or such other name as TA shall use for the travel center locations operated by it and its Affiliated Persons.  Tenant shall not use (and shall not permit any Person to use) any Property, or any portion thereof, for any other use without the prior written consent of Landlord, which approval shall not be unreasonably withheld, delayed or conditioned.  No use shall be made or permitted to be made of any Property and no acts shall be done thereon which will cause the cancellation of any insurance policy covering such Property or any part thereof (unless another adequate policy is available) or which would constitute a default under any ground lease affecting such Property, nor shall Tenant sell or otherwise provide, or permit to be kept, used or sold in or about any Property any article which may be prohibited by law or by the standard form of fire insurance policies, or any other insurance policies required to be carried hereunder, or fire underwriter’s regulations.  Tenant shall, at its sole cost (except as expressly provided in Section 5.1.2(b)), comply or cause to be complied with all Insurance Requirements.  Tenant shall not take or omit to take, or permit to be taken or omitted to be taken, any action, the taking or omission of which materially impairs the value or the usefulness of any Property or any part thereof for its Permitted Use.

(b)           In the event that, in the reasonable determination of Tenant, it shall no longer be economically practical to operate any Property as currently operated, Tenant shall give Landlord Notice thereof, which Notice shall set forth in reasonable detail the reasons therefor.  Thereafter, Landlord and Tenant shall negotiate in good faith to agree on an alternative use for such Property, appropriate adjustments to the Additional Rent and other related matters; provided, however, in no event shall the Minimum Rent be reduced or abated as a result thereof.  If Landlord and Tenant fail to agree on an alternative use for such Property within sixty (60) days after commencing negotiations as aforesaid, Tenant may market such Property for sale to a third party.  If Tenant receives a bona fide offer (an “Offer”) to purchase such Property from a Person having the financial capacity to implement the terms of such Offer, Tenant shall give Landlord Notice thereof, which Notice shall include a copy of the Offer executed by such third party.  In the event that Landlord shall fail to accept or reject such Offer within thirty (30) days after receipt of such Notice, such Offer shall be deemed to be rejected by Landlord.  If Landlord shall sell the Property pursuant to such Offer, then, effective as of the date of such sale, this

Agreement shall terminate with respect to such Property, and the Minimum Rent shall be reduced by an amount equal to eight and one half percent (8.5%) of the net proceeds of sale received by Landlord.  If Landlord shall reject (or be deemed to have rejected) such Offer, then, effective as of the proposed date of such sale, this Agreement shall terminate with respect to such Property, and the Minimum Rent shall be reduced by an amount equal to eight and one half percent (8.5%) of the projected net proceeds determined by reference to such Offer (and, at Landlord’s request, Tenant shall cause TA (or its Affiliated Persons) to enter into a franchise agreement on market terms with Landlord or Landlord’s designee providing for the operation of such Property by Landlord or such designee as a Travel Center under the TA brand at the Property).  Notwithstanding the foregoing, Tenant shall not have the right to invoke the provisions of this Section 4.1.1(b) with respect to more than five(5) Properties during the Term.

4.1.2  Necessary Approvals.  Tenant shall proceed with all due diligence and exercise reasonable efforts to obtain and maintain, or cause to be obtained and maintained, all approvals necessary to use and operate, for its Permitted Use, each Property and the Travel Center located thereon under applicable law.

4.1.3  Lawful Use, Etc.  Tenant shall not, and shall not permit any Person to, use or suffer or permit the use of any Property or Tenant’s Personal Property, if any, for any unlawful purpose.  Tenant shall not, and shall not permit any Person to, commit or suffer to be committed any waste on any Property, or in any Travel Center, nor shall Tenant cause or permit any unlawful nuisance thereon or therein.  Tenant shall not, and shall not permit any Person to, suffer nor permit any Property, or any portion thereof, to be used in such a manner as (i) may materially and adversely impair Landlord’s title thereto or to any portion thereof, or (ii) may reasonably allow a claim or claims for adverse usage or adverse possession by the public, as such, or of implied dedication of such Property, or any portion thereof.

4.2  Compliance with Legal/Insurance Requirements, Etc.  Subject to the provisions of Section 5.1.2(b) and Article 8, Tenant, at its sole expense, shall (i) comply with (or cause to be complied with) all material Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair, alteration and restoration of any Property and with the terms and conditions of any ground lease affecting any Property, and (ii) procure, maintain and comply with (or cause to be procured, maintained and complied with) all material licenses, permits and other authorizations and agreements required for any use of any Property and Tenant’s Personal Property, if any, then being made, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof.

4.3  Environmental Matters.

4.3.1  Restriction on Use, Etc.  During the Term and any other time that Tenant shall be in possession of any Property, Tenant shall not, and shall not permit any Person to, store on, release or spill upon, dispose of or transfer to or from such Property any Hazardous Substance, except in compliance with all Applicable Laws.  During the Term and any other time that Tenant shall be in possession of any Property, Tenant shall maintain (or shall cause to be maintained) such Property at all times free of any Hazardous Substance (except in compliance with all Applicable Laws).  Tenant shall promptly: (a) upon receipt of notice or knowledge, notify Landlord in writing of any material change in the nature or extent of Hazardous Substances at any Property, (b) transmit to Landlord a copy of any report which is required to be filed by Tenant with respect to any Property pursuant to SARA Title III or any other Applicable Law, (c) transmit to Landlord copies of any citations, orders, notices or other governmental communications received by Tenant or its agents or representatives with respect to Hazardous Substances or violations or alleged violations of Applicable Law (each an “Environmental Notice”), which Environmental Notice requires a written response or any action to be taken and/or if such Environmental Notice gives notice of and/or presents a material risk of any material violation of any Applicable Law and/or presents a material risk of any material cost, expense, loss or damage (an “Environmental Obligation”), (d) observe and comply with (or cause to be observed and complied with) all Applicable Laws relating to the use, storage, maintenance and disposal of Hazardous Substances and all orders or directives from any official, court or agency of competent jurisdiction relating to the use, storage or maintenance, or requiring the removal, treatment, containment or other disposition of Hazardous Substances, and (e) pay or otherwise dispose (or cause to be paid or otherwise disposed) of any fine, charge or Imposition related to Hazardous Substances or violations of Applicable Law for which Tenant or any Person claiming by, through or under Tenant and/or Landlord are legally liable, unless Tenant shall contest the same in good faith and by appropriate proceedings and the right to use and the value of any of the Leased Property is not materially and adversely affected thereby.

If, at any time prior to the termination of this Agreement, Hazardous Substances (other than those maintained in accordance with Applicable Laws) are discovered on any Property, subject to Tenant’s right to contest the same in accordance with Article 8, Tenant shall take (and shall cause to be taken) all actions and incur any and all expenses, as are required by any Government Agency and by Applicable Law, (i) to clean up and remove from and about such Property all Hazardous Substances thereon, (ii) to contain and prevent any further discharge, release or threat of discharge or release of Hazardous Substances on or about such Property and (iii) to use good faith efforts to eliminate any further discharge, release or threat of discharge or release of Hazardous Substances on or about such Property.

4.3.2  Environmental Report.  Tenant shall, at its sole cost and expense, provide Landlord with an Environmental Report (as hereinafter defined), prepared by an environmental consultant reasonably acceptable to Landlord and dated within sixty (60) days of the expiration or sooner termination of this Agreement concluding, subject to customary limitations and standards, that Tenant shall have complied with all of its obligations under Section 4.3 of this Agreement to date and that the Leased Property does not contain any Hazardous Substances, other than in compliance with Applicable Laws, and which, at Landlord’s request, Tenant shall remove from the Leased Property on or before the expiration or sooner termination hereof.  An “Environmental Report” shall be a so-called “Phase I” report or such other level of investigation which shall be the standard of diligence in the purchase or lease of similar property at the time, together with any additional investigation and report which would be needed to make the conclusions required above or which would customarily follow any discovery contained in any initial report(s), and for which the investigation and testing on which the conclusions shall have been based shall have been performed not earlier than thirty (30) days prior to the date of such report.

4.3.3  Underground Storage Tanks.  It is expressly understood and agreed that Tenant’s obligations under this Agreement shall include the maintenance and, if necessary, replacement of underground storage tanks at the Leased Property.  Upon the expiration or sooner termination of this Agreement, Tenant shall pay to Landlord the amount of any Asset Retirement Obligation Reserve on Tenant’s books and records pursuant to GAAP for underground storage tanks located at the Leased Property.  Upon such payment, Tenant’s obligations under this

Agreement with respect to the maintenance and replacement of underground storage tanks shall terminate.

4.3.4  Survival.  The provisions of this Section 4.3 shall survive the expiration or sooner termination of this Agreement.

4.4  Ground Leases.  Tenant shall pay and perform all of Landlord’s obligations as tenant under the Ground Leases.  If Landlord has the right, under the provisions of any of the Ground Leases, to elect to renew or extend the term of such Ground Leases or to purchase the ground leased property, Tenant shall so notify Landlord at least one hundred eighty (180) days (but no more than one (1) year) prior to the expiration of the period within which Landlord is obligated to notify the landlord under such Ground Leases of its election to renew, extend or purchase, as the case may be.  Such notice from Tenant shall contain all of the relevant facts about the impending election to renew, extend or purchase, including, as applicable, the length of the period of renewal, the rental rate and/or the purchase price.  In the event of the expiration or termination of any Ground Lease, this Agreement shall terminate with respect to such Property as of the date of such expiration or termination; provided, however, in such event, there shall be no reduction in the Minimum Rent.  Upon Landlord’s request following receipt of any required consent thereto, Tenant shall, in consideration of one dollar in each case, assign to Landlord Tenant’s leasehold interest in property adjacent to the West Memphis, Arkansas Property and the York, Nebraska Property, whereupon such leasehold interests so assigned shall become part of the Leased Property and each lease thereof shall be a Ground Lease.

ARTICLE 5

MAINTENANCE AND REPAIRS

5.1  Maintenance and Repair.

5.1.1  Tenant’s General Obligations.

(a)          Tenant shall keep (or cause to be kept), at Tenant’s sole cost and expense, the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto (and Tenant’s Personal Property) in good order and repair, reasonable wear and tear excepted (whether or not the need for such repairs occurs as a result of Tenant’s use, any prior use, the elements or the age of the Leased Property or Tenant’s Personal Property or any portion thereof), and shall promptly make or cause to be made all necessary and appropriate repairs and replacements thereto of every kind and nature, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term (concealed or otherwise).  All repairs shall be made in a good, workmanlike manner, consistent with industry standards for comparable Travel Centers in like locales, in accordance with all applicable federal, state and local statutes, ordinances, codes, rules and regulations relating to any such work.  Tenant shall not take or omit to take (or permit any Person to take or omit to take) any action, the taking or omission of which would materially and adversely impair the value or the usefulness of the Leased Property or any material part thereof for its Permitted Use.  Tenant’s use, occupancy and maintenance of the Leased Property shall comply with all published requirements imposed from time to time on a system-wide basis for TA Travel Centers.  Tenant’s obligations under this Section 5.1.1 shall be limited in the event of any casualty or Condemnation as set forth in Article 10 and Article 11 and Tenant’s obligations with respect to Hazardous Substances are as set forth in Section 4.3.

(b)          Tenant shall prepare and submit to Landlord for Landlord’s approval, on or before December 1 of each Lease Year during the Term hereof and for the next following Lease Year, a detailed budget (the “Capital Replacements Budget”) for each Property, projecting all costs, expenses and expenditures expected to be incurred at such Property during the following Lease Year for Capital Additions.  Each Capital Replacements Budget shall be supplemented by such information as Landlord shall reasonably request from time to time.

5.1.2  Landlord’s Obligations.

(a)           Except as otherwise expressly provided in this Agreement, Landlord shall not, under any circumstances, be required to build or rebuild any improvement on the Leased Property, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, or to maintain the Leased Property in any way.  Except as otherwise expressly provided in this Agreement, Tenant hereby waives, to the maximum extent permitted by law, the right to make repairs at the expense of Landlord pursuant to any law in effect on the Commencement Date or thereafter.  Landlord shall have the right to give, record and post, as appropriate, notices of nonresponsibility under any mechanic’s lien laws now or hereafter existing.

(b)           If, pursuant to the terms of this Agreement, Tenant is required to make any Capital Expenditures, including, without limitation, the Capital Expenditures identified in any Capital Replacements Budget, Tenant may, at its election, advance such funds or give Landlord Notice thereof, which Notice shall set forth, in reasonable detail, the nature of the required Capital Expenditure, the estimated cost thereof and such other information with respect thereto as Landlord may reasonably require.  Provided that no Event of Default shall have occurred and be continuing and Tenant shall otherwise comply with the applicable provisions of Article 6, Landlord shall, within ten (10) Business Days after such Notice, subject to and in accordance with the applicable provisions of Article 6, disburse such required funds to Tenant (or, if Tenant shall so elect, directly to any other Person performing the required work) and, upon such disbursement, the Minimum Rent shall be adjusted as provided in Section 3.1.1(b).  Notwithstanding the foregoing, Landlord may elect not to disburse such required funds to Tenant; provided, however, that if Landlord shall elect not to disburse such required funds as aforesaid, Tenant’s obligation to make such required Capital Expenditure shall be deemed waived by Landlord, and, notwithstanding anything contained in this Agreement to the contrary, Tenant shall have no obligation to make such Capital Expenditure.

5.1.3  Nonresponsibility of Landlord, Etc.  All materialmen, contractors, artisans, mechanics and laborers and other persons contracting with Tenant with respect to the Leased Property, or any part thereof, are hereby charged with notice that liens on the Leased Property or on Landlord’s interest therein are expressly prohibited and that they must look solely to Tenant to secure payment for any work done or material furnished to Tenant or for any other purpose during the term of this Agreement.

Nothing contained in this Agreement shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialmen for the performance of any labor or the furnishing of any materials for any alteration, addition, improvement or repair to the Leased Property or any part thereof or as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Leased Property or any part thereof nor to subject Landlord’s estate in the Leased Property or any part thereof to liability under any mechanic’s lien law of any State in any way, it being expressly understood Landlord’s estate shall not be subject to any such liability.

5.2  Tenant’s Personal Property.  Tenant shall provide and maintain (or cause to be provided and maintained) throughout the Term all such Tenant’s Personal Property as shall be necessary in order to operate in compliance with applicable material Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Permitted Use.

5.3  Yield Up.  Upon the expiration or sooner termination of this Agreement, Tenant shall remove all of Tenant’s Personal Property (other than that purchased by Landlord pursuant to Article 15) and vacate and surrender the Leased Property to Landlord in substantially the same condition in which the Leased Property was in on the Commencement Date, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Agreement, reasonable wear and tear excepted (and casualty damage and Condemnation, in the event that this Agreement is terminated following a casualty or Condemnation in accordance with Article 10 or Article 11, excepted).

In addition, upon the expiration or earlier termination of this Agreement, Tenant shall, at Landlord’s sole cost and expense, use its good faith efforts to transfer and/or assign (or cause to be transferred or assigned) to Landlord or Landlord’s nominee, and to cooperate with Landlord or Landlord’s nominee in connection with, the processing of all applications for licenses, operating permits and other governmental authorizations and all contracts, including contracts with governmental or quasi-governmental entities, which may be necessary for the use and operation of the Travel Centers as then operated.  If requested by Landlord, Tenant shall continue to manage one or more of the Travel Centers after the expiration of the Term for up to one hundred eighty (180) days, on such reasonable terms (including receipt by Tenant of a market management fee), as Landlord shall reasonably request.

ARTICLE 6

IMPROVEMENTS, ETC.

6.1  Improvements to the Leased Property.  Tenant shall not make, construct or install (or permit to be made, constructed or installed) any Capital Additions without, in each instance, obtaining Landlord’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned provided that (a) construction or installation of the same would not adversely affect or violate any material Legal Requirement or Insurance Requirement applicable to any Property and (b) Landlord shall have received an Officer’s Certificate certifying as to the satisfaction of the conditions set out in clause (a) above; provided, however, that no such consent shall be required in the event immediate action is required to prevent imminent harm to person or property.  Prior to commencing construction of any Capital Addition, Tenant shall submit to Landlord, in writing, a proposal setting forth, in reasonable detail, any such proposed improvement and shall provide to Landlord such plans and specifications, and such permits, licenses, contracts and such other information concerning the same as Landlord may reasonably request.  Landlord shall have thirty (30) days to review all materials submitted to Landlord in connection with any such proposal.  Failure of Landlord to respond to Tenant’s proposal within thirty (30) days after receipt of all information and materials requested by Landlord in connection with the proposed improvement shall be deemed to constitute approval of the same.  Without limiting the generality of the foregoing, such proposal shall indicate the approximate projected cost of constructing such proposed improvement and the use or uses to which it will be put.  No Capital Addition shall be made which would tie in or connect any Leased Improvements with any other improvements on property adjacent to any Property (and not part of the Land) including, without limitation, tie-ins of buildings or other structures or utilities.  Except as permitted herein, Tenant shall not finance the cost of any construction of such improvement by the granting of a lien on or security interest in the Leased Property or such improvement, or Tenant’s interest therein, without the prior written consent of Landlord, which consent may be withheld by Landlord in Landlord’s sole discretion.  Any such improvements shall, upon the expiration or sooner termination of this Agreement, remain or pass to and become the property of Landlord, free and clear of all encumbrances other than Permitted Encumbrances.

6.2  Salvage.  All materials which are scrapped or removed in connection with the making of either Capital Additions or non-Capital Additions or repairs required by Article 5 shall be or become the property of the party that paid for such work.

ARTICLE 7

LIENS

Subject to Article 8, Tenant shall use its best efforts not, directly or indirectly, to create or allow to remain and shall promptly discharge (or cause to be discharged), at its expense, any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property, or any portion thereof, or Tenant’s leasehold interest therein or any attachment, levy, claim or encumbrance in respect of the Rent, other than (a) Permitted Encumbrances, (b) restrictions, liens and other encumbrances which are consented to in writing by Landlord, (c) liens for those taxes of Landlord which Tenant is not required to pay hereunder, (d) subleases permitted by Article 16, (e) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (i) the same are not yet due and payable, or (ii) are being contested in accordance with Article 8, (f) liens of mechanics, laborers, materialmen, suppliers or vendors incurred in the ordinary course of business that are not yet due and payable or are for sums that are being contested in accordance with Article 8, (g) any Property Mortgages or other liens which are the responsibility of Landlord pursuant to the provisions of Article 20 and (h) Landlord Liens and any other voluntary liens created by Landlord.

ARTICLE 8

PERMITTED CONTESTS

Tenant shall have the right to contest the amount or validity of any Imposition, Legal Requirement, Insurance Requirement, Environmental Obligation, lien, attachment, levy, encumbrance, charge or claim (collectively, “Claims”) as to the Leased Property, by appropriate legal proceedings, conducted in good faith and with due diligence, provided that (a) the foregoing shall in no way be construed as relieving, modifying or extending Tenant’s obligation to pay (or cause to be paid) any Claims as finally determined, (b) such contest shall not cause Landlord or Tenant to be in default under any ground lease, mortgage or deed of trust encumbering the Leased Property, or any portion thereof (Landlord agreeing that any such ground lease, mortgage or deed of trust shall permit Tenant to exercise the rights granted pursuant to this Article 8) or any interest therein or result in or reasonably be expected to result in a lien attaching to the Leased Property, or any portion thereof, (c) no part of the Leased Property nor any Rent therefrom shall be in any immediate danger of sale, forfeiture, attachment or loss, and (d) Tenant shall indemnify and hold harmless Landlord from and against any cost, claim, damage, penalty or reasonable expense, including reasonable attorneys’ fees, incurred by Landlord in connection therewith or as a result thereof.  Landlord agrees to join in any such proceedings if required legally to prosecute such contest, provided that Landlord shall not thereby be subjected to any liability therefor (including, without limitation, for the payment of any costs or expenses in connection therewith) unless Tenant agrees by agreement in form and substance reasonably satisfactory to Landlord, to assume and indemnify Landlord with respect to the same.  Tenant shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Tenant or paid by Landlord to the extent that Landlord has been fully reimbursed by Tenant.  If Tenant shall fail (x) to pay or cause to be paid any Claims when finally determined, (y) to provide reasonable security therefor or (z) to prosecute or cause to be prosecuted any such contest diligently and in good faith, Landlord may, upon reasonable notice to Tenant (which notice shall not be required if Landlord shall reasonably determine that the same is not practicable), pay such charges, together with interest and penalties due with respect thereto, and Tenant shall reimburse Landlord therefor, upon demand, as Additional Charges.

ARTICLE 9

INSURANCE AND INDEMNIFICATION

9.1  General Insurance Requirements.  Tenant shall, at all times during the Term and at any other time Tenant shall be in possession of any Property, or any portion thereof, keep (or cause to be kept) such Property and all property located therein or thereon, insured against the risks and in such amounts as shall be commercially reasonable.  Tenant shall prepare a proposal setting forth the insurance Tenant proposes to be maintained with respect to each Property during the ensuing Lease Year, and shall submit such proposal to Landlord on or before December 1st of the preceding Lease Year, for Landlord’s review and approval, which approval shall not be unreasonably withheld, delayed or conditioned.  In the event that Landlord shall fail to respond within thirty (30) days after receipt of such proposal, such proposal shall be deemed approved.

9.2  Waiver of Subrogation.  Landlord and Tenant agree that (insofar as and to the extent that such agreement may be effective without invalidating or making it impossible to secure insurance coverage from responsible insurance companies doing business in any State) with respect to any property loss which is covered by insurance then being carried by Landlord or Tenant, the party carrying such insurance and suffering said loss releases the others of and from any and all claims with respect to such loss; and they further agree that their respective insurance companies (and, if Landlord or Tenant shall self insure in accordance with the terms hereof, Landlord or Tenant, as the case may be) shall have no right of subrogation against the other on account thereof, even though extra premium may result therefrom.  In the event that any extra premium is payable by Tenant as a result of this provision, Landlord shall not be liable for reimbursement to Tenant for such extra premium.

9.3  Form Satisfactory, Etc.  All insurance policies and endorsements required pursuant to this Article 9 shall be fully paid for, nonassessable, and issued by reputable insurance companies authorized to do business in the State and having a general policy holder’s rating of no less than A in Best’s latest rating guide.  All property, business interruption, liability and flood insurance policies with respect to each Property shall include no deductible in excess of Five Hundred Thousand Dollars ($500,000).  At all times, all property, business interruption, liability and flood insurance policies, with the exception of worker’s compensation insurance coverage, shall name Landlord and any Property Mortgagee as additional insureds, as their interests may appear.  All loss adjustments shall be payable as provided in Article 10, except that losses under liability and worker’s compensation insurance policies shall be payable directly to the party entitled thereto.  Tenant shall cause all insurance premiums to be paid and shall deliver (or cause to be delivered) policies or certificates thereof to Landlord prior to their effective date (and, with respect to any renewal policy, prior to the expiration of the existing policy).  All such policies shall provide Landlord (and any Property

Mortgagee if required by the same) thirty (30) days prior written notice of any material change or cancellation of such policy.  In the event Tenant shall fail to effect (or cause to be effected) such insurance as herein required, to pay (or cause to be paid) the premiums therefor or to deliver (or cause to be delivered) such policies or certificates to Landlord or any Property Mortgagee at the times required, Landlord shall have the right, upon Notice to Tenant, but not the obligation, to acquire such insurance and pay the premiums therefor, which amounts shall be payable to Landlord, upon demand, as Additional Charges, together with interest accrued thereon at the Overdue Rate from the date such payment is made until (but excluding) the date repaid.

9.4  No Separate Insurance; Self-Insurance.  Tenant shall not take (or permit any Person to take) out separate insurance, concurrent in form or contributing in the event of loss with that required by this Article 9, or increase the amount of any existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of such insurance, including Landlord and all Property Mortgagees, are included therein as additional insureds and the loss is payable under such insurance in the same manner as losses are payable under this Agreement.  In the event Tenant shall take out any such separate insurance or increase any of the amounts of the then existing insurance, Tenant shall give Landlord prompt Notice thereof.  Tenant shall not self-insure (or permit any Person to self-insure).

9.5  Indemnification of Landlord.  Notwithstanding the existence of any insurance provided for herein and without regard to the policy limits of any such insurance, Tenant shall protect, indemnify and hold harmless Landlord for, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and reasonable expenses (including, without limitation, reasonable attorneys’ fees), to the maximum extent permitted by law, imposed upon or incurred by or asserted against Landlord by reason of the following, except to the extent caused by Landlord’s gross negligence or willful misconduct:  (a) any accident or injury to, or death of, persons or loss of or damage to property occurring on or about any Property or portion thereof or adjoining sidewalks or rights of way during the Term, (b) any past, present or future condition or use, misuse, non-use, management, maintenance or repair by Tenant or anyone claiming under any of them, of any Property or Tenant’s Personal Property, or any litigation, proceeding or claim by governmental entities (other than Condemnation proceedings) or other third parties to which Landlord is made a party or participant relating to any Property or portion thereof or Tenant’s Personal Property or such use, misuse, non-use, condition, management, maintenance, or repair thereof, including failure to perform obligations under this Agreement, to which Landlord is made a party during the Term, (c) any Impositions that are the obligations of Tenant to pay pursuant to the applicable provisions of this Agreement, and (d) any failure on the part of Tenant or anyone claiming under Tenant to perform or comply with any of the terms of this Agreement.  Tenant, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Landlord (and shall not be responsible for any duplicative attorneys’ fees incurred by Landlord) or may compromise or otherwise dispose of the same, with Landlord’s prior written consent (which consent may not be unreasonably withheld, delayed or conditioned).  The obligations of Tenant under this Section 9.5 shall survive the termination of this Agreement.

ARTICLE 10

CASUALTY

10.1  Insurance Proceeds.  Except as provided in the last clause of this sentence, all proceeds payable by reason of any loss or damage to any Property, or any portion thereof, and insured under any policy of insurance required by Article 9 (other than the proceeds of any business interruption insurance or insurance proceeds for Tenant’s Personal Property) shall be paid directly to Landlord (subject to the provisions of Section 10.2) and all loss adjustments with respect to losses payable to Landlord shall require the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, that, so long as no Event of Default shall have occurred and be continuing, all such proceeds less than or equal to Two Hundred Fifty Thousand Dollars ($250,000) shall be paid directly to Tenant and such losses may be adjusted without Landlord’s consent.  If Tenant is required to reconstruct or repair any Property as provided herein, such proceeds shall be paid out by Landlord from time to time for the reasonable costs of reconstruction or repair of such Property necessitated by such damage or destruction, subject to and in accordance with the provisions of Section 10.2.4.  Any excess proceeds of insurance remaining after the completion of the restoration shall be paid to Tenant.  In the event that the provisions of Section 10.2.1 are applicable, the insurance proceeds shall be retained by the party entitled thereto pursuant to Section 10.2.1.

10.2  Damage or Destruction.

10.2.1  Damage or Destruction of Leased Property.  If, during the Term, any Property shall be totally or partially destroyed and the Travel Center located thereon is thereby rendered Unsuitable for Its Permitted Use, either Landlord or Tenant may, by the giving of Notice thereof to the other, terminate this Agreement with respect to such affected Property, whereupon, this Agreement shall terminate with respect to such affected Property, Landlord shall be entitled to retain the insurance proceeds payable on account of such damage, Tenant shall pay to Landlord the amount of any deductible under the insurance policies covering such Travel Center, the amount of any uninsured loss and any difference between the replacement cost of the affected Property and the casualty insurance proceeds therefor, and the Minimum Rent shall be reduced by the sum of eight and one-half percent (8.5%) of the total amount received by Landlord plus the Fair Market Value of the Land, such Fair Market Value to be determined by agreement of the parties or, absent agreement, an appraiser designated by Landlord.

10.2.2  Partial Damage or Destruction.  If, during the Term, any Property shall be totally or partially destroyed but the Travel Center located thereon is not rendered Unsuitable for Its Permitted Use, Tenant shall, subject to Section 10.2.3, promptly restore such Travel Center as provided in Section 10.2.4.

10.2.3  Insufficient Insurance Proceeds.  If the cost of the repair or restoration of the applicable Travel Center exceeds the amount of insurance proceeds received by Landlord and Tenant pursuant to Section 9.1, Tenant shall give Landlord Notice thereof which notice shall set forth in reasonable detail the nature of such deficiency and whether Tenant shall pay and assume the amount of such deficiency (Tenant having no obligation to do so, except that, if Tenant shall elect to make such funds available, the same shall become an irrevocable obligation of Tenant pursuant to this Agreement).  In the event Tenant shall elect not to pay and assume the amount of such deficiency, Landlord shall have the right (but not the obligation), exercisable in Landlord’s sole discretion by Notice to Tenant, given within sixty (60) days after Tenant’s notice of the deficiency, to elect to make available for application to the cost of repair or restoration the amount of such deficiency; provided, however, in such event, upon any disbursement by Landlord thereof, the Minimum Rent shall be adjusted as provided in Section 3.1.1(b).  In the event that neither Landlord nor Tenant shall elect to make such deficiency available for restoration, either Landlord or Tenant may terminate this Agreement with respect to the affected Property by Notice to the other, whereupon, this Agreement shall so terminate and insurance proceeds shall be distributed as provided in Section 10.2.1.  It is expressly understood and agreed, however, that, notwithstanding anything in this Agreement to the contrary, Tenant shall be strictly liable and solely responsible for the amount of any deductible and shall, upon any insurable loss, pay over the amount of such deductible to Landlord at the time and in the manner herein provided for payment of the applicable proceeds to Landlord.

10.2.4  Disbursement of Proceeds.  In the event Tenant is required to restore any Property pursuant to Section 10.2 and this Agreement is not terminated as to such Property pursuant to this Article 10, Tenant shall commence (or cause to be commenced) promptly and continue diligently to perform (or cause to be performed) the repair and restoration of such Property (hereinafter called the “Work”), so as to restore (or cause to be restored) the applicable Property in material compliance with all Legal Requirements and so that such Property shall be, to the extent practicable, substantially equivalent in value and general utility to its general utility and value immediately prior to such damage or destruction.  Subject to the terms hereof, Landlord shall advance the insurance proceeds and any additional amounts payable by Landlord pursuant to Section 10.2.3 or otherwise deposited with Landlord to Tenant regularly during the repair and restoration period so as to permit payment for the cost of any such restoration and repair.  Any such advances shall be made not more often than monthly within ten (10) Business Days after Tenant submits to Landlord a written requisition and substantiation therefor on AIA Forms G702 and G703 (or on such other form or forms as may be reasonably acceptable to Landlord).  Landlord may, at its option, condition advancement of such insurance proceeds and other amounts on (i) its approval of plans and specifications of an architect satisfactory to Landlord (which approval shall not be unreasonably withheld, delayed or conditioned), (ii) general contractors’ estimates, (iii) architect’s certificates, (iv) conditional lien waivers of general contractors, if available, (v) evidence of approval by all governmental authorities and other regulatory bodies whose approval is required, (vi) if

Tenant has elected to advance deficiency funds pursuant to Section 10.2.3, Tenant depositing the amount thereof with Landlord and (vii) such other certificates as Landlord may, from time to time, reasonably require.

Landlord’s obligation to disburse insurance proceeds under this Article 10 shall be subject to the release of such proceeds by any Property Mortgagee to Landlord.

Tenant’s obligation to restore the applicable Property pursuant to this Article 10 shall be subject to the release of available insurance proceeds by the applicable Property Mortgagee to Landlord or directly to Tenant and, in the event such proceeds are insufficient, Landlord electing to make such deficiency available therefor (and disbursement of such deficiency).

10.3  Damage Near End of Term.  Notwithstanding any provisions of Section 10.1 or 10.2 to the contrary, if damage to or destruction of any Property occurs during the last twelve (12) months of the Term and if such damage or destruction cannot reasonably be expected to be fully repaired and restored prior to the date that is six (6) months prior to the end of the Term, the provisions of Section 10.2.1 shall apply as if such Property had been totally or partially destroyed and the Travel Center thereon rendered Unsuitable for Its Permitted Use.

10.4  Tenant’s Personal Property.  All insurance proceeds payable by reason of any loss of or damage to any of Tenant’s Personal Property shall be paid to Tenant and, to the extent necessary to repair or replace Tenant’s Personal Property in accordance with Section 10.5, Tenant shall hold such proceeds in trust to pay the cost of repairing or replacing damaged Tenant’s Personal Property.

10.5  Restoration of Tenant’s Personal Property.  If Tenant is required to restore any Property as hereinabove provided, Tenant shall either (a) restore all alterations and improvements made by Tenant and Tenant’s Personal Property, or (b) replace such alterations and improvements and Tenant’s Personal Property with improvements or items of the same or better quality and utility in the operation of such Property.

10.6  No Abatement of Rent.  This Agreement shall remain in full force and effect and Tenant’s obligation to make all payments of Rent and to pay all other charges as and when required under this Agreement shall remain unabated during the

Term notwithstanding any damage involving the Leased Property, or any portion thereof (provided that Landlord shall credit against such payments any amounts paid to Landlord as a consequence of such damage under any business interruption insurance obtained by Tenant hereunder).  The provisions of this Article 10 shall be considered an express agreement governing any cause of damage or destruction to the Leased Property, or any portion thereof, and, to the maximum extent permitted by law, no local or State statute, laws, rules, regulation or ordinance in effect during the Term which provide for such a contingency shall have any application in such case.

10.7  Waiver.  Tenant hereby waives any statutory rights of termination which may arise by reason of any damage or destruction of the Leased Property, or any portion thereof.

ARTICLE 11

CONDEMNATION

11.1  Total Condemnation, Etc.  If either (i) the whole of any Property shall be taken by Condemnation or (ii) a Condemnation of less than the whole of any Property renders any Property Unsuitable for Its Permitted Use, this Agreement shall terminate with respect to such Property, and Tenant and Landlord shall seek the Award for their interests in the applicable Property as provided in Section 11.5.  Upon payment to Landlord of any such Award, the Minimum Rent shall be reduced by eight and one-half percent (8.5%) of the amount of such Award received by Landlord.

11.2  Partial Condemnation.  In the event of a Condemnation of less than the whole of any Property such that such Property is still suitable for its Permitted Use, Tenant shall, to the extent of the Award and any additional amounts disbursed by Landlord as hereinafter provided, commence (or cause to be commenced) promptly and continue diligently to restore (or cause to be restored) the untaken portion of the applicable Leased Improvements so that such Leased Improvements shall constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as such Leased Improvements existing immediately prior to such Condemnation, in material compliance with all Legal Requirements, subject to the provisions of this Section 11.2.  If the cost of the repair or restoration of the affected Property exceeds the amount of the Award, Tenant shall give Landlord Notice thereof which notice shall set forth in reasonable detail the nature of such deficiency and whether Tenant shall pay and assume the amount of such deficiency (Tenant having no obligation to do so, except that if Tenant shall elect to make such funds available, the same shall become an irrevocable obligation of Tenant pursuant to this Agreement).  In the event Tenant shall elect not to pay and assume the amount of such deficiency, Landlord shall have the right (but not the obligation), exercisable at Landlord’s sole election by Notice to Tenant given within sixty (60) days after Tenant’s Notice of the deficiency, to elect to make available for application to the cost of repair or restoration the amount of such deficiency; provided, however, in such event, upon any disbursement by Landlord thereof, the Minimum Rent shall be adjusted as provided in Section 3.1.1(b).  In the event that neither Landlord nor Tenant shall elect to make such deficiency available for restoration, either Landlord or Tenant may terminate this Agreement with respect to the affected Property and the entire Award shall be allocated as set forth in Section 11.5.

Subject to the terms hereof, Landlord shall contribute to the cost of restoration that part of the Award received by Landlord and necessary to complete such repair or restoration, together with severance and other damages awarded to Landlord for the taken Leased Improvements and any deficiency Landlord has agreed to disburse, to Tenant regularly during the restoration period so as to permit payment for the cost of such repair or restoration.  Landlord may, at its option, condition advancement of such portion of the Award and other amounts on (a) its approval of plans and specifications of an architect satisfactory to Landlord (which approval shall not be unreasonably withheld, delayed or conditioned), (b) general contractors’ estimates, (c) architect’s certificates, (d) conditional lien waivers of general contractors, if available, (e) evidence of approval by all governmental authorities and other regulatory bodies whose approval is required, (f) if Tenant has elected to advance deficiency funds pursuant to the preceding paragraph, Tenant depositing the amount thereof with Landlord and (g) such other certificates as Landlord may, from time to time, reasonably require.  Landlord’s obligation under this Section 11.2 to disburse the Award and such other amounts shall be subject to (x) the collection thereof by Landlord and (y) the satisfaction of any applicable requirements of any Property Mortgage, and the release of such Award by the applicable Property Mortgagee.  Tenant’s obligation to restore the Leased Property shall be subject to the release of any portion of the Award by the applicable Property Mortgagee to Landlord.

11.3  Abatement of Rent.  Other than as specifically provided in this Agreement, this Agreement shall remain in full force and effect and Tenant’s obligation to make all payments of Rent and to pay all other charges as and when required under this Agreement shall remain unabated during the Term notwithstanding any Condemnation involving the Leased Property, or any portion thereof.  The provisions of this Article 11 shall be considered an express agreement governing any Condemnation involving the Leased Property and, to the maximum extent permitted by law, no local or State statute, law, rule, regulation or ordinance in effect during the Term which provides for such a contingency shall have any application in such case.

11.4  Temporary Condemnation.  In the event of any temporary Condemnation of any Property or Tenant’s interest therein, this Agreement shall continue in full force and effect and Tenant shall continue to pay (or cause to be paid), in the manner and on the terms herein specified, the full amount of the Rent.  Tenant shall continue to perform and observe (or cause to be performed and observed) all of the other terms and conditions of this Agreement on the part of the Tenant to be performed and observed.  The entire amount of any Award made for such temporary Condemnation allocable to the Term, whether paid by way of damages, rent or otherwise, shall be paid to Tenant.  Tenant shall, promptly upon the termination of any such period of temporary Condemnation, at its sole cost and expense, restore the affected Property to the condition that existed immediately prior to such Condemnation, in material compliance with all applicable Legal Requirements, unless such period of temporary Condemnation shall extend beyond the expiration of the Term, in which event Tenant shall not be required to make such restoration.

11.5  Allocation of Award.  Except as provided in Section 11.4 and the second sentence of this Section 11.5, the total Award shall be solely the property of and payable to Landlord.  Any portion of the Award made for the taking of Tenant’s leasehold interest in the Leased Property, loss of business during the remainder of the Term, the taking of Tenant’s Personal Property, the taking of Capital Additions paid for by Tenant and Tenant’s removal and relocation expenses shall be the sole property of and payable to Tenant.  In any Condemnation proceedings, Landlord and Tenant shall each seek its own Award in conformity herewith, at its own expense.

ARTICLE 12

DEFAULTS AND REMEDIES

12.1  Events of Default.  The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder:

(a)           should Tenant fail to make any payment of the Rent or any other sum payable hereunder when due which failure shall continue for a period of five (5) Business Days after Notice thereof from Landlord to Tenant; or

(b)           should Tenant default in the due observance or performance of any of the terms, covenants or agreements contained herein to be performed or observed by it (other than as specified in clause (a) above) and should such default continue for a period of thirty (30) days after Notice thereof from Landlord to Tenant; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with due diligence within such period of time and if, in addition, Tenant commences to cure or cause to be cured such default within thirty (30) days after Notice thereof from Landlord and thereafter prosecutes the curing of such default with all due diligence, such period of time shall be extended to such period of time (not to exceed an additional ninety (90) days in the aggregate) as may be necessary to cure such default with all due diligence; or

(c)           should any obligation of Tenant or any Guarantor in respect of any Indebtedness of Twenty Million Dollars ($20,000,000) or more for money borrowed or for any material property or services, or any guaranty relating thereto, be declared to be or become due and payable prior to the stated maturity thereof, or should there occur and be continuing with respect to any such Indebtedness any event of default under any instrument or agreement evidencing or securing the same, the effect of which is to permit the holder or holders of such instrument or agreement or a trustee, agent or other representative on behalf of such holder or holders, to cause any such obligations to become due prior to its stated maturity; or

(d)           should an event of default occur and be continuing beyond the expiration of any applicable cure period under any Guaranty; or

(e)           should Tenant or any Guarantor generally not be paying its debts as they become due or should Tenant or any Guarantor make a general assignment for the benefit of creditors; or

(f)            should any petition be filed by or against Tenant or any Guarantor under the Federal bankruptcy laws, or should any other proceeding be instituted by or against Tenant or any Guarantor seeking to adjudicate Tenant or any Guarantor a bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment or composition of Tenant’s or any Guarantor’s debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for Tenant or any Guarantor or for any substantial part of the property of Tenant or any Guarantor and such proceeding is not dismissed within one hundred eighty (180) days after institution thereof; or

(g)           should Tenant or any Guarantor cause or institute any proceeding for its dissolution or termination; or

(h)           should the estate or interest of Tenant in the Leased Property or any part thereof be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of (x) ninety (90) days after commencement thereof, unless the amount in dispute is less than $250,000, in which case Tenant shall give Notice to Landlord of the dispute but Tenant may defend in any suitable way, and (y) two hundred seventy (270) days after receipt by Tenant of Notice thereof from Landlord (unless Tenant shall be contesting such lien or attachment in good faith in accordance with Article 8); or

(i)            should there occur any direct or indirect Change in Control of Tenant or any Guarantor, except as otherwise permitted by Article 16;

then, and in any such event, Landlord, in addition to all other remedies available to it, may terminate this Agreement with respect to any or all of the Leased Property by giving Notice thereof to Tenant and upon the expiration of the time, if any, fixed in such Notice, this Agreement shall terminate with respect to all or the designated portion of the Leased Property and all rights of Tenant under this Agreement with respect thereto shall cease.  Landlord shall have and may exercise all rights and remedies available at law and in equity to Landlord as a result of Tenant’s breach of this Agreement.

Upon the termination of this Agreement in connection with any Event of Default, Landlord may, in addition to any other remedies provided herein, enter upon the Leased Property, or any portion thereof and take possession of any and all of Tenant’s Personal Property, if any, without liability for trespass or conversion (Tenant hereby waiving any right to notice or hearing prior to such taking of possession by Landlord) and sell the same at public or private sale, after giving Tenant reasonable Notice of the time and place of any public or private sale, at which sale Landlord or its assigns may purchase all or any portion of Tenant’s Personal Property, if any, unless otherwise prohibited by law.  Unless otherwise provided by law and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable Notice shall be met if such Notice is given at least ten (10) days before the date of sale.

12.2  Remedies.  None of (a) the termination of this Agreement pursuant to Section 12.1, (b) the repossession of the Leased Property, or any portion thereof, (c) the failure of Landlord to relet the Leased Property, or any portion thereof, nor (d) the reletting of all or any of portion of the Leased Property, shall relieve Tenant of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting.  In the event of any such termination, Tenant shall forthwith pay to Landlord all Rent due and payable with respect to the Leased Property, or terminated portion thereof, through and including the date of such termination.  Thereafter, Tenant, until the end of what would have been the Term of this Agreement in the absence of such termination, and whether or not the Leased Property, or any portion thereof, shall have been relet, shall be liable to Landlord for, and shall pay to Landlord, as current damages, the Rent (Additional Rent to be reasonably calculated by Landlord) and other charges which would be payable hereunder for the remainder of the Term had such termination not occurred, less the net proceeds, if any, of any reletting of the Leased Property, or any portion thereof, after deducting all reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys’ fees, advertising, expenses of employees, alteration costs and expenses of preparation for such reletting.  Tenant shall pay such current damages to Landlord monthly on the days on which the Minimum Rent would have been payable hereunder if this Agreement had not been so terminated with respect to such of the Leased Property.

At any time after such termination, whether or not Landlord shall have collected any such current damages, as liquidated final damages beyond the date of such termination, at Landlord’s election, Tenant shall pay to Landlord an amount equal to the present value (as reasonably determined by Landlord using a discount rate equal to five percent (5%) per annum) of the excess, if any, of the Rent and other charges which would be payable hereunder from the date of such termination (assuming that, for the purposes of this paragraph, annual payments by Tenant on account of Impositions and Additional Rent would be the same as payments required for the immediately preceding twelve calendar months, or if less than twelve calendar months have expired since the Commencement Date, the payments required for such lesser period projected to an annual amount) for what would be the then unexpired term of this Agreement if the same remained in effect, over the fair market rental for the same period.  Nothing contained in this Agreement shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

In case of any Event of Default, re-entry, expiration and dispossession by summary proceedings or otherwise, Landlord may, (a) relet the Leased Property or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord’s option, be equal to, less than or exceed the period which would otherwise have constituted the balance of the Term and may grant concessions or free rent to the extent that Landlord considers advisable and necessary to relet the same, and (b) may make such reasonable alterations, repairs and decorations in the Leased Property, or any portion thereof, as Landlord, in its sole and absolute discretion, considers advisable and necessary for the purpose of reletting the Leased Property; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid.  Landlord shall in no event be liable in any way whatsoever for any failure to relet all or any portion of the Leased Property, or, in the event that the Leased Property is relet, for failure to collect the rent under such reletting.  To the maximum extent permitted by law, Tenant hereby expressly waives any and all rights of redemption granted under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Leased Property, by reason of the occurrence and continuation of an Event of Default hereunder.

12.3  Tenant’s Waiver.  IF THIS AGREEMENT IS TERMINATED PURSUANT TO SECTION 12.1 OR 12.2, TENANT WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN THE EVENT OF SUMMARY PROCEEDINGS TO ENFORCE THE REMEDIES SET FORTH IN THIS ARTICLE 12, AND THE BENEFIT OF ANY LAWS NOW OR HEREAFTER IN FORCE EXEMPTING PROPERTY FROM LIABILITY FOR RENT OR FOR DEBT.

12.4  Application of Funds.  Any payments received by Landlord under any of the provisions of this Agreement during the existence or continuance of any Event of Default (and any payment made to Landlord rather than Tenant due to the existence of any Event of Default) shall be applied to Tenant’s current and past due obligations under this Agreement in such order as Landlord may determine or as may be prescribed by the laws of the State.  Any balance shall be paid to Tenant.

12.5  Landlord’s Right to Cure Tenant’s Default.  If an Event of Default shall have occurred and be continuing, Landlord, after Notice to Tenant (which Notice shall not be required if Landlord shall reasonably determine immediate action is necessary to protect person or property), without waiving or releasing any obligation of Tenant and without waiving or releasing any Event of Default, may (but shall not be obligated to), at any time thereafter, make such payment or perform such act for the account and at the expense of Tenant, and may, to the maximum extent permitted by law, enter upon the Leased Property, or any portion thereof, for such purpose and take all such action thereon as, in Landlord’s sole and absolute discretion, may be necessary or appropriate therefor.  No such entry shall be deemed an eviction of Tenant.  All reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by Landlord in connection therewith, together with interest thereon (to the extent permitted by law) at the Overdue Rate from the date such sums are paid by Landlord until repaid, shall be paid by Tenant to Landlord, on demand.

ARTICLE 13

HOLDING OVER

Any holding over by Tenant after the expiration or sooner termination of this Agreement shall be treated as a daily tenancy at sufferance at a rate equal to two (2) times the Minimum Rent and other charges herein provided (prorated on a daily basis).  Tenant shall also pay to Landlord all damages (direct or indirect) sustained by reason of any such holding over.  Otherwise, such holding over shall be on the terms and conditions set forth in this Agreement, to the extent applicable.  Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Agreement.

ARTICLE 14

LANDLORD DEFAULT

If Landlord shall default in the performance or observance of any of its covenants or obligations set forth in this Agreement or any obligation of Landlord, if any, under any agreement affecting the Leased Property, the performance of which is not Tenant’s obligation pursuant to this Agreement, and any such default shall continue for a period of thirty (30) days after Notice thereof from Tenant to Landlord and any applicable Property Mortgagee, or such additional period as may be reasonably required to correct the same, Tenant may declare the occurrence of a “Landlord Default” by a second Notice to Landlord and to such Property Mortgagee.  Thereafter, Tenant may forthwith cure the same and, subject to the provisions of the following paragraph, invoice Landlord for costs and expenses (including reasonable attorneys’ fees and court costs) incurred by Tenant in curing the same, together with interest thereon (to the extent permitted by law) from the date Landlord receives Tenant’s invoice until paid, at the Overdue Rate.  Tenant shall have no right to terminate this Agreement for any default by Landlord hereunder and no right, for any such default, to offset or counterclaim against any Rent or other charges due hereunder.

If Landlord shall in good faith dispute the occurrence of any Landlord Default and Landlord, before the expiration of the applicable cure period, shall give Notice thereof to Tenant, setting forth, in reasonable detail, the basis therefor, no Landlord Default shall be deemed to have occurred and Landlord shall have no obligation with respect thereto until final adverse determination thereof.  If Tenant and Landlord shall fail, in good faith, to resolve any such dispute within ten (10) days after Landlord’s Notice of dispute, either may submit the matter for resolution in accordance with Article 22.

ARTICLE 15

PURCHASE OF TENANT’S PERSONAL PROPERTY

Landlord shall have the option to purchase Tenant’s Personal Property, at the expiration or sooner termination of this Agreement, for an amount equal to the then fair market value thereof (current replacement cost as determined by agreement of the parties or, in the absence of such agreement, appraisal), subject to, and with appropriate price adjustments for, all liabilities assumed such as equipment leases, conditional sale contracts and other encumbrances securing such liabilities to which such Personal Property is subject.

ARTICLE 16

SUBLETTING AND ASSIGNMENT

16.1  Subletting and Assignment.  Except as provided in Section 16.3, Tenant shall not, without Landlord’s prior written consent (which consent may be given or withheld in Landlord’s sole and absolute discretion), assign, mortgage, pledge, hypothecate, encumber or otherwise transfer this Agreement or sublease or permit the sublease (which term shall be deemed to include the granting of concessions, licenses, and the like), of the Leased Property, or any portion thereof, or suffer or permit this Agreement or the leasehold estate created hereby or any other rights arising under this Agreement to be assigned, transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the use or operation of the Leased Property, or any portion thereof, by anyone other than Tenant to be offered or advertised for assignment or subletting.

For purposes of this Section 16.1, an assignment of this Agreement shall be deemed to include, without limitation, any direct or indirect Change in Control of Tenant.

If this Agreement is assigned or if the Leased Property, or any portion thereof is sublet (or occupied by anybody other than Tenant and its employees), after termination of this Agreement, Landlord may collect the rents from such assignee, subtenant or occupant, as the case may be, but no such collection shall be deemed a waiver of the provisions set forth in the first paragraph of this Section 16.1, the acceptance by Landlord of such assignee, subtenant or occupant, as the case may be, as a tenant, or a release of Tenant from the future performance by

Tenant of its covenants, agreements or obligations contained in this Agreement.

Any assignment or transfer of Tenant’s interest under this Agreement shall be subject to such assignee’s or transferee’s delivery to Landlord of a Guaranty, which Guaranty shall be in form and substance satisfactory to Landlord in its sole discretion and which Guaranty shall constitute a Guaranty hereunder.

No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder (unless Landlord and Tenant expressly otherwise agree that Tenant shall be released from all obligations hereunder), and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the prohibition set forth in this Section 16.1.  No assignment, subletting or occupancy shall affect any Permitted Use.  Any subletting, assignment or other transfer of Tenant’s interest under this Agreement in contravention of this Section 16.1 shall be voidable at Landlord’s option.

16.2  Required Sublease Provisions.  Any sublease of all or any portion of the Leased Property entered into on or after the Commencement Date shall provide (a) that it is subject and subordinate to this Agreement and to the matters to which this Agreement is or shall be subject or subordinate; (b) that in the event of termination of this Agreement or reentry or dispossession of Tenant by Landlord under this Agreement, Landlord may, at its option, terminate such sublease or take over all of the right, title and interest of Tenant, as sublessor under such sublease, and such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that neither Landlord nor any Property Mortgagee, as holder of a mortgage or as Landlord under this Agreement, if such mortgagee succeeds to that position, shall (i) be liable for any act or omission of Tenant under such sublease, (ii) be subject to any credit, counterclaim, offset or defense which theretofore accrued to such subtenant against Tenant, (iii) be bound by any previous modification of such sublease not consented to in writing by Landlord or by any previous prepayment of more than one (1) month’s rent, (iv) be bound by any covenant of Tenant to undertake or complete any construction of the applicable Property, or any portion thereof, (v) be required to account for any security deposit of the subtenant other than any security deposit actually delivered to Landlord by Tenant, (vi) be bound by any obligation to make any payment to such subtenant or grant any credits, except for services, repairs, maintenance and restoration provided for under the sublease that are performed after the date of such attornment, (vii) be responsible for any monies owing by Tenant to the credit of such subtenant unless actually delivered to Landlord by Tenant, or (viii) be required to remove any Person occupying any portion of the Leased Property; and (c) in the event that such subtenant receives a written Notice from Landlord or any Property Mortgagee stating that this Agreement has terminated, such subtenant shall thereafter be obligated to pay all rentals accruing under such sublease directly to the party giving such Notice or as such party may direct.  Such sublease shall provide that the subtenant thereunder shall, at the request of Landlord, execute a suitable instrument in confirmation of such agreement to attorn.  An original counterpart of each such sublease and assignment and assumption, duly executed by Tenant and such subtenant or assignee, as the case may be, in form and substance reasonably satisfactory to Landlord, shall be delivered promptly to Landlord and (a) in the case of an assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Agreement on the part of Tenant to be kept and performed and shall be, and become, jointly and severally liable with Tenant for the performance thereof and (b) in case of either an assignment or subletting, Tenant shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Tenant hereunder.

The provisions of this Section 16.2 shall not be deemed a waiver of the provisions set forth in the first paragraph of Section 16.1.

16.3  Permitted Sublease.  Subject to the provisions of Section 16.2 and Section 16.4 and any other express conditions or limitations set forth herein, Tenant may, in each instance after Notice to Landlord and without consent, (a) enter into third party agreements or sublease space at any Property for fuel station, restaurant/food service or mechanical repair purposes or other concessions in furtherance of the Permitted Use, so long as such subleases will not violate or affect any Legal Requirement or Insurance Requirement, and Tenant shall provide such additional insurance coverage applicable to the activities to be conducted in such subleased space as Landlord and any Property Mortgagee may reasonably require, and (b) enter into one or more subleases or licenses with Affiliated Persons of Tenant with respect to the Leased Property, or any portion thereof, provided Tenant gives Landlord Notice of the material terms and conditions thereof.  Landlord and Tenant acknowledge and agree that if Tenant enters into one or more subleases or licenses with Affiliated Persons of Tenant with respect to any Property, or any portion thereof, in accordance with the preceding clause (b), Tenant may allocate the rent and other charges with respect to the affected Property in any reasonable manner; provided, however, that such allocation shall not affect Tenant’s (nor any Guarantor’s) liability for the Rent and other obligations of Tenant under this Agreement; and, provided, further, that Tenant shall give Landlord prompt written notice of any allocation or reallocation of the rent and other charges with respect to the affected Property and, in any event, Tenant shall give Landlord written notice of the amount of such allocations at least ten (10) Business Days prior to the date that Landlord or Hospitality Properties Trust is required to file any tax returns in any State where such affected Leased Property is located.

16.4  Sublease Limitation.  Anything contained in this Agreement to the contrary notwithstanding, Tenant shall not sublet or license the Leased Property, or any portion thereof, on any basis such that the rental to be paid by any sublessee or licensee thereunder would be based, in whole or in part, on the net income or profits derived by the business activities of such sublessee or licensee, any other formula such that any portion of such sublease rental or license would fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto or would otherwise disqualify Landlord or any Affiliated Person for treatment as a “real estate investment trust” under the Code.

ARTICLE 17

ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS

17.1  Estoppel Certificates.  At any time and from time to time, but not more than a reasonable number of times per year, upon not less than ten (10) Business Days prior Notice by either party, the party receiving such Notice shall furnish to the other an Officer’s Certificate certifying that this Agreement is unmodified and in full force and effect (or that this Agreement is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, that no Default or an Event of Default has occurred and is continuing or, if a Default or an Event of Default shall exist, specifying in reasonable detail the nature thereof, and the steps being taken to remedy the same, and such additional information as the requesting party may reasonably request.  Any such certificate furnished pursuant to this Section 17.1 may be relied upon by the requesting party, its lenders and any prospective purchaser or mortgagee of the Leased Property, or any portion thereof, or the leasehold estate created hereby.

17.2  Financial Statements.  Tenant shall furnish or cause TA to furnish, as applicable, the following statements to Landlord:

(a)           within forty-five (45) days after each of the first three fiscal quarters of any Fiscal Year, the most recent Consolidated Financials, accompanied by the Financial Officer’s Certificate;

(b)           within ninety (90) days after the end of each Fiscal Year, the most recent Consolidated Financials and financials of Tenant for such year, certified by an independent certified public accountant reasonably satisfactory to Landlord and accompanied by a Financial Officer’s Certificate;

(c)           within forty-five (45) days after the end of each month, an unaudited operating statement and statement of Capital Expenditures prepared on a Property by Property basis and a combined basis, accompanied by a Financial Officer’s Certificate;

(d)           at any time and from time to time upon not less than twenty (20) days Notice from Landlord or such additional period as may be reasonable under the circumstances, any Consolidated Financials, Tenant financials or any other audited or unaudited financial reporting information required to be filed by Landlord with any securities and exchange commission, the SEC or any successor agency, or any other governmental authority, or required pursuant to any order issued by any court, governmental authority or arbitrator in any litigation to which Landlord is a party, for purposes of compliance therewith; and

(e)           promptly upon Notice from Landlord, such other information concerning the business, financial condition and affairs of Tenant, any Guarantor, and/or any Affiliated Person of Tenant as Landlord reasonably may request from time to time.

Landlord shall treat any non-public information which it receives from Tenant pursuant to this Section 17.2 as confidential, but Landlord may at any time, and from time to time, provide any Property Mortgagee with copies of any of the foregoing statements, subject to Landlord obtaining the agreement of such Property Mortgagee to maintain such statements and the information therein as confidential.

ARTICLE 18

LANDLORD’S RIGHT TO INSPECT

Tenant shall permit Landlord and its authorized representatives to inspect the Leased Property, or any portion thereof, during usual business hours upon not less than forty-eight (48) hours’ notice and to make such repairs as Landlord is permitted or required to make pursuant to the terms of this Agreement, provided that any inspection or repair by Landlord or its representatives will not unreasonably interfere with Tenant’s use and operation of the Leased Property and further provided that in the event of an emergency, as determined by Landlord in its reasonable discretion, prior Notice shall not be necessary.

ARTICLE 19

EASEMENTS

19.1  Grant of Easements.  Provided no Event of Default has occurred and is continuing, Landlord will join in granting and, if necessary, modifying or abandoning such rights-of-way, easements and other interests as may be reasonably requested by Tenant for ingress and egress, and electric, telephone, gas, water, sewer and other utilities so long as:

(a)           the instrument creating, modifying or abandoning any such easement, right-of-way or other interest is satisfactory to and approved by Landlord (which approval shall not be unreasonably withheld, delayed or conditioned); and

(b)           Landlord receives an Officer’s Certificate from Tenant stating (i) that such grant, modification or abandonment is not detrimental to the proper conduct of business on such Property, (ii) the consideration, if any, being paid for such grant, modification or abandonment (which consideration shall be paid by Tenant), (iii) that such grant, modification or abandonment does not impair the use or value of such Property for the Permitted Use, and (iv) that, for as long as this Agreement shall be in effect, Tenant will perform all obligations, if any, of Landlord under any such instrument.

19.2  Exercise of Rights by Tenant.  So long as no Event of Default has occurred and is continuing, Tenant shall have the right to exercise all rights of Landlord under the Easement Agreements and, in connection therewith, Landlord shall execute and promptly return to Tenant such documents as Tenant shall reasonably request.  Tenant shall perform all obligations of Landlord under the Easement Agreements.

19.3  Permitted Encumbrances.  Any agreements entered into in accordance with this Article 19 shall be deemed a Permitted Encumbrance.

ARTICLE 20

PROPERTY MORTGAGES

20.1  Landlord May Grant Liens.  Without the consent of Tenant, Landlord may, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement (“Encumbrance”) upon the Leased Property, or any portion thereof, or interest therein, whether to secure any borrowing or other means of financing or refinancing.

20.2  Subordination of Lease.  This Agreement and any and all rights of Tenant hereunder are and shall be subject and subordinate to any ground or master lease, and all renewals, extensions, modifications and replacements thereof, and to all mortgages and deeds of trust, which may now or hereafter affect the Leased Property, or any portion thereof, or any improvements thereon and/or any of such leases, whether or not such mortgages or deeds of trust shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages and deeds of trust, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and deeds of trust and all consolidations of such mortgages and deeds of trust.  This section shall be self-operative and no further instrument of subordination shall be required.  In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the holder of any such mortgage or the trustee or beneficiary of any deed of trust or any of their respective successors in interest may reasonably request to evidence such subordination.  Any lease to which this Agreement is, at the time referred to, subject and subordinate is herein called “Superior Lease” and the lessor of a Superior Lease or its successor in interest at the time referred to is herein called “Superior Landlord” and any mortgage or deed of trust to which this Agreement is, at the time referred to, subject and subordinate is herein called “Superior Mortgage” and the holder, trustee or beneficiary of a Superior Mortgage is herein called “Superior Mortgagee”.  Tenant shall have no obligations under any Superior Lease or Superior Mortgage other than those expressly set forth in this Section 20.2.

If any Superior Landlord or Superior Mortgagee or the nominee or designee of any Superior Landlord or Superior Mortgagee shall succeed to the rights of Landlord under this Agreement (any such person, “Successor Landlord”), whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, at such Successor Landlord’s request, Tenant shall attorn to and recognize the Successor Landlord as Tenant’s landlord under this Agreement and Tenant shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment (provided that such instrument does not alter the terms of this Agreement), whereupon, this Agreement shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Agreement, except that the Successor Landlord (unless formerly the landlord under this Agreement or its nominee or designee) shall not be (a) liable in any way to Tenant for any act or omission, neglect or default on the part of any prior Landlord under this Agreement, (b) responsible for any monies owing by or on deposit with any prior Landlord to the credit of Tenant (except to the extent actually paid or delivered to the Successor Landlord), (c) subject to any counterclaim or setoff which theretofore accrued to Tenant against any prior Landlord, (d) bound by any modification of this Agreement subsequent to such Superior Lease or Mortgage, or by any previous prepayment of Rent for more than one (1) month in advance of the date due hereunder, which was not approved in writing by the Superior Landlord or the Superior Mortgagee thereto, (e) liable to Tenant beyond the Successor Landlord’s interest in the Leased Property and the rents, income, receipts, revenues, issues and profits issuing from the Leased Property, (f) responsible for the performance of any work to be done by the Landlord under this Agreement to render the Leased Property ready for occupancy by Tenant (subject to Landlord’s obligations under Section 5.1.2(b) or with respect to any insurance or Condemnation proceeds), or (g) required to remove any Person occupying the Leased Property or any part thereof, except if such person claims by, through or under the Successor Landlord.

Tenant agrees at any time and from time to time to execute a suitable instrument in confirmation of Tenant’s agreement to attorn, as aforesaid, and Landlord agrees to provide Tenant with an instrument of nondisturbance and attornment from each such Superior Mortgagee and Superior Landlord (other than the lessors under any ground leases with respect to the Leased Property, or any portion thereof) in form and substance reasonably satisfactory to Tenant.  Notwithstanding the foregoing, any Successor Landlord shall be liable (a) to pay to Tenant any amounts owed under Section 5.1.2(b), and (b) to pay to Tenant any portions of insurance proceeds or Awards received by Landlord or the Successor Landlord required to be paid to Tenant pursuant to the terms of this Agreement, and, as a condition to any mortgage, lien or lease in respect of the Leased Property, or any portion thereof, and the subordination of this Agreement thereto, the mortgagee, lienholder or lessor, as applicable, shall expressly agree, for the benefit of Tenant, to make such payments, which agreement shall be embodied in an instrument in form reasonably satisfactory to Tenant.

20.3  Notice to Mortgagee and Superior Landlord.  Subsequent to the receipt by Tenant of Notice from Landlord as to the identity of any Property Mortgagee or Superior Landlord under a lease with Landlord, as ground lessee, which includes the Leased Property, or any portion thereof, as part of the demised premises and which complies with Section 20.1 (which Notice shall be accompanied by a copy of the applicable mortgage or lease), no Notice from Tenant to Landlord as to a default by Landlord under this Agreement shall be effective with respect to a Property Mortgagee or Superior Landlord unless and until a copy of the same is given to such Property Mortgagee or Superior Landlord at the address set forth in the above described Notice, and the curing of any of Landlord’s defaults within the applicable notice and cure periods set forth in Article 14 by such Property Mortgagee or Superior Landlord shall be treated as performance by Landlord.

ARTICLE 21

ADDITIONAL COVENANTS OF LANDLORD AND TENANT

21.1  Prompt Payment of Indebtedness.  Tenant shall (a) pay or cause to be paid when due all payments of principal of and premium and interest on Tenant’s Indebtedness for money borrowed and shall not permit or suffer any such Indebtedness to become or remain in default beyond any applicable grace or cure period, (b) pay or cause to be paid when due all lawful claims for labor and rents with respect to the Leased Property, (c) pay or cause to be paid when due all trade payables and (d) pay or cause to be paid when due all other of Tenant’s Indebtedness upon which it is or becomes obligated, except, in each case, other than that referred to in clause (a), to the extent payment is being contested in good faith by appropriate proceedings in accordance with Article 8 and if Tenant shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP, if appropriate, or unless and until foreclosure, distraint sale or other similar proceedings shall have been commenced.

21.2  Conduct of Business.  Tenant shall not engage in any business other than the leasing and operation of the Leased Property (including any incidental or ancillary business relating thereto) and shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect and in good standing its legal existence and its rights and licenses necessary to conduct such business.

21.3  Maintenance of Accounts and Records.  Tenant shall keep true records and books of account of Tenant in which full, true and correct entries will be made of dealings and transactions in relation to the business and affairs of Tenant in accordance with GAAP.  Tenant shall apply accounting principles in the preparation of the financial statements of Tenant which, in the judgment of and the opinion of its independent public accountants, are in accordance with GAAP, where applicable, except for changes approved by such independent public accountants.  Tenant shall provide to Landlord either in a footnote to the financial statements delivered under Section 17.2 which relate to the period in which such change occurs, or in separate schedules to such financial statements, information sufficient to show the effect of any such changes on such financial statements.

21.4  Notice of Litigation, Etc.  Tenant shall give prompt Notice to Landlord of any litigation or any administrative proceeding to which it may hereafter become a party of which Tenant has notice or actual knowledge which involves a potential liability equal to or greater than Two Hundred Fifty Thousand Dollars ($250,000) or which may otherwise result in any material adverse change in the business, operations, property, prospects, results of operation or condition, financial or other, of Tenant.  Forthwith upon Tenant obtaining knowledge of any Default, Event of Default or any default or event of default under any agreement relating to Indebtedness for money borrowed in an aggregate amount exceeding, at any one time, Two Hundred

Fifty Thousand Dollars ($250,000), or any event or condition that would be required to be disclosed in a current report filed by Tenant on Form 8-K or in Part II of a quarterly report on Form 10-Q if Tenant were required to file such reports under the Securities Exchange Act of 1934, as amended, Tenant shall furnish Notice thereof to Landlord specifying the nature and period of existence thereof and what action Tenant has taken or is taking or proposes to take with respect thereto.

21.5  Indebtedness of Tenant.  Tenant shall not create, incur, assume or guarantee, or permit to exist, or become or remain liable directly or indirectly upon, any Indebtedness except the following:

(a)           Indebtedness of Tenant to Landlord;

(b)           Indebtedness of Tenant for Impositions, to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of Article 8;

(c)           Indebtedness of Tenant in respect of judgments or awards (i) which have been in force for less than the applicable appeal period and in respect of which execution thereof shall have been stayed pending such appeal or review, or (ii) which are fully covered by insurance payable to Tenant, or (iii) which are for an amount not in excess of $250,000 in the aggregate at any one time outstanding and (x) which have been in force for not longer than the applicable appeal period, so long as execution is not levied thereunder or (y) in respect of which an appeal or proceedings for review shall at the time be prosecuted in good faith in accordance with the provisions of Article 8, and in respect of which execution thereof shall have been stayed pending such appeal or review;

(d)           unsecured borrowings of Tenant from its Affiliated Persons which are by their terms expressly subordinate pursuant to a Subordination Agreement to the payment and performance of Tenant’s obligations under this Agreement; or

(e)           Indebtedness for purchase money financing in accordance with Section 21.8(a) and other operating liabilities incurred in the ordinary course of Tenant’s business;

(f)            Indebtedness of Tenant as guarantor or borrower secured by Liens permitted under Section 21.8(c); or

(g)           A guaranty of TA’s obligations under its revolving line of credit and for any privately placed or publicly issued debt.

21.6  Distributions, Payments to Affiliated Persons, Etc.  Tenant shall not declare, order, pay or make, directly or indirectly, any Distributions or any payment to any Affiliated Person of Tenant (including payments in the ordinary course of business) or set apart any sum or property therefor, or agree to do so, if, at the time of such proposed action, or immediately after giving effect thereto, any Event of Default shall have occurred and be continuing.  Otherwise, as long as no Event of Default shall have occurred and be continuing, Tenant may make Distributions and payments to Affiliated Persons; provided, however, that any such payments shall at all times be subordinate to Tenant’s obligations under this Agreement.

21.7  Prohibited Transactions.  Tenant shall not permit to exist or enter into any agreement or arrangement whereby it engages in a transaction of any kind with any Affiliated Person as to Tenant or any Guarantor, except on terms and conditions which are commercially reasonable.

21.8  Liens and Encumbrances.  Except as permitted by Article 7 and Section 21.5, Tenant shall not create or incur or suffer to be created or incurred or to exist any Lien on this Agreement or any of Tenant’s assets, properties, rights or income, or any of its interest therein, now or at any time hereafter owned, other than:

(a)           Security interests securing the purchase price of equipment or personal property whether acquired before or after the Commencement Date; provided, however, that (i) such Lien shall at all times be confined solely to the asset in question and (ii) the aggregate principal amount of Indebtedness secured by any such Lien shall not exceed the cost of acquisition or construction of the property subject thereto;

(b)           Permitted Encumbrances;

(c)           Security interests in Accounts or Chattel Paper, in Support Obligations, General Intangibles or Deposit Accounts relating to such Accounts or Chattel Paper, in any Instruments or Investment Property evidencing or arising from such Accounts or Chattel Paper, in any documents, books, records or other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to any property described in this Section 21.8(c) or in any Proceeds of any of the foregoing (capitalized terms used in this Section 21.8(c) without definition being used as defined in or for purposes of Article 9 of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts); or

(d)           As permitted pursuant to Section 21.5.

21.9  Merger; Sale of Assets; Etc.  Without Landlord’s prior written consent (which consent may be given or withheld in Landlord’s sole discretion), Tenant shall not (i) sell, lease (as lessor or sublessor), transfer or otherwise dispose of, or abandon, all or any material portion of its assets (including capital stock or other equity interests) or business to any Person, (ii) merge into or with or consolidate with any other Entity, or (iii) sell, lease (as lessor or sublessor), transfer or otherwise dispose of, or abandon, any personal property or fixtures or any real property; provided, however, that, notwithstanding the provisions of clause (iii) preceding, Tenant may dispose of equipment or fixtures which have become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary, provided substitute equipment or fixtures having equal or greater value and utility (but not necessarily having the same function) have been provided.

21.10  Bankruptcy Remote Entities.  At Landlord’s request, Tenant shall make such amendments, modifications or other changes to its charter documents and governing bodies (including, without limitation, Tenant’s board of directors), and take such other actions, as may from time to time be necessary to qualify Tenant as a “bankruptcy remote entity”, provided that Landlord shall reimburse Tenant for all costs and expenses reasonably incurred by Tenant in connection with the making of such amendments or modifications.

21.11  Trade Area Restriction.  Notwithstanding anything to the contrary in this Agreement, neither Tenant nor any Affiliated Person of Tenant shall acquire, own, franchise, finance, lease, manage, operate or open any Travel Center or similar business (other than any Travel Center leased to Tenant or any Affiliated Person of Tenant by Landlord or any Affiliated Person of Landlord) within seventy-five (75) miles in either direction along the primary interstate on which any Property is located without Landlord’s consent, which consent may be given or withheld in Landlord’s sole discretion.

ARTICLE 22

ARBITRATION

Landlord or Tenant may elect to submit any dispute hereunder that has an amount in controversy in excess of $250,000 to arbitration hereunder.  Any such arbitration shall be conducted in Boston, Massachusetts in accordance with the Commercial Arbitration Rules of the American Arbitration Association then pertaining and the decision of the arbitrators with respect to such dispute shall be binding, final and conclusive on the parties.

In the event Landlord or Tenant shall elect to submit any such dispute to arbitration hereunder, Landlord and Tenant shall each appoint and pay all fees of a fit and impartial person as arbitrator with at least ten (10) years’ recent professional experience in the general subject matter of the dispute.  Notice of such appointment shall be sent in writing by each party to the other, and the arbitrators so appointed, in the event of their failure to agree within thirty (30) days after the appointment of the second arbitrator upon the matter so submitted, shall appoint a third arbitrator.  If either Landlord or Tenant shall fail to appoint an arbitrator, as aforesaid, for a period of twenty (20) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party having made such appointment shall appoint a second arbitrator and the two (2) so appointed shall, in the event of their failure to agree upon any decision within thirty (30) days thereafter, appoint a third arbitrator.  If such arbitrators fail to agree upon a third arbitrator within forty five (45) days after the appointment of the second arbitrator, then such third arbitrator shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having at least ten (10) years’ recent professional experience as to the subject matter in question.  The fees of the third arbitrator and the expenses incident to the proceedings shall be borne equally between Landlord and Tenant, unless the arbitrators decide otherwise.  The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called for the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

The decision of the arbitrators shall be rendered within thirty (30) days after appointment of the third arbitrator.  Such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to Landlord and one to Tenant.  A judgment of a court of competent jurisdiction may be entered upon the award of the arbitrators in accordance with the rules and statutes applicable thereto then obtaining.

ARTICLE 23

MISCELLANEOUS

23.1  Limitation on Payment of Rent.  All agreements between Landlord and Tenant herein are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of Rent, or otherwise, shall the Rent or any other amounts payable to Landlord under this Agreement exceed the maximum permissible under applicable law, the benefit of which may be asserted by Tenant as a defense, and if, from any circumstance whatsoever, fulfillment of any provision of this Agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, or if from any circumstances Landlord should ever receive as fulfillment of such provision such an excessive amount, then, ipso facto, the amount which would be excessive shall be applied to the reduction of the installment(s) of Minimum Rent next due and not to the payment of such excessive amount.  This provision shall control every other provision of this Agreement and any other agreements between Landlord and Tenant.

23.2  No Waiver.  No failure by Landlord or Tenant to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term.  To the maximum extent permitted by law, no waiver of any breach shall affect or alter this Agreement, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

23.3  Remedies Cumulative.  To the maximum extent permitted by law, each legal, equitable or contractual right, power and remedy of Landlord or Tenant, now or hereafter provided either in this Agreement or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Landlord or Tenant (as applicable) of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Landlord of any or all of such other rights, powers and remedies.

23.4  Severability.  Any clause, sentence, paragraph, section or provision of this Agreement held by a court of competent jurisdiction to be invalid, illegal or ineffective shall not impair, invalidate or nullify the remainder of this Agreement, but rather the effect thereof shall be confined to the clause, sentence, paragraph, section or provision so held to be invalid, illegal or ineffective, and this Agreement shall be construed as if such invalid, illegal or ineffective provisions had never been contained therein.

23.5  Acceptance of Surrender.  No surrender to Landlord of this Agreement or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord and no act by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, shall constitute an acceptance of any such surrender.

23.6  No Merger of Title.  It is expressly acknowledged and agreed that it is the intent of the parties that there shall be no merger of this Agreement or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, this Agreement or the leasehold estate created hereby and the fee estate or ground landlord’s interest in the Leased Property.

23.7  Conveyance by Landlord.  If Landlord or any successor owner of all or any portion of the Leased Property shall convey all or any portion of the Leased Property in accordance with the terms hereof other than as security for a debt, and the grantee or transferee of such of the Leased Property shall expressly assume all obligations of Landlord hereunder arising or accruing from and after the date of such conveyance or transfer, Landlord or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Landlord under this Agreement with respect to such of the Leased Property arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations shall thereupon be binding upon the new owner.

23.8  Quiet Enjoyment.  Tenant shall peaceably and quietly have, hold and enjoy the Leased Property for the Term, free of hindrance or molestation by Landlord or anyone claiming by, through or under Landlord, but subject to (a) any Encumbrance permitted under Article 20 or otherwise permitted to be created by Landlord hereunder, (b) all Permitted Encumbrances, (c) liens as to obligations of Landlord that are either not yet due or which are being contested in good faith and by proper proceedings, provided the same do not materially interfere with Tenant’s ability to operate any Travel Center and (d) liens that have been consented to in writing by Tenant.  Except as otherwise provided in this Agreement, no failure by Landlord to comply with the foregoing covenant shall give Tenant any right to cancel or terminate this Agreement or abate, reduce or make a deduction from or offset against the Rent or any other sum payable under this Agreement, or to fail to perform any other obligation of Tenant hereunder.

23.9  No Recordation.  Neither Landlord nor Tenant shall record this Agreement.

23.10  Notices.

(a)           Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

(b)           All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

(c)           All such notices shall be addressed,

if to Landlord:

c/o Hospitality Properties Trust

400 Centre Street

Newton, Massachusetts 02458

Attn:  Mr. John G. Murray

Telecopier No. (617) 969-5730

if to Tenant:

c/o TravelCenters of America LLC

24601 Center Ridge Road

Westlake, Ohio 44145

Attn:  Mr. Thomas M. O’Brien

Telecopier No. (440)808-3301

(d)           By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

23.11  Construction.  Anything contained in this Agreement to the contrary notwithstanding, all claims against, and liabilities of, Tenant or Landlord arising prior to any date of termination or expiration of this Agreement with respect to the Leased Property shall survive such termination or expiration.  In no event shall Landlord be liable for any consequential damages suffered by Tenant as the result of a breach of this Agreement by Landlord.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party to be charged.  All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Each term or provision of this Agreement to be performed by Tenant shall be construed as an independent covenant and condition.  Time is of the essence with respect to the provisions of this Agreement.  Tenant hereby acknowledges that the agreement between Landlord and Tenant to treat this Agreement as a single lease in all respects was and is of primary importance, and a material inducement, to Landlord to enter into this Agreement.  Without limiting the generality of the foregoing, the parties hereto acknowledge that this Agreement constitutes a single lease of the Leased Property and is not divisible notwithstanding any references herein to any individual Property and notwithstanding the possibility that certain individual Properties may be deleted herefrom pursuant to the express provisions of this Agreement.

23.12  Counterparts; Headings.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed.  Headings in this Agreement are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

23.13  Applicable Law, Etc.  Except as to matters regarding the internal affairs of Landlord and issues of or limitations on any personal liability of the shareholders and trustees or directors of Landlord for obligations of Landlord, as to which the laws of the State of Maryland shall govern, this Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than Massachusetts; or (vii) any combination of the foregoing.  Notwithstanding the foregoing, the laws of the State shall apply to the perfection and priority of liens upon and the disposition of any Property.

23.14  Right to Make Agreement.  Each party warrants, with respect to itself, that neither the execution of this Agreement, nor the consummation of any transaction contemplated hereby, shall violate any provision of any law, or any judgment, writ, injunction, order or decree of any court or governmental authority having jurisdiction over it; nor result in or constitute a breach or default under any indenture, contract, other commitment or restriction to which it is a party or by which it is bound; nor require any consent, vote or approval which has not been given or taken, or at the time of the transaction involved shall not have been given or taken.  Each party covenants that it has and will continue to have throughout the term of this Agreement and any extensions thereof, the full right to enter into this Agreement and perform its obligations hereunder.

23.15  Attorneys’ Fees.  If any lawsuit or arbitration or other legal proceeding arises in connection with the interpretation or enforcement of this Agreement, the prevailing party therein shall be entitled to receive from the other party the prevailing party’s costs and expenses, including reasonable attorneys’ fees incurred in connection therewith, in preparation therefor and on appeal therefrom, which amounts shall be included in any judgment therein.

23.16  Nonliability of Trustees.  THE DECLARATION OF TRUST ESTABLISHING HPT PSC PROPERTIES TRUST, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE “DECLARATION”), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME OF SUCH ENTITY REFERS TO THE TRUSTEES UNDER SUCH DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SUCH ENTITY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SUCH ENTITY.  ALL PERSONS DEALING WITH SUCH ENTITY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SUCH ENTITY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date above first written.

LANDLORD:

HPT PSC PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President

HPT PSC PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

PETRO STOPPING CENTERS, L.P.

By:	/s/ Thomas M. O’Brien
Thomas M. O’Brien
President

EXHIBITS A-1 through A-40

Land

[See attached copies.]

Bucksville (MCCalla), AL (#19)
I-20 & I-59 @ Bucksville (Exit 100)
Bucksville, AL

Exhibit A-1

Legal Description

PARCEL I:

Begin at the Northeast corner of the Northwest Quarter of the Southwest Quarter of Section 20, Township 20 South, Range 5 West, Tuscaloosa County, Alabama, and run in a Southerly direction along the East line of said Quarter-Quarter section a distance of 1253.08 feet (1253.61 feet deed) to a point; thence deflect 60 degrees 58 minutes 54 seconds (61 degrees 02 minutes deed) to the right and run in a Southwesterly direction a distance of 914.24 feet to a point; thence deflect 23 degrees 27 minutes to the right and run in a Southwesterly direction a distance of 7.60 feet to a point on the North right of way line of Old Tuscaloosa Highway; thence deflect 13 degrees 04 minutes to the right and run in a Northwesterly direction a distance of 206.83 feet along said right of way to a point on the right of way acquired for Interstate 59; thence deflect 2 degrees 02 minutes 30 seconds to the right and run in a Northwesterly direction along said Interstate 59 a distance of 411.38 feet to a point; thence deflect 90 degrees 48 minutes to the right and run in a Northeasterly direction along said Interstate 59 right of way a distance of 60.05 feet to a point; thence deflect 87 degrees 45 minutes to the left and run in a Northwesterly direction a distance of 292.45 feet along the right of way of Interstate 59 to a point; thence deflect 46 degrees 25 minutes 45 seconds to the right and run in a Northwesterly direction a distance of 128.50 feet along the right of way of Interstate 59 to a point; thence deflect 55 degrees 57 minutes 30 seconds to the right and run in a Northeasterly direction a distance of 697.10 feet along the right of way of Interstate 59 to a point; thence deflect 8 degrees 33 minutes 30 seconds to the right and run in a Northeasterly direction a distance of 205.20 feet along the right of way of Interstate 59 to a point; thence deflect 11 degrees 44 minutes to the right and run in a Northeasterly direction a distance of 131.88 feet along the right of way of Interstate 59 to the Point of Beginning of a curve to the right having a central angle of 5 degrees 28 minutes 51 seconds and a radius of 7489.49 feet, and an arc of 716.42 feet; thence continue in a Northeasterly direction along the arc of said curve and along said Interstate 59 right of way a distance of 716.42 feet, more or less, to a point of intersection of said right of way curve with the North line of said Quarter-Quarter section; thence deflect 39 degrees 42 minutes 09 seconds to the right from the tangent of last described curve and run along the North line of said Quarter-Quarter section in an Easterly direction a distance of 724.90 feet, more or less, to the point of Beginning. LESS AND EXCEPT MINERAL AND MINING RIGHTS.

PARCEL II:

EASEMENT DESCRIPTION:

A twenty (20”) foot wide easement, ten (10’) feet either side of the herein described centerline:

Commence at the Northwest corner of the Northeast Quarter of the Southwest Quarter of Section 20, Township 20 South, Range 5 West, Jefferson County, Alabama, and run on a bearing of South 00 degrees 00 minutes 54 seconds East along the West line of said Quarter-Quarter section a distance of 258.24 feet to the Point of Beginning of the herein described twenty foot easement centerline; thence continue along the following bearings and distances; run North 89 degrees 05 minutes 27.2 seconds East a distance of 42.76 feet to a point; thence run North 45 degrees 41 minutes 28.4 seconds East a distance of 108.86 feet to a point; thence run North 53 degrees 27 minutes 52.4 seconds East a distance of 110.01 feet to a point; thence run North 78 degrees 21 minutes 59.6 seconds East a distance of 24.58 feet to a point; thence run South 68 degrees 45 minutes 07.7 seconds East a distance of 119.63 feet to a point; thence run North 74 degrees 36 minutes 18.3 seconds East a distance of 50.91 feet to a point; thence run North 71 degrees 50 minutes 58.8 seconds East a distance of 65.67 feet to a point; thence run South 79 degrees 32 minutes 43.0 seconds East a distance of 42.44 feet to a point; thence run North 70 degrees 29 minutes 06.9 seconds East a distance of 9.57 feet to a point; thence run North 69 degrees 09 minutes 08.3 seconds East a distance of 64.34 feet to a point; thence run South 78 degrees 26 minutes 22.9 seconds East a distance of 69.32 feet to a point; thence run South 66 degrees 59 minutes 23.9 seconds East a distance of 180.45 feet to a point; thence run South 85 degrees 13 minutes 34.7 seconds East a distance of 57.41 feet to a point; thence run South 85 degrees 34 minutes 36.9 seconds East a distance of 60.20 feet to a point; thence run North 64 degrees 33 minutes 25.1 seconds East a distance of 59.63 feet to a point; thence run North 85 degrees 00 minutes 24.7 seconds East a distance of 88.29 feet to a point; thence run North 62 degrees 51 minutes 05.9 seconds East

1

a distance of 78.75 feet to a point; thence run North 86 degrees 28 minutes 57.1 seconds East a distance of 81.53 feet to a point; thence run South 82 degrees 58 minutes 59.1 seconds East a distance of 101.37 feet to a point; thence run South 75 degrees 33 minutes 03.1 seconds East a distance of 104.86 feet to a point; thence run Northh 86 degrees 53 minutes 06.5 seconds East a distance of 36.73 feet to a point; thence run North 58 degrees 49 minutes 39.9 seconds East a distance of 86.84 feet to a point; thence run North 58 degrees 29 minutes 09.7 seconds East a distance of 155.36 feet to a point; thence run North 61 degrees 25 minutes 16.5 seconds East a distance of 88.42 feet to a point; thence run South 42 degrees 12 minutes 29.8 seconds East a distance of 139.08 feet to a point; thence run North 48 degrees 30 minutes 03.2 seconds East a distance of 46.93 feet to a point; thence run North 68 degrees 08 minutes 22.0 seconds East a distance of 79.75 feet to a point; thence run North 87 degrees 25 minutes 16.6 seconds East a distance of 27.89 feet to a point; thence run South 52 degrees 15 minutes 48.0 seconds East a distance of 70.13 feet to a point; thence run South 49 degrees 08 minutes 47.8 seconds East a distance of 98.67 feet to a point; thence run South 55 degrees 14 minutes 39.0 seconds East a distance of 37.42 feet to a point; thence run South 47 degrees 08 minutes 38.4 seconds East a distance of 46.55 feet to a point; thence run South 43 degrees 00 minutes 34.6 seconds East a distance of 30 feet, more or less, said point being a point on the center of Cooley Creek and the ending point of said easement. LESS AND EXCEPT MINERAL AND MINING RIGHTS.

Situated in Jefferson County, Alabama, Bessemer Division

2

Eloy, AZ (#6)
5235 N. Sunland Gin Rd.
Casa Grande, AZ 86401

Exhibit A-2

Legal Description

PARCEL NO.1:

That portion of the Southwest quarter of Section 18, Township 7 South, Range 7 East, of the Gila and Salt River Base and Meridian, Pinal County, Arizona, described as follows:

Commencing at the Northwest corner of said Southwest quarter;

Thence South 89 degrees 46 minutes 46 seconds East, measured (South 89 degrees 41 minutes 43 seconds East recorded and South 89 degrees 45 minutes 40 seconds East recorded) along the North line of said Southwest quarter, a distance of 50.00 feet to the Point of Beginning;

Thence continuing South 89 degrees 46 minutes 46 seconds East, along said North line, a distance of 967.17 feet;

Thence South 03 degrees 45 minutes 37 seconds East measured (South 03 degrees 45 minutes 44 seconds East recorded) a distance of 641.34 feet measured (640.99 feet recorded);

Thence South 00 degrees 03 minutes 30 seconds East, parallel to the West line of said Southwest quarter, a distance of 400.00 feet;

Thence South 89 degrees 56 minutes 51 seconds West measured (South 89 degrees 46 minutes 30 seconds West recorded) a distance of 500.00 feet to an Arizona Department Transportation aluminum cap, said cap is on the Northeasterly right of way line of the Sunland Gin Road Interchange;

Thence North 51 degrees 06 minutes 46 seconds along said Northeasterly right of way line, a distance of 268.17 feet;

Thence South 89 degrees 56 minutes 30 seconds West, along said Northeasterly right of way line, a distance of 250.00 feet to a point on the Easterly right of way line of Sunland Gin Road;

Thence North 00 degrees 03 minutes 30 seconds West, along said Easterly right of way line, a distance of 226.05 feet measured (224.70 feet recorded);

Thence South 89 degrees 56 minutes 30 seconds West along said Easterly right of way line, a distance of 50.00 feet;

Thence North 00 degrees 03 minutes 30 seconds West, along said Easterly right of way line, a distance of 650.04 feet to the Point of Beginning;

EXCEPT that portion of the Southwest quarter of Section 18, Township 7 South, Range 7 East, of the Gila and Salt River Base and Meridian, Pinal County, Arizona, described as follows:

Commencing at the Northwest corner of said Southwest quarter;

Thence South 00 degrees 03 minutes 30 seconds East, along the West line of said Section 18, a distance of 40.00 feet;

Thence South 89 degrees 46 minutes 46 seconds East, measured (South 89 degrees 41 minutes 43 seconds East recorded and South 89 degrees 45 minutes 00 seconds East recorded) parallel to the North line of said Southwest quarter, a distance of 50.00 feet to a point on the East right of way line of Sunland Gin Road, said point being the Point of Beginning;

Thence continuing South 89 degrees 46 minutes 46 seconds East, parallel to the North line of said Southwest quarter, a distance of 40.00 feet;

Thence South 00 degrees 03 minutes 30 seconds East, parallel to the West line of said Section 18, a distance of 100.00 feet;

Thence North 89 degrees 46 minutes 46 seconds West, parallel to said North line, a distance of 40.00 feet to a point on the East right of way line of Sunland Gin Road;

1

Thence North 00 degrees 03 minutes 30 seconds West, parallel to said West line of said Section 18, along the East right of way line of Sunland Gin Road, a distance of 100.00 feet to the Point of Beginning.

PARCEL NO. 2:

That portion of the Southwest quarter of Section 18, Township 7 South, Range 7 East, of the Gila and Salt River Base and Meridian, Pinal County, Arizona, described as follows:

Commencing at the Northwest corner of said Southwest quarter;

Thence South 89 degrees 46 minutes 46 seconds East, measured (South 89 degrees 41 minutes 43 seconds East recorded and South 89 degrees 45 minutes 00 seconds East recorded) along the North line of said Southwest quarter, a distance of 1,017.17 feet to the Point of Beginning;

Thence continuing South 89 degrees 46 minutes 46 seconds East, along said North line, a distance of 302.83 feet;

Thence South 00 degrees 03 minutes 30 seconds East, parallel to the West line of said Southwest quarter, a distance of 1,326.00 feet;

Thence South 89 degrees 56 minutes 51 seconds West measured (North 89 degrees 46 minutes 30 seconds West recorded) a distance of 683.96 feet measured (683.99 feet recorded) to an open pipe, said open pipe is on the Northeasterly right of way line of the Sunland Gin Road Interchange;

Thence North 15 degrees 07 minutes 25 seconds West, along said Northeasterly right of way line, a distance of 297.71 feet measured (297.92 feet recorded);

Thence North 89 degrees 56 minutes 51 seconds East measured (North 89 degrees 46 minutes 30 seconds West recorded) a distance of 500.00 feet;

Thence North 00 degrees 03 minutes 30 seconds West, parallel to the West line of said Southwest quarter, a distance of 400.00 feet;

Thence North 03 degrees 45 minutes 37 seconds West measured (South 03 degrees 45 minutes 44 seconds East recorded) a distance of 641.34 feet measured (644.99 feet recorded) to the Point of Beginning;

EXCEPT that portion of the Southwest quarter of Section 18, Township 7 South, Range 7 East, of the Gila and Salt River Base and Meridian, Pinal County, Arizona, described as follows:

Commencing at the Northwest corner of said Southwest quarter;

Thence South 89 degrees 46 minutes 46 seconds East measured (89 degrees 41 minutes 43 seconds East recorded and 89 degrees 45 minutes 00 seconds East recorded) along the North line of said Southwest quarter, a distance of 1320.00 feet;

Thence South 00 degrees 03 minutes 30 seconds East, parallel to the West line of said Southwest quarter, a distance of 365.00 feet to the Point of Beginning;

Thence continuing South 00 degrees 03 minutes 30 seconds East, a distance of 280.00 feet;

Thence North 89 degrees 46 minutes 46 seconds West, parallel to said North line, a distance of 260.00 feet;

Thence North 00 degrees 03 minutes 30 seconds West, parallel to said West line, a distance of 280.00 feet;

Thence South 89 degrees 46 minutes 46 seconds East, parallel to said North line, a distance of 260.00 feet to the Point of Beginning.

2

Except the South 280 feet of the North 605 feet of the East 260 feet of the West 1320 feet of the Southwest quarter of Section 18, Township 7 South, Range 7 East of the Gila and Salt River Base and Meridian, Pinal County, Arizona.

3

Kingman, AZ (#15)
I-40 and Blake Ranch Road
Kingman, AZ 86401

Exhibit A-3

Legal Description

PARCEL NO. l:

(A)         Parcel 52, of CEDAR HILLS RANCHES, UNIT 1, as shown on the Amended Plat recorded September 27,1982 in Book 2 of Parcel Plats, Pages 7 through 7C, and being a portion of Section 29, Township 21 North, Range 14 West of the Gila and Salt River Base and Meridian, Mohave County, Arizona;

EXCEPT therefrom all coal, oil, gas and mineral deposits, as reserved in instrument recorded in Book 65 of Deeds, Page 89, but only from a depth of 100 feet below the surface thereof, as set forth in instruments recorded in Book 1256 of Official Records, Page 75 and re-recorded in Book 1274 of Official Records, Page 106.

(B)          That portion of Nellie Drive (now abandoned) and the Southerly portion of Blake Ranch Road (now abandoned), as shown on the plat recorded March 4, 1988 in Book 3 of Parcel Plats, Page 39 and 39A and being a portion of Section 29, Township 21 North, Range 14 West of the Gila and Salt River Base and Meridian, Mohave County, Arizona, being more particularly described in Book 1673 of Official Records, Page 773;

EXCEPT therefrom all coal, oil, gas and mineral deposits, as reserved in instrument recorded in Book 65 of Deeds, Page 89.

PARCEL NO. 2:

(A)           Parcel 74C, as shown on Parcel Plat recorded March 4, 1988 in Book 3 of Parcel Plats, Pages 39 and 39A, and being a portion of Parcel 74, of CEDAR HILLS RANCHES, UNIT 1, as shown on the Amended Plat recorded September 27, 1982 in Book 2 of Parcel Plats, Page 7C, being a portion of Section 29, Township 21 North, Range 14 West of the Gila and Salt River Base and Meridian, Mohave County, Arizona;

EXCEPT therefrom all coal, oil, gas and mineral deposits, as reserved instrument recorded in Book 65 of Deeds, Page 89;

(B)            The Northerly portion of Blake Ranch Road (now abandoned) as shown on the Plat recorded March 4, 1988 in Book 3 of Parcel Plats, Pages 39 and 39A and being a portion of Section 29, Township 21 North, Range 14 West of

1

EXHIBIT “A”

(Continued)

the Gila and Salt River Base and Meridian, Mohave County, Arizona, being more particularly described in Book 1673 of Official Records, Page 773;

EXCEPT therefrom all coal, oil, gas and mineral deposits, as reserved in instrument recorded in Book 65 of Deeds, Page 89.

2

N. Littlerock, AR (#26) 3205 Valentine Road N. Littlerock, AR 72117

Exhibit A-4

Legal Description

Final Plat, Lot 1, Petrolube Subdivision, North Little Rock, Pulaski County, Arkansas, and being shown on plat recorded as Plat No. G-383, records of Pulaski County, Arkansas.

NW. Memphis, AR (#11)
I-40 & I-55 at Club Road
W. Memphis, AR

Exhibit A-5

Legal Description - Fee

Real property lying and being situated in the County of Crittenden, State of Arkansas, and more particularly described as follows:

TRACT I: A tract of land being a part of Lots 1, 2, 3 and 4 of the Petro Subdivision to the City of West Memphis, Arkansas, as shown by Plat of record in Plat Book 3 Page 216 in the office of the Circuit Court Clerk and Ex-Officio Recorder, and lying in the Northeast Quarter of Section 9, Township 5 North, Range 9 East, Crittenden County, Arkansas, being more particularly described as follows: Beginning at a point on the East line of the Northeast Quarter of said Section 9 that is 210.0 feet North of the Southeast corner of said Northeast Quarter of Section 9; thence South 89°56’30” West a distance of 40.5 feet; thence North 00°03’30” West a distance of 100.0 feet; thence South 89°56’30” West a distance of 100.0 feet; thence South 00°03’30” East a distance of 100.0 feet; thence South 89°56’30” West a distance of 159.5 feet; thence South 00°04’55” West a distance of 175.0 feet; thence South 89°56’30” West a distance of 1017.84 feet; thence North 00°15’23” East a distance of 708.23 feet; thence North 74°07’38” East a distance of 224.64 feet; thence South 87°03’30” East a distance of 695.84 feet; thence North 85°85’04” East a distance of 400.0 feet; thence North 01°53’07” East a distance of 182.90 feet to a point on the East line of the Northeast Quarter of said Section 9; thence South 00°04’55” West a distance of 768.83 feet to the point of beginning. LESS AND Excepting that portion of the above-described tract which was conveyed by Warranty Deed to the Arkansas State Highway Commission by deed of record in Book 319 Page 184 in the office of the Circuit Court Clerk of Crittenden county, Arkansas. Less and Except that part conveyed in Deed of record in Book 802 at page 809.

TRACT II: A tract of land being a part of Lots 4 and 5 of the Petro Subdivision in the City of West Memphis, Arkansas, as shown by plat of record in Plat Book 3 Page 216 in the office of the Circuit Court Clerk and Ex-Officio Recorder and lying in the Northeast Quarter of Section 9, Township 6 North, Range 9 East, Crittenden County, Arkansas, being more particularly described as follows: Commencing at the Southeast corner of the Northeast Quarter of said Section 9; thence North 0°04’55” East along the East line of said Northeast Quarter a distance of 35.00 feet to the point of beginning, at the Southeast corner of Lot 5 of said Petro Subdivision; thence continuing North 0°04’55” East a distance of 175.00 feet; thence South 89°56’30” West distance of 40.50 feet; thence North 0°03’30” West a distance of 100.00 feet; thence South 89°56’30” West a distance of 100.0 feet; thence South 0°03’30” East a distance of 100.0 feet; thence South 89°56’30” West a distance of 159.50 feet; thence South 0°04’55” West a distance of 175.00 feet; thence North 89°56’30” East a distance of 300.0 feet to the point of beginning.

NOTE: Tract I herein being the same property conveyed by  Deed of record in Book 792 Page 121 in Crittenden County, Arkansas, in favor of the Insured; Tract II herein being the same property conveyed by Deed of record in Book 792 Page 218  in Crittenden County, Arkansas, - in favor of the Insured.

This commitment is invalid unless the Insuring Provisions and Schedules A and B are attached.

1

TRACT III:  A tract of land lying in the East half of the SE¼ of Section 9, T-6-N, R-9-E, City of West Memphis, Crittenden County, Arkansas, and being more particularly described as follows:

Beginning at a point on the East line of SE¼ of said Section 9 that is S 00° 16’ 24” E and 35.0 feet from the Northeast corner of the SE¼ of Section 9, point also being on the South right-of-way line of Petro Road, thence S 89° 56’ 30” W along the South right-of-way line of Petro Road a distance of 1054.53 feet to a point that is on the East right-of-way line of Rival Road, thence along the East right-of-way line of Rival Road along a curve that breaks to the left with a radius of 40.0 feet an arc length of 62.83 feet to a point, thence S 0° 03’ 30” E a distance of 165.0 feet to a point, thence along a curve to the left with a radius of 120.21 feet an arc length of 141.21 feet to a point, thence S 67° 21’ 51” E a distance of 104.32 feet to a point, thence along a curve to the right with a radius of 180.50 feet an arc length of 213.72 feet to a point, thence S 0° 09’ 37” E a distance of 390.01 feet to the N.W. corner of Lubricants Property, thence S 65° 36’ 51” E a distance of 147.10 feet, thence  S 68° 09’ 26” E a distance of 266.81 feet, thence S 0° 05’ 34” W a distance of 496.35 feet to its intersection with the North right-of-way line of I-55, thence along said right-of-way line S 68° 51’ 10” E a distance of 468.01 feet to a point on the East line of the SE¼ of Section 9, thence N 0° 05’ 43” W a distance of 945.82 feet, thence N 0° 16’ 24” W a distance of 792.58 feet to the point of beginning.

TRACT IV:         A Tract lying in the SE¼ of Section 9, T-6-N R-9-E, being all of Lots 2 and 3 of Rival Subdivision, to the City of West Memphis, as shown by plat recorded in Plat Book 3, Page 321, in the office of the Circuit Court Clerk & Ex-Officio Recorder of Crittenden County, Arkansas, and being more particularly described as follows:

Beginning at the Southwest corner of Lot 1 of Rival Subdivision as shown by plat recorded in Plat Book 3, Page 321, in the office of the Circuit Court Clerk & Ex-Officio Recorder of Crittenden County, Arkansas; thence N 89° 56’ 30” E along the South line of said Lot 1 a distance of 385.12 feet to a point on the West right-of-way line of Rival Road; thence along said right-of-way line along a curve that breaks to the left with a radius of 180.21 feet an arc length of 150.53 feet; thence S 67° 21’ 51” E a distance of 104.32 feet; thence along a curve that breaks to the right with a radius of 120.50 feet an arc length of 141.34 feet; thence S 00° 09’ 37” E a distance of 740.62 feet; thence S 24° 51’ 24” W a distance of 33.11 feet; thence S 75° 05’ 43” W a distance of 39.49 feet to a point on the North right-of-way line of Interstate 55; thence N 57° 59’ 16” W along I-55 right-of-way a distance of 141.56 feet; thence N 44° 33’ 24” W a distance of 213.60 feet; thence N 28° 15’ 37” W a distance of 250.0 feet; thence N 18° 45’ 02” W a distance of 580.0 feet; thence N 37° 24’ 34” W a distance of 51.56 feet to the point of beginning.

NOTE: Being the same property conveyed to the Insured by Deed of record in Book 792 Page 223.

2

Corning, CA (#9)
2151 South Avenue
Corning, CA 96201

Exhibit A-6

Legal Description

Parcel One:

The South half of Lot 1 in Block 114 of Maywood Colony No. 15, as the same is shown on the map filed in the office of the County Recorder of the County of Tehama, State of California, March 20, 1899 in book B of maps, at page 36.

Parcel Two:

Lot 2 in Block 114 of Maywood Colony No. 15, as the same is shown on the map filed in the Tehama County Recorder’s Office, March 20, 1899 in book B of maps, at page 36.

Excepting therefrom the North 40 feet thereof conveyed to the County of Tehama by deed recorded October 14, 1966 in book 492, page(s) 142, Official Records.

Also excepting therefrom that portion conveyed to the City of Corning by deed recorded June 23, 1988 in book 1167, page(s) 171, Official Records, more particularly described as follows:

Commencing at the southwest corner of Lot 2 of Block 114, Maywood Colony No. 15, recorded in book “B” of maps, at page 36 in the office of the recorder, Tehama County, California, as shown on that certain Parcel Map, recorded in the office of the Tehama County recorder in book 6 of Parcel Maps, at page 116; thence, South 89° 03’ 12” East, a distance of 50.00 feet, along the South line of said Lot 2, to the Easterly right-of-way line of Highway 99 West and the point of beginning for the Parcel herein described; thence, from said point of beginning North 00° 10’ 17” East, a distance of 165.64 feet, along the Easterly line of said Highway 99 West, to a point in the face of our at the South side of a entrance driveway way; thence, South 06° 57’ 23” East, a distance of 7.42 feet along said curb to the beginning of a 105.00-foot radius curve to the left; thence, along said 105.00-foot radius curve to the left, through a central angle of 78° 41’ 14”, an arc length of 144.20 feet; thence, South 85° 38’ 37” East, a distance of 22.67 feet; thence, South 00° 53’ 23” West, a distance of 66.55 feet to the South line of said Lot 2; thence, North 89° 03’ 12” West, a distance of 119.22 feet along said South line of Lot 2 to said East line of Highway 99 West and the point of beginning.

Parcel Three:

The North one-half of Lot 1, Block 114, Maywood Colony No. 15, as the same is shown on the map filed in the Tehama County Recorder’s Office, March 20, 1899, in book B of maps, at page 36.

Excepting therefrom those portions thereof conveyed to the County of Tehama, by deed recorded December 12, 1966 in book 494, page(s) 91, Official Records, described as follows:

“The North 40.00 feet of the North one-half of Lot 1, Block 114, Maywood Colony Number 15, as the same is shown on the map in the office of the County recorder of the County of Tehama, State of California, March 20, 1899 in book”B” of maps, at page 36.

Also, beginning at a point on the East line of Lot 1, Block 114, Maywood Colony Number 15, as the same is shown on the map in the office of the County Recorder of the County of Tehama, State of California, March 20, 1899 in book “B” of maps, page 36, that is South 40.00 feet from the Northeast corner of said Lot 1, said point being the true point of beginning; thence continuing on and along the East line of said Lot, 40.00 feet; thence Westerly and parallel to the North line of said Lot 1, 20.00 feet; thence Northwesterly 50.00 feet to a point which bears West 50.00 feet from the true point of beginning; thence East and parallel to the North line of said Lot 1, 50.00 feet to the true point of beginning”.

Ocala (Reddick), FL (#23)
7401 West Highway 318
Ocala, FL 32686

Exhibit A-7

Lega1 Description

Beginning at the Northeast corner of the Southwest 1/4 of Section 30, Township 12 South, Range 21 East, Marion County, Florida, thence South 0°17’42” East along the East boundary of said Southwest 1/4, 1323.01 feet to the Northwest corner of the South 1/2 of the Southeast 1/4 of said Section; thence North 89°48’05” East along the North boundary of said South 1/2 of the Southeast 1/4, 1723.65 feet to the Northwest corner of the East 28.48 acres of said South 1/2 of the Southeast 1/4; thence South 0°50’43” East along the West boundary of said East 28.48 acres of the South 1/2 of the Southeast 1/4, 1328.21 feet to an intersection with the North right of way line of County Road No. C-318 (66 feet wide), said point being on a non-tangent curve concave to the South and having a radius of 1919.71 feet; thence Westerly along and with the arc of said right of way curve a chord bearing and distance of South 76°17’57” West, 119.97 feet to the point of tangency; thence continue along said right of way line South 74°30’31” West, 65.18 feet to the point of curvature of a curve concave to the Southeast and having a radius of 1800.68 feet; thence Southwesterly along and with the arc of said curve a chord bearing and distance of South 66°27’31” West, 504.32 feet to the point of tangency; thence South 58°24’37” West, 12.07 feet to the point of a curvature of a curve concave to the Southeast and having a radius of 1727.91 feet; thence Southwesterly along and with the arc of said curve a chord bearing and distance of South 50°01’06” West, 504.28 feet to the point of tangency; thence South 41°37’39” West, 271.06 feet to the point of a curvature of a curve concave to the Northwest and having a radius of 2358.71 feet; thence Southwesterly along and with the arc of said curve a chord bearing and distance of South 44°22’56” West, 226.73 feet; thence departing from said North right of way line curve on a non-tangent line North 39°45’45” West, 257.13 feet; thence South 50°05’10” West, 200.00 feet to an intersection with the Easterly right of way line of Interstate 75; thence North 33°04’26” West along said Easterly right of way line, 168.41 feet to the point of curvature of a curve concave to the Southwest and having a radius of 1719.02 feet; thence Northwesterly along and with the arc of said curve a chord bearing and distance of North 38°32’57” West, 328.05 feet to the point of tangency; thence North 44°01’29” West, 244.16 feet to the point of curvature of a curve concave to the Northeast and having a radius of 1555.02 feet; thence Northwesterly along and with the arc of said curve a chord bearing and distance of North 38°32’58” West, 296.76 feet to the point of tangency; thence North 33°04’26” West, 72.14 feet to an intersection with the South boundary of aforesaid Southwest 1/4; thence continue North 33°04’26” West, along said Easterly right of way line, 3143.24 feet to an intersection with the North boundary of said Southwest 1/4; thence departing from said Easterly right of way line North 89°33’15” East along said North boundary 2350.59 feet to the point of beginning.

Atlanta, GA (#22)
3181 Bankhead Highway
Atlanta, GA 30318

Exhibit A-8

Legal Description

ALL THAT TRACT OR PARCEL OF LAND, lying and being in Land Lots 258, 260 and 261 of the 17th District, Fulton County, Georgia, and being more particularly described as follows:

TO ESTABLISH THE TRUE POINT OF BEGINNING, commence at a point common to Land Lots 258, 259, 260 and 261, and thence run North 87 degrees 53 minutes 31 seconds West, along the southerly line of Land Lot 261, a distance of 489.36 feet to the westerly right-of-way of Watts Road (a 50-foot right-of-way), the TRUE POINT OF BEGINNING; thence continue along the said southerly line of Land Lot 261 and run North 87 degrees 53 minutes 31 seconds West a distance of 225.97 feet to a point, and continuing along said southerly line of Land Lot 261, run North 88 degrees 11 minutes 06 seconds West a distance of 213.60 feet to a point; thence run South 03 degrees 28 minutes 03 seconds West a distance of 887.83 feet to a point; thence run South 01 degree 47 minutes 28 seconds West a distance of 222.27 feet to a point on the northerly right-of-way of Bankhead Highway (U.S. #78) (a 70-foot right-of-way); thence run in a westerly direction along the northerly right-of-way of Bankhead Highway the following courses, bearings and distance: North 48 degrees 28 minutes 13 seconds West a distance of 62.70 feet to a point; North 51 degrees 10 minutes 47 seconds West a distance of 44.41 feet to a point; North 51 degrees 58 minutes 23 seconds West a distance of 70.52 feet to a point; North 54 degrees 15 minutes 07 seconds West a distance of 35.39 feet to a point; North 55 degrees 53 minutes 55 seconds West a distance of 46.20 feet to a point; North 58 degrees 50 minutes 04 seconds West a distance of 121.93 feet to a point; North 62 degrees 40 minutes 01 second West a distance of 66.78 feet to a point; North 64 degrees 01 minute 53 seconds West a distance of 77.87 feet to a point; North 66 degrees 44 minutes 17 seconds West a distance of 51.48 feet to a point; North 68 degrees 14 minutes 04 seconds West a distance of 28.87 feet to a point; North 69 degrees 42 minutes 31 seconds West a distance of 82.82 feet to a point, and run North 71 degrees 50 minutes 23 seconds West a distance of 96.85 feet to a point; thence leaving the northerly right-of-way of Bankhead Highway and run North 41 degrees 58 minutes 03 seconds East a distance of 169.17 feet to an iron pin found; thence run North 51 degrees 48 minutes 06 seconds West a distance of 302.46 feet to a point on the entrance ramp of I-285 (North); thence run along the easterly right-of-way of the entrance ramp of I-285 (North), North 21 degrees 28 minutes 58 seconds East a distance of 370.63 feet to a point; thence run North 26 degrees 59 minutes 14 seconds East a distance of 353.21 feet to a point; thence run along the easterly right-of-way of I-285 (a 300-foot right-of-way) with the following courses, bearings and distance: North 40 degrees 09 minutes 32 seconds East a distance of 95.16 feet to a point; North 41 degrees 31 minutes 55 seconds East a distance of 185.35 feet to an iron pin found; North 41 degrees 31 minutes 55 seconds East a distance of 221.13 feet to a concrete right-of-way monument found; North 21 degrees 47 minutes 39 seconds East a distance of 307.95 feet to a concrete right-of-way monument found; North 34 degrees 44 minutes 24 seconds East a distance of 93.73 feet to a point; North 34 degrees 44 minutes 24 seconds East a distance of 200.35 feet to a concrete right-of-way monument found and which for the purpose herein is reference point “A”; thence run along a 3,014.79-foot radius curve having a 1,118.44-foot arc (passing a concrete right-of-way monument found) to an iron pin found (and which for the purpose herein is reference point “B”; from reference point “A” to reference point “B”, said are being subtended by a chord bearing of North 24 degrees 08 minutes 39 seconds East a distance of 1,112.04 feet; thence leaving said easterly right-of-way of I-285 and run South 89 degrees 09 minutes 07 seconds East a distance of 443.31 feet to an iron pin found on the easterly line of Land Lot 261 (said iron pin found being North 00 degrees 02 minutes 18 seconds West a distance of 839.98 feet from the north right-of-way of Northwest Drive (a 50-foot right-of-way {an iron pin found}); thence run South 00 degrees 16 minutes 45 seconds West (passing an iron pin found 1-in. rod on property line) a distance of 190.87 feet to a point; thence leaving said easterly line of Land Lot 261 and run South 67 degrees 03 minutes 38 seconds East a distance of 175.36 feet to a point; thence run North 44 degrees 46 minutes 45 seconds East a distance of 233.35 feet to a point; thence run South 22 degrees 07 minutes 09 seconds East a distance of 70.03 feet to a point; thence run South 40 degrees 23 minutes 11 seconds East a distance of 160.85 feet to a point; thence run South 40 degrees 23 minutes 11 seconds East a distance of 19.12 feet at a point within this right-of-way of Watts Road (a 30-foot right-of-way); thence run along and with said Watts Road with the following chord, courses and distances: South 54 degrees 35 minutes 12 seconds West a distance of 101.43 feet to a point; South 31 degrees 14 minutes 00 seconds West a distance of 41.52 feet to a point; South 18 degrees 42 minutes 07 seconds West a distance of 146.28 feet to a point; South 21 degrees 31 minutes 03 seconds West a distance of 54.76 feet to a point; South 23 degrees 37 minutes 15 seconds West a distance of 48.71 feet to a point; South 24 degrees 22 minutes 17 seconds West a distance of 46.15 feet to a point; South 03 degrees 41 minutes 13 seconds East a distance of 75.87 feet to a point; South 30

1

Exhibit “A’ CONTINUED

degrees 48 minutes 13 seconds East a distance of 98.18 feet to a point; South 37 degrees 00 minutes 44 seconds East a distance of 221.74 feet to a point; South 40 degrees 46 minutes 42 seconds West a distance of 169.03 feet to a point; South 43 degrees 42 minutes 18 seconds West a distance of 95.23 feet to a point; South 48 degrees 34 minutes 14 seconds West a distance of 90.58 feet to a point; South 44 degrees 49 minutes 34 seconds West a distance of 46.94 feet to a point; South 42 degrees 50 minutes 21 seconds West a distance of 107.30 feet to a point; South 45 degrees 19 minutes 05 seconds West a distance of 48.03 feet to a point; South 53 degrees 42 minutes 10 seconds West a distance of 44.89 feet to a point; South 58 degrees 54 minutes 19 seconds West a distance of 38.66 feet to a point; South 58 degrees 54 minutes 19 seconds West a distance of 40.46 feet to a point; South 56 degrees 20 minutes 58 seconds West a distance of 54.83 feet to a point; South 48 degrees 16 minutes 33 seconds West a distance of 57.11 feet to a point, and South 33 degrees 04 minutes 05 seconds West a distance of 116.44 feet to a point; South 33 degrees 05 minutes 49 seconds West a distance of 50.60 feet to a point; South 33 degrees 04 minutes 05 seconds West a distance of 25.21 feet to a point; South 25 degrees 17 minutes 17 seconds West a distance of 138.93 feet to a point; North 77 degrees 01 minute 13 seconds West a distance of 12.54 feet to a point on the north right-of-way of Watts Road (a 50-foot right-of-way); thence along said right-of-way of Watts Road (a 50-foot right-of-way) South 27 degrees 17 minutes 10 seconds West a distance of 147.19 feet to a point; thence run along a 1,447.65-foot radius curve having a 105.49-foot arc, subtended by a chord bearing of South 29 degrees 21 minute 05 seconds West a distance of 105.46 feet to a point, and South 31 degrees 27 minutes 40 seconds West a distance of 142.20 feet to the True Point of Beginning; containing 66.4468 acres (2,894,432 sq. ft.) plus acreage of Legion Drive being 0.4260 acres (18,555 sq. ft.) being an aggregate total of 66.8728 acres (2,912,987 sq. ft.); as shown on that certain As-Built Survey dated February 5, 1992-for: Roadside, Inc., Petro, Inc., Petro PSC Properties, L.P., Petro PSC, L.P., Ticor Title Insurance Company & Chicago Title Insurance Company, delineated by Perimeter Surveying Co., Inc., certified by Ken Nutt, Georgia Registered Land Surveyor.

TRACT II:

ALL THAT TRACT OR PARCEL OF LAND, lying and being in Land Lot 261 of the 17th District, Fulton County, Georgia, and being more particularly described as follows:

TO ESTABLISH THE TRUE POINT OF BEGINNING, commence at a point common to Land Lots 258, 259, 260 and 261, and thence run North 87 degrees 53 minutes 31 seconds West, along the southerly line of Land Lot 261, a distance of 489.36 feet to the westerly right-of-way of Watts Road, the TRUE POINT OF BEGINNING; thence continue along the said southerly line of Land Lot 261 and run North 87 degrees 53 minutes 31 seconds West a distance of 226.97 feet to a point, and continuing along said southerly line of Land Lot 261, run North 88 degrees 11 minutes 06 seconds West a distance of 213.60 feet to a point; thence run South 03 degrees 28 minutes 03 seconds West a distance of 887.83 feet to a point; thence run South 01 degree 47 minutes 28 seconds West a distance of 222.27 feet to a point on the northerly right-of-way of Bankhead Highway (U.S. #78) (a 70-foot right-of-way); thence run in a westerly direction along the northerly right-of-way of said Bankhead Highway the following courses, bearings and distances: North 48 degrees 28 minutes 13 seconds West a distance of 62.70 feet to a point; North 51 degrees 10 minutes 47 seconds West a distance of 44.41 feet to a point; North 51 degrees 58 minutes 23 seconds West a distance of 70.52 feet to a point; North 54 degrees 15 minutes 07 seconds West a distance of 35.39 feet to a point; North 55 degrees 53 minutes 55 seconds West a distance of 46.20 feet to a point; North 58 degrees 50 minutes 04 seconds West a distance of 121.93 feet to a point; North 62 degrees 40 minutes 01 second West a distance of 66.78 feet to a point; North 64 degrees 01 minute 53 seconds West a distance of 77.87 feet to a point; North 66 degrees 44 minutes 17 seconds West a distance of 51.48 feet to a point; North 68 degrees 34 minutes 04 seconds West a distance of 28.87 feet to a point; North 69 degrees 42 minutes 31 seconds West a distance of 82.82 feet to a point, and run North 71 degrees 50 minutes 23 seconds West a distance of 96.85 feet to a point; thence leaving the northerly right-of-way of Bankhead Highway and run North 41 degrees 58 minutes 03 seconds East a distance of 169.17 feet to an iron pin found; thence run North 51 degrees 48 minutes 06 seconds West a distance of 302.46 feet to a point on the entrance ramp of I-285 (North); thence run along the easterly right-of-way of the entrance ramp of I-285 (North), North 21 degrees 28 minutes 58 seconds East a distance of 370.63 feet to a point; thence run North 26 degrees 59 minutes 14 seconds East a distance of 353.21 feet to a point; thence run along the easterly right-of-way of I-285 (a 300-foot right-of-way) with the following courses, bearings and distances: North 40 degrees 09 minutes 32 seconds East a distance of 95.16 feet to a point; North 41 degrees 31 minutes 55 seconds East a distance of 185.35 feet to an iron pin found; North 41 degrees 31 minutes 55 seconds East a distance of 221.13 feet to a concrete right-of-way monument

2

found; North 21 degrees 47 minutes 39 seconds East a distance of 307.95 feet to a concrete right-of-way monument found; North 34 degrees 44 minutes 24 seconds East, a distance of 93.73 feet to a point; thence run North 57 degrees 07 minutes 36 seconds West a distance of 300.75 feet (field checked) and a distance of 300.09 feet by old plat (said plat not specified) to an iron pin found (1/2 inch re-bar), and being the True Point of Beginning; thence from said True Point of Beginning run North 57 degrees 01 minute 18 seconds West a distance of 181.32 feet to an iron pin found (1/2 inch re-bar); thence run North 31 degrees 24 minutes 52 seconds East a distance of 450.53 feet to the third iron pin found (1/2 inch re-bar); thence run North 55 degrees 29 minutes 52 seconds West a distance of 180.48 feet to an iron pin found (1/2 inch re-bar) on the easterly right-of-way of Nash Road (a 40-foot right-of-way); thence run along said easterly right-of-way of Nash Road, North 33 degrees 34 minutes 56 seconds East a distance of 50.00 feet to an iron pin found (1/2 inch re-bar); thence leaving said easterly right-of-way of said Nash Road and run South 55 degrees 29 minutes 52 seconds East a distance of 374.64 feet to an iron pin found (1/2 inch re-bar) to a point on the westerly right-of-way of I-285 (a 300-foot right-of-way); thence run along the westerly right-of-way of I-285 on a 2,714.79-foot radius curve having a 285.60-foot arc subtended by a chord having a bearing of South 31 degrees 45 minutes 59 seconds West a distance of 285.47 feet to a concrete right-of-way monument found; thence continue along said westerly right-of-way of I-285, South 34 degrees 54 minutes 00 seconds West a distance of 209.93 feet to the True Point of Beginning; containing 2.4158 acres (105,232 S.F.), as shown on that certain As-Built Survey dated February 5, 1992 for: Roadside, Inc., Petro, Inc., Petro PSC Properties, L.P., Petro PSC, L.P., Ticor Title Insurance Company & Chicago Title Insurance Company, delineated by Perimeter Surveying Co., Inc., certified by Ken Nutt, Georgia Registered Land Surveyor.

3

Kingsland, GA (#44)
1105 E. King Avenue
Kingsland, GA 31458

Exhibit A-9

Legal Description

For a point of beginning, commence at the Northwest corner of Tract No. 4 of re-plat for Joseph A. Jones and Peggy Jones (according to Plat recorded by Plat Cabinet 2, File No. 157-E, public records of said county) and run thence South 19 degrees 34 minutes 38 seconds West along the Westerly line of said Tract No. 4, a distance of 290.18 feet to the Southwest corner thereof, said point lying on the curved Northeasterly Right-of-Way line of Georgia State Highway No. 40 (a varied Right-of-Way), run thence in a Northwesterly direction along the arc of a curve in last mentioned Northeasterly Right-of-Way line, said curve being concave to the Northeast and having a radius of 1774.80 feet, a chord distance of 197.00 feet to the point of tangency, the bearing of the aforementioned chord being North 61 degrees 27 minutes 22 seconds West; run thence North 58 degrees 16 minutes 28 seconds West, continuing along last mentioned Northeasterly Right-of-Way line, a distance of 477.91 feet to a point where said northeasterly Right-of-Way line intersects this Southeasterly line of truss plant road (a 60 foot ingress and egress easement by Plat by Brandon Associates, dated 5-30-84); run thence North 33 degrees 42 minutes 18 seconds East along last mentioned line, a distance of 153.55 feet to a point of curvature; run thence in a Northerly direction along the arc of a curve to last mentioned line, said curve being concave to the West and having a radius of 532.88 feet, a chord distance of 305.61 feet in the point of tangency, the bearing of the aforementioned chord being North 19 degrees 44 minutes 02 seconds East; run thence North 05 degrees 45 minutes 50 seconds East along last mentioned line, a distance of 648.73 feet to a point of curvature; run thence in a Northerly direction along the arc of a curve in the last mentioned line, said curve being concave to the West and having a radius of 669.14 feet, a chord distance of 18.70 feet to a point, the bearing of the aforementioned chord being North 04 degrees 57 minutes 04 minutes East; run thence South 84 degrees 31 minutes 31 seconds East, a distance of 685.25 feet; run thence South 05 degrees 28 minutes 29 seconds West, a distance of 226.09 feet to a point; run thence South 02 degrees 06 minutes 17 seconds West, a distance of 546.51 feet to a point; run thence South 41 degrees 01 minute 58 seconds West, a distance of 205.64 feet to the POINT OF BEGINNING.

Together with a non-exclusive, perpetual easement for access (the length of which are of record in Deed Book 673, Page 187, aforesaid records) in and from the above described property over, across and through the following described property.

All that certain land or parcel of land being a position of Truss Road (a 50 foot wide graded ingress and egress easement by Plat by Brandon Associates, dated June 30, 1984), City of Kingsland, 180th G.M. District, Camden County, Georgia, said road lying 30.00 feet (as measured at right angles) each side of the following described centerline. For point of reference commence at a point where the Northeasterly Right-of-Way line of Georgia State Highway No. 40 (a varied Right-of-Way) intersects the Southeasterly side of said Truss Plant Road; and from said point run thence Northeast 68 degrees 16 minutes 20 seconds West along the aforementioned Northeasterly Right-of-Way line of Georgia State Highway No. 40, a distance of 30.02 feet to the POINT OF BEGINNING, of said centerline to be described hereafter.

From the POINT OF BEGINNING, thus described run thence North 53 degrees 30 minutes 11 seconds East, along the centerline of said Truss Plant Road, a distance of 184.82 feet to a point of curvature; run thence in a Northerly direction along the arc of a curve in last mentioned centerline; said curve being concave to the West and having a radius of 802.98 feet, a chord

1

EXHIBIT “A” Continued...

Distance of 231.12 feet to the point of tangency, the bearing of the aforementioned chord being North ILLEGIBLE degrees 44 minutes 02 seconds East; run North 05 degrees 43 minutes ILLEGIBLE seconds East, continuing along last mentioned ILLEGIBLE, a distance of 645.73 feet by a point of curvature; run thence in a Northerly direction along the arc of a curve in last mentioned ILLEGIBLE, said curve being concave to the West and having a radius of ILLEGIBLE feet, a chord distance of ILLEGIBLE feet to the terminus point of said centerline described herein ILLEGIBLE ILLEGIBLE of the aforementioned chord being North 04 degrees ILLEGIBLE minutes 10 seconds East.

2

Effingham, IL (#21)
1805 W. Fayette Road
Effingham, IL 62401

Exhibit A-10

Legal Description

(Leasehold)

Tr. #1: Lot 1 of the PETRO SUBDIVISION (reference made to Plat #149-B and Book 909 page 28 in the Recorder’s Office of Effingham County, Illinois), being a tract of land in the Northwest Fractional Quarter of Section 30, Township 8 North, Range 6 East of the Third Principal Meridian, Effingham County, Illinois; being more particularly described as follows:

BEGINNING on the South line of the North Half of the Northwest Fractional Quarter of Section 30, Township 8 North, Range 6 East of the Third Principal Meridian, 660.00 feet East of the Southwest corner thereof, being an iron pin found; Thence, N 01° 04’ 53” W (assumed bearing), to the South line of Federal Aid Interstate Route 7 (Fayette Avenue) as occupied and monumented, a distance of 1262.33 feet, to an existing concrete right-of-way marker; Thence, S 82° 37’ 07” E, along the said South line of Federal Aid Interstate Route 7 (Fayette Avenue), as occupied and monumented, a distance of 194.00 feet, to an iron pin; Thence, N 90° 00’ 00” E, along the said South line of Federal Aid Interstate Route 7 (Fayette Avenue), a distance of 267.64 feet, to an iron pin; Thence, continuing along said South right-of-way, along a curve to the right, and tangent to the last described line, having a radius of 1298.46 feet, an arc length of 303.07 feet, to an existing right-of-way marker; Thence, S 01° 02’ 52” E, a distance of 763.32 feet, to an iron pin; Thence, N 89° 52’ 23” E to the West line of Federal Aid Interstate Route 7, a distance of 385.67 feet, to an iron bolt; Thence, S 01° 10’ 19” E, along the West line of Federal Aid Interstate Route 7, a distance of 24.40 feet, to a concrete right-of-way marker; Thence, S 12° 35’ 13” W, along the West line of Federal Aid Interstate Route 7, a distance of 423.00 feet, to an iron pin; Thence, S 89° 52’ 23” W, along the South line of  the North Half of the Northwest Fractional Quarter of said Section 30, a distance of 61.51 feet, to an iron pin; Thence, S 12° 35’ 13” W, a distance of 143.50 feet, to an iron pin; Thence, S 89° 52’ 23” W, parallel with the South line of the North Half of the Northwest Fractional Quarter of said Section 30 a distance of 1257.09 feet, to an iron pin; Thence, N 01° 04’ 53” W, to the South line of the North Half of the Northwest Fractional Quarter of said Section 30, a distance of 140.00 feet, to an iron pin; Thence, N 89° 52’ 23” E, a distance of 307.32 feet, to the POINT of BEGINNING.

1

Tr. #2: An easement for ingress and egress over, in and upon the following described real estate, to-wit: 30 feet in width adjacent to and parallel with the Northerly and Easterly boundary lines of the following described real estate, to-wit:

A part of the North Half of the NW Fractional Quarter of Section 30, Township 8 North, Range 6 East of the Third Principal Meridian, more particularly described as follows: Beginning at a point 1419.19 feet East of the Southwest corner of the N/2 of the NW Fr. Quarter of said Section 30, thence N 89° 52’ 23” E a distance of 286.00 feet to an iron pin, thence N 12° 35’ 13” E, a distance of 423.00 feet to a concrete right-if-way marker; thence N 01° 10’ 19” W a distance of 24.40 feet to a bolt; thence N 01° 27’ 05” W, a distance of 506.39 feet to a concrete right-of-way marker; thence N 42° 25’ 25” W, a distance of 222.24 feet, to a concrete right-of-way marker; thence N 65° 02’ 58” W, a distance of 218.25 feet to an iron pin, thence S 90° 00’ 00” W, a distance of 39.00 feet to a concrete right-of-way marker; thence S 01° 02’ 52” E, a distance of 30.00 feet; thence N 90° 00’ 00” E, a distance of 31.81 feet; thence S 65° 02’ 58” E, a distance of 163.50 feet; thence S 25° 36’ 02” W, a distance of 112.00 feet; thence N 64° 23’ 58” W, a distance of 143.81 feet; thence S 01° 02’ 52” E, a distance of 1062.54 feet, to the point of beginning; EXCEPTING THEREFROM:

Beginning at a point 1419.0 feet East of the Southwest corner of the N/2 of the NW Fractional Quarter of said Section 30, thence N 89° 52’ 23” E a distance of 286.00 feet to an iron pin, thence N 12° 35’ 13” E, a distance of 423.00 feet to a concrete right-of-way marker; thence N 01° 10’ 19” W, a distance of 24.40 feet to a bolt; thence S 89° 52’ 23” W, a distance of 385.67 feet to an iron pin; thence S 01° 02’ 52” E, a distance of 437.08 feet to the point of beginning; as created by a certain Contract, Sale, Escrow and Plat dated July 17, 1969, recorded in Book 408 page 104 of the Effingham County, Illinois, records;

This easement shall be for the benefit of the following described real estate:

A part of the North Half of the Northwest Fractional Quarter of Section 30, Township 8 North, Range 6 East of the Third Principal Meridian, more particularly described as follows: Beginning at a point 1419.0 feet East of the Southwest corner of the North Half of the NW Fractional Quarter of  said Section 30, thence East 286.0 feet to an iron pin, thence N 13° 57’ E 423.42 feet to a concrete monument, thence N 0° 39’ W 25 feet to an iron pin, thence West 386.2 feet to an iron pin, thence S 0° 16’ W, a distance of 435.9 feet to the point of beginning;

2

Exhibit A-11
Fremont (Angola), IN (#45)
Legal Description	7265 N. Baker Road
Fremont, IN 46737
(Leasehold)

TRACT C: (from Deed Record 202, page 552)

TRACT ONE: A tract of land situated in the Southeast Quarter of Section 14, Township 38 North, Range 13 East Jamestown Civil Township, Steuben County, Indiana, and being more particularly described as follows:

Commencing at the Northeast corner of the Southeast Quarter of said Section 14; thence running South on the section line 950.29 feet; thence West 30.00 feet to the true POINT OF BEGINNING; thence continuing west 762.85 feet, called West 771.03 feet in old deed, to a point on the limited access right-of-way of I-69 highway; thence following said right-of-way South 17 degrees 18 minutes 26 seconds West 17.27 feet, called South 17 degrees 09 minutes West 16.45 feet in old deed; thence South 09 degrees 56 minutes 43 seconds West 490.03 feet, called South 05 degrees 29 minutes West 485.30 feet in old deed; thence South 53 degrees 21 minutes 30 seconds East 174.65 feet, called South 53 degrees 54 minutes 40 seconds East 171.00 feet in old deed; thence South 82 degrees 55 minutes 51 seconds East 346.52 feet, called South 83 degrees 24 minutes 40 seconds East 342.00 feet in old deed, to the end of the limited access right-of-way; thence South 05 degrees 26 minutes 23 seconds east 60.00 feet to the centerline of New Baker Road; thence North 80 degrees 02 minutes 10 seconds east 378.64 feet on the chord of a curve, said curve having a radius of 1145.92 feet and a central angle of 54 degrees 08 minutes; thence North 608.42 feet back to the true POINT OF BEGINNING.

The above described tract of land, after field measurements and calculations contains 12.13 acres, more or less.

TRACT D: (from Deed Record 205, page 336)

A part of the Southwest Quarter of Section 13, Township 38 North, Range 13 East, (Jamestown Civil Township), Steuben County, Indiana, more particularly described as follows:

Commencing at the West Quarter corner of said Section 13; thence South 00 degrees 59 minutes 40 seconds West along the West line of said Section, 488.63 feet to the TRUE POINT OF BEGINNING of this description; thence North 90 degrees 00 minutes East, 325.00 feet; thence South 25 degrees 50 minutes 11 seconds East, 268.48 feet; thence South 00 degrees 59 minutes 40 seconds West parallel to the West line of said Section, 250.00 feet; thence South 90 degrees 00 minutes West, 253.00 feet; thence South 00 degrees 59 minutes 40 seconds west parallel to the West line of said Section line to the centerline of Baker Road, a distance of 445.54 feet; thence Southwesterly 231.71 feet along the arc of a 1146 radius curve to the right to the West line of said Section, said arc subtended by a chord bearing South 57 degrees 01 minutes West, 231.32 feet; thence North 00 degrees 59 minutes 40 seconds East along said West line, 1061.13 feet back to the place of beginning, containing 6.97 acres more or less subject to all legal highway Rights-of Way and Easements of record.

EXCEPTING THEREFROM real estate described in Document 99-11-0049 and Deed Record 130, page 261 In the Office of the; Recorder of Steuben County.

After said exception, the above described real estate contains 4.73 acres, more or less.

TRACT E: (from Deed Record 212, page 47)

A part of Southwest Quarter of Section 13, Township 38 North, Range 13 East, Jamestown Township, Steuben County, Indiana described as follows:

Commencing at the West Quarter Corner of said Section 13; thence South 00 degrees 59 minutes 40 seconds West along the West line of said Section, 1549.76 feet to the centerline of Baker Road; thence Northeasterly 231.71 feet along the arc of a 1146 foot radius curve to the left, said curve subtended by a chord bearing North 57 degrees 37 minutes 01 seconds East, 231.32 feet to the TRUE POINT OF BEGINNING of this description; thence North 00 degrees 59 minutes 40 seconds East, 445.54 feet; thence North 90 degrees 00 minutes East, 253.00 feet; thence South 00 degrees 59 minutes 40 seconds West, to the centerline of Baker Road, 222.09 feet; thence South 48 degrees 52 minutes 16 seconds West along said centerline, 271.89 feet; thence Southwesterly, 68.57 feet along the arc of a 1146 feet radius curve to the right, said curve subtended by a chord bearing South 49 degrees 26 minutes 16 seconds West, 68.56 feet to the point of beginning. Excepting that portion of the above described real estate deeded to the State of Indiana as shown in Deed Record Volume 130, page 261, Steuben County Recorder’s Office. The above described contains 1.94 acres total of which 0.40 acres are road rights-of-way and 1.54 acres, subject to all easements of record.

EXCEPTING THEREFROM real estate described in Document 99-11-0049 in the Office of the Recorder of Steuben County. After said exception, the above described real estate contains 1.04 acres, more or less.

Exhibit A-12
Glendale, KY (#30)
554 W. Glendale Hodgenville Road
Legal Description	Glendale, KY 42740

PARCEL ONE

A certain tract of land located on the northwest corner of the intersection of Interstate 65 and Kentucky Highway 222 near Glendale in Hardin County, Kentucky and more particularly described as follows:

BEGINNING at a steel fence post at the Northwest right-of-way intersection of Interstate 65 and Kentucky Highway 222; thence with said North right-of-way line of Kentucky Highway 222, North 67 degrees 39 minutes 6 seconds West for a distance of 200.54 feet to an existing iron pin; the true point of beginning and the Southwest corner of Ball Brothers Oil Company (DB 585, Pg 415); thence continuing with said North right-of-way line for the following courses and distances:

North 66 degrees 57 minutes 49 seconds West for a distance of 944.301 feet to a set iron pin, North 23 degrees 2 minutes 11 seconds East for a distance of 15.00 feet to a set iron pin, North 66 degrees 57 minutes 49 seconds West for a distance of 31.75 feet to a set iron pin, in the East line of Lot 31 of Glenview Heights Subdivision (PC 1, Sht 323B); thence with said Lot 31, then Lot 30 and 29, North 23 degrees 11 minutes 24 seconds East for a distance of 285.00 feet to a set iron pin; thence continuing with said Lot 29, North 66 degrees 48 minutes 36 seconds West for a distance of 75.00 feet to an existing iron pin; thence continuing with said Glenview Heights Subdivision along the rear of Lots 29 through 18, North 21 degrees 58 minutes 24 seconds East for a distance of 1152.53 feet to an existing iron pin in the line of Deborah Estates Subdivision (PC 1, Sht 342B); thence with the line of Deborah Estates, South 65 degrees 29 minutes 11 seconds East for a distance of 1661.83 feet to an existing iron pin in the West right-of-way of said Interstate 65; thence with said right-of-way line for the following courses and distances:

South 9 degrees 40 minutes 27 seconds West for a distance of 157.90 feet to an existing iron pin, South 15 degrees 44 minutes 27 seconds West for a distance of 113.58 feet to an existing iron pin, South 24 degrees 59 minutes 27 seconds West for a distance of 126.49 feet to an existing iron pin, South 30 degrees 49 minutes 13 seconds West for a distance of 144.71 feet to an existing iron pin, South 36 degrees 6 minutes 29 seconds West for a distance of 77.65 feet to an existing iron pin, South 40 degrees 10 minutes 35 seconds West for a distance of 126.23 feet to an existing iron pin, South 43 degrees 15 minutes 46 seconds West for a distance of 295.58 feet to an existing iron pin, South 44 degrees 33 minutes 37 seconds West for a distance of 214.98 feet to a point, a corner to said Petro Stopping Centers, LP. (DB 1000, PG 3096); thence with said Petro Stopping Center, North 66 degrees 57 minutes 49 seconds West for a distance of 380.79 feet to a point; thence continuing with said Petro Stopping Centers line, South 23 degrees 02 minutes 11 seconds West for a distance of 200.00 feet to the point of BEGINNING. Containing 50.084 acres +/- per physical survey by Warren L. Clifford (Ky. RLS #2124).

PARCEL TWO

A certain parcel of land located at Northwest corner of the intersection of KY 222 and Interstate 65 near Glendale in Hardin County, Kentucky and more particularly described as follows:

BEGINNING at a steel fence post at the intersection of the West right-of-way of Interstate 65 and the North right-of-way of KY 222; thence with the North right-of-way of KY 222, North 61 degrees 39 minutes 06 seconds West for a distance of 35.62 feet to an existing iron pin; thence continuing with the North right-of-way line of KY 222, North 66 degrees 57 minutes 47 seconds West for a distance of 164.92 feet to an iron pin; thence with Petro Stopping Center line, North 23 degrees 02 minutes 11 seconds East for a distance of 200.00 feet to a point; thence continuing with Petro Stopping Center line, South 66 degrees 57 minutes 49 seconds East for a distance of 380.79 feet to a point in the West right-of-way line of Interstate 65; thence with the West right-of-way line of Interstate 65, South 44 degrees 33 minutes 37 seconds West for a distance of 74.10 feet to an existing iron pin in the right-of-way fence; thence continuing with the West right-of-way line of Interstate 65, South 72 degrees 33 minutes 22 seconds West for a distance of 201.23 feet to the point of BEGINNING. Containing 1.414 acres +/- per physical survey by Warren L. Clifford (Ky. RLS #2124).

ALSO KNOWN AS

1

Glendale, Hardin County, Kentucky

A certain tract of land located on the Northwest corner of the intersection of Interstate 65 and Kentucky Highway 222 near Glendale in Hardin County, Kentucky and more particularly described as follows:

BEGINNING at a steel fence post at the Northwest right-of-way intersection of Interstate 65 and Kentucky Highway 222; thence with said North right-of-way line of Kentucky Highway 222, North 67 degrees 39 minutes 6 seconds West for a distance of 200.54 feet to an existing iron pin, THE TRUE POINT OF BEGINNING and the Southwest corner of Ball Brothers Oil Company (DB 585 pg 415); thence continuing with said North right-of-way line for the following courses and distances: North 66 degrees 57 minutes 49 seconds West for a distance of 944.301 feet to a set iron pin; North 28 degrees 2 minutes 11 seconds East for a distance of 15.00 feet to a set iron pin; North 66 degrees 57 minutes 49 seconds West for a distance of 31.75 feet to a set iron pin, in the East line of Lot 31 of Glenview Heights Subdivision (PC I, Sht 323B); thence with said Lot 31, then Lot 30 and 29, North 28 degrees 11 minutes 24 seconds East for a distance of 285.00 feet to a set iron pin; thence continuing with said Lot 29, North 66 degrees 48 minutes 36 seconds West for a distance of 75.00 feet to an existing iron pin; thence continuing with said Glenview Heights Subdivision along the rear of Lots 29 through 18, North 21 degrees 58 minutes 24 seconds East for distance of 1152.53 feet to an existing iron pin in the line of Deborah Estates Subdivision (PC I, Sht 342B); thence with the line of Deborah Estates, South 65 degrees 29 minutes 11 seconds East for a distance of 1661.83 feet to an existing iron pin in the West right-of-way line of said Interstate 65; thence with said right-of-way line for the following courses and distances: South 9 degrees 40 minutes 27 seconds West for a distance of 157.90 feet to an existing iron pin, South 15 degrees 44 minutes 27 seconds West for a distance of 113.58 feet to an existing iron pin, South 24 degrees 59 minutes 27 seconds West for a distance of 126.49 feet to an existing iron pin, South 30 degrees 49 minutes 13 seconds West for a distance of 144.71 feet to an existing iron pin, South 36 degrees 6 minutes 29 seconds West for a distance of 77.65 feet to an existing iron pin, South 40 degrees 10 minutes 35 seconds West for a distance of 126.23 feet to an existing iron pin, South 43 degrees 15 minutes 46 seconds West for a distance of 295.58 feet to an existing iron pin, South 44 degrees 33 minutes 37 seconds West for a distance of 214.98 feet to a point, a corner of said Ball Brothers Oil Company; thence with said Ball Brothers Oil Company, North 66 degrees 57 minutes 49 seconds West for a distance of 380.79 feet to a point; thence continuing with said Ball Brothers line, South 23 degrees 02 minutes 11 seconds West for a distance of 200.00 feet to the point of BEGINNING. Said property contains 50.084 acres, more or less,

AND

A certain parcel of land located in Hardin County, Kentucky at the intersection of KY 222 and Interstate 65 and being a portion of a 5.52 acre tract recorded in Deed Book 195, page 571, said records, and being described as follows:

BEGINNING at a point at the intersection of the West right-of-way line of Interstate 65 and the North right-of-way line of KY #222, North 67 degrees 02 minutes West 35.08 feet to an iron; thence continuing with the North right-of-way line of KY #222, North 67 degrees 02 minutes West 164.92 feet to a point; thence with a new division line, North 22 degrees 58 minutes East 200.00 feet to a point; thence continuing with a new division line, South 67 degrees 02 minutes 385.04 feet to the West right-of-way line of Interstate 65; thence with the West right-of-way line of Interstate 65, South 43 degrees 16 minutes West 65.13 feet to an angle in the right-of-way fence; thence continuing with the West right-of-way line of Interstate 65, South 72 degrees 26 minutes West 213.84 feet to the point of BEGINNING and containing 1.42 acres, more or less.

Being the same property conveyed to Petro Stopping Centers, L.P. by deeds dated November 5, 1988 and recorded in Deed Book 914, Page 706 and Deed Book 914, page 716 and deed dated February 2, 2001 recorded in Deed Book 1000, page 396, all in the office of the Clerk of Court of Hardin County, Kentucky.

2

Egan, LA (#43)
114 Jasmine Road (I-10, Exit 76)
Egan, LA 70531

Exhibit A-13

Legal Description

That certain tract or parcel of ground containing 21.894 acres, located in Sections 27 & 34, T9S-R1W, Acadia Parish, Louisiana and being more particularly described as follows:

Beginning at a point which is the Southwestern corner of said Section 27, said point being on the centerline of the La. Hwy. 91 right of way; Thence N 89° 48’ 23” East 63.66 feet to a point for corner. Said corner being on the Southerly right of way of I-10; Thence with said Southerly right of way of I-10 North 00° 14’ 57” West 250.00 feet. North 44° 45’ 03” East 49.50 feet. Along a curve to the left for a distance of 230.14 feet (radius = 220.0’), North 29° 45’ 03” East 120.00 feet; North 74° 45’ 03” East 14.14 feet; Along a curve to the right for a distance of 226.63 feet (Radius = 145.0’), North 29° 45’ 03” East 386.40 feet and North 53° 11’ 20” East 191.42 feet to a point for corner; Thence South 00° 39’ 56” West 1095.00 feet to a point for corner, said point being in the center of a drainage canal; Thence with said canal centerline South 55° 46’ 12” West 347.59 feet, South 42° 07’ 58” West 469.00 feet, South 26° 48’ 58” West 75.00 feet South 20° 14’ 57” West 311.00 feet, South 28° 13’ 58” West 226.90 feet and South 72° 33’ 59” West 41.30 feet to a point for corner; Said point being on the centerline of the La. Hwy. 91 right of way; Thence with said La. Hwy. 91 right of way North 00° 01’ 57” East 1200.50 feet to the Point of Beginning.

The above referenced property is as shown on map prepared by Richard C. Spikes, Inc. entitled “As Built Survey Showing Property and Improvements to be acquired by Petro Stopping Centers, L.P., LA. Hwy. 91 & I-10 (Crowley, LA. 70526) Being 21.894 Acres, Sections 27 & 34, T9S-R1W, Acadia Parish, Louisiana”, dated July 27, 2006

Hammond, LA (#10)
2100 SW Railroad Avenue
Hammond, LA 70403

Exhibit A-14

Legal Description

A CERTAIN PARCEL OF GROUND located in SECTION 36, TOWNSHIP 6 SOUTH, RANGE 7 EAST, GREENSBURG LAND DISTRICT, TANGIPAHOA PARISH, LOUISIANA. According to a survey of William J. Bodin, Jr. dated January 22, 2004 (and updated August 18, 2004), the property is more particularly described as follows:

Beginning at a point from the S.E. corner of the S.W. 1/4 of Section 36, T6S-R7E thence proceed 30.00’ North; 13.90’ West; 98.14’ N 01°41’51” E; 10.00’ N 88°00’00” W and 202.25’ N 02°30’39” W to the Point of Beginning;

Thence S 89°51’42” W a distance of 566.16 feet;

Thence S 89°48’37” W a distance of 724.99 feet;

Thence North a distance of 766.10 feet;

Thence N 89°53’56” E a distance of 495.05 feet (legal), N 89°39’10” E a distance of 261.56 feet and S 89°49’31” E a distance of 233.50 feet (survey);

Thence S 77°02’31” E a distance of 476.29 feet;

Thence S 76°27’48” E a distance of 250.86 feet;

Thence S 39°42’24” E a distance of 104.48 feet;

Thence S 02°21’24” E a distance of 517.75 feet to the Point of Beginning.

Shreveport, LA (#8)
6918 West Bert Kouns Industrial Loop
Shreveport, LA 71129

Exhibit A-15

Legal Description

Tract “A”

A certain tract or parcel of land located in the SE 1/4 of Section 21, T17N, R15W, Shreveport, Caddo Parish, Louisiana, said tract being further described as follows:

From a 4” by 4” concrete LDH monument, said monument being 299.18’ W and 57.14’ N of the SE corner of said Section 21, T17N, R15W, said monument also being on the North right of way line of West 70th Street (LA Hwy. 511) run N 74 deg. 38’ 55” E along the said North right of way line of West 70th Street a distance of 190.59 feet to a 4” by 4” concrete LDH monument at the intersection of the said North right of way line of West 70th Street (LA Hwy. 511) and the west right of way line of the Industrial Loop Expressway (LA Hwy. 526), thence run N 03 deg. 41’ 14” E along said West right of way line a distance of 487.09 feet to a found 3/4” diameter iron pipe, said pipe being the point of beginning of the tract herein described.

From said point of beginning, run thence N 83 deg. 41’ 14” W along the 6’ high chain link fence a distance of 1011.77 feet to a found 3/4” diameter iron pipe, thence run S 76 deg. 48’ 04” W along the southerly edge of a 16’ wide servitude for AT&T a distance of 387.54 feet to a found 3/4” diameter iron pipe, thence run N 0 deg. 59’ 00” E a distance of 125.39 feet to a set 1/2” diameter Iron pipe, thence run S 83 deg. 46’ 15” E a distance of 363.26 feet to a set 1/2” diameter iron pipe, thence run N 76 deg. 36’ 45” E a distance of 97.93 feet to a set 1/2” diameter iron pipe, thence run N 0 deg. 59’ E a distance of 81.48 feet to a set 1/2” diameter Iron pipe, thence run N 83 deg. 46’ 13” W a distance of 458.64 feet to a set 1/2” diameter iron pipe at a 6’ chain link fence, thence run N 0 deg. 59’ 00” E a distance of 441.20 feet along a 6’ chain link fence to a found 1” galvanized iron pipe on the south right of way line of I-20 Service Road (old US Hwy. 80), thence run easterly along the said South right of way line of the I-20 Service Road the following calls:

N 55 deg. 17’ 27” E a distance of 139.07 feet to the found 4” x 4” concrete LDH monument;

NE along a curve to the right a distance of 393.70 feet (said curve having a radius of 437.00 feet) to a found 3/4” diameter iron pipe;

S 73 deg. 04’ 03” E a distance of 376.65 feet to a found 3/4” diameter iron pipe;

S 55 deg. 42’ 20” E a distance of 165.1l feet to a found 4” x 4” concrete LDH monument

S 46 deg. 48’ 36” E a distance of 158.89 feet to a found 3/4” diameter iron pipe;

S 37 deg. 59’ 54’’ E a distance of 224.57 feet to a found 3/4” diameter Iron pipe;

S 29 deg. 38’ 55” E a distance of 101.16 feet to a found 3/4” diameter Iron pipe;

S 37 deg. 42’ 25” E a distance of 147.04 feet to a 1” diameter Iron pipe at the Intersection of said Southerly right of way line of the 1-20 Service Road and the West right of way line of the Industrial Loop Expressway (LA Hwy 526).

Thence run S 03 deg. 46’ 13” W along said West right of way line a distance of 149.37 feet to the Point of Beginning, said tract containing 18.67 acres.

Tract “B”

A certain tract or parcel of land, situated in the SE 1/4 of Section 21, T17N, Rl5W, Caddo Parish, Louisiana, said tract more fully described as follows:

1

Beginning at the point of intersection of the North right of way line of old US Hwy. 80 with the South right of way line of Interstate 20, thence run S 55 deg. 02’ 14” W along the said North right of way line of old US Hwy. 80 a distance of 204.17 feet, thence run N 0 deg. 59’E a distance of 100.03 feet to a point on the South right of way line of Interstate 20, thence run N 84 deg. 09’ 14” E along said South right of way line of Interstate 20 a distance of 36.70 feet to the point of beginning, said tract containing 0.190 acres.

Tract “C”

A certain tract or parcel of land located in the SE 1/4 of Section 21, T17N, R15W, Shreveport, Caddo Parish, Louisiana, said tract being further described as follows:

From a 4” by 4” concrete LDH monument, said monument being 299.18’ W and 57.14’ N of the SE corner of said Section 21, T17N, R15W, said monument also being on the North right of way line of West 70th Street (LA Hwy. 511) run N 74 deg. 38’ 55” E along the said North right of way line of West 70th Street a distance of 190.59 feet to a 4” by 4” concrete LDH monument at the intersection of the said North right of way line of West 70th Street (LA Hwy. 511) and the west right of way line of the Industrial Loop Expressway (LA Hwy. 526), thence run N 03 deg. 41’ 14” E along said West right of way line a distance of 433.68 feet to a set 1/2” diameter iron pipe, which is the Point of Beginning of the tract herein described.

From said Point of Beginning, thence run N 03 deg. 41’ 14” E a distance of 53.41 feet to a found 3/4” diameter iron pipe, thence run along a 6 foot chain link fence N 83 deg. 41’ 14” W a distance of 1011.77 feet to a found 34” diameter iron pipe, thence S 76 deg. 48’ 04” W a distance of 159.74 feet to a set 1/2” diameter iron pipe, thence S 83 deg. 41’ 14” E a distance of 1164.58 feet back to a set 1/2” diameter iron pipe, the Point of Beginning.

Tract “D”

A certain tract of or parcel of land located in the SE 1/4 of Section 21, TI 7N, R1 5W, Shreveport, Caddo Parish, Louisiana, said tract being further described as follows:

From a 4” by 4” concrete LDH monument, said monument being 299.18’W and 57.14’N of the SE corner of said Section 21, T17N, R15W, said monument also being on the North right of way line of West 70th street (LA Hwy. 511) run N 74 deg. 38’ 55” E along the said North right of way line of West 70th Street a distance of 190.59 feet to a 4” by 4” concrete LDH monument at the intersection of the said North right of way line of West 70th Street (LA Hwy. 511) and the west right of way line of the Industrial Loop Expressway (LA Hwy. 526), thence run N 03 deg. 41’ 14” E along said West right of way line a distance of 433.68 feet to a set 1/2” diameter iron pipe, thence run N 83 deg. 41’ 14” W a distance of 1164.58 feet to a set 1/2” diameter iron pipe, thence run S 76 deg. 48’ 04” W a distance of 227.80 feet to a found 3/4’ diameter iron pipe, thence run N 0 deg. 59’ 00” E a distance of 125.39 feet to a set iron pipe, which is the Point of Beginning of the tract herein described.

From said Point of Beginning, thence run N 0 deg. 59’ 00’ E a distance of 114.50 feet to a set iron pipe, thence run N 83 deg. 46’ 13’ W a distance of 458.64 feet to a set “x” in concrete, thence run N 0 deg. 59’ 00” E a distance of 81.48 feet to a set iron pipe, thence run N 76 deg. 36’ 45” E a distance of 97.93 feet to a found 3/4” diameter iron pipe, thence run S 83 deg. 46’ 15” E a distance of 363.26 feet back to the Point of Beginning.

2

Kingdom City, MO (#18)
3304 Gold Road
Kingdom City, MO 65262

Exhibit A-16

Legal Description

All that portion of the Northwest Quarter of Section 16, Township 48 North, Range 9 West, Callaway County, Missouri, more particularly described as follows:

Beginning at the Northwest Corner of Section 16, Township 48 North, Range 9 West; thence South 26 degrees 03 minutes 30 seconds East, 116.2 feet to a point on the centerline of Interstate 70 at Station 600+29.71; thence along said centerline, South 85 degrees 00 minutes 00 seconds West, 4.86 feet to Interstate Route 70, Centerline Station 600+24.85=U.S. Route 54 Centerline Station 166+89.89; thence South 03 degrees 50 minutes 00 seconds East, 1222.11 feet to U.S. Route 54 Centerline Station 179+12; thence in an easterly direction at right angles to said centerline a distance of 145 feet to a found right of way marker, the TRUE POINT OF BEGINNING; thence along U.S. Route 54 right of way North 53 degrees 53 minute 50 seconds East 171.71 feet to a drill hole in concrete; thence continuing along said right of way North 03 degrees 53 minutes 30 seconds West 15.67 feet to a drill hole in concrete at the intersection of the East right of way line of U.S. Route 54 and the South right of way line of Janice Drive, a dedicated street as shown on a plat recorded in Book 269, Page 96 of the Callaway County Records; thence along said South right of way line North 85 degrees 08 minutes 22 seconds East 1037.35 feet to a set 3/4 inch iron pipe; thence leaving said South right of way line South 03 degrees 52 minutes 12 seconds East 1434.27 feet to a set 3/4 inch iron pipe on the East-West Quarter Section Line; thence along the East-West Quarter Section Line South 85 degrees 06 minutes 32 seconds West, 897.53 feet to a 3/4 inch iron pipe (set) 286.91 feet easterly of the East right of way line of U.S. Route 54; thence North 03 degrees 50 minutes 20 seconds West, 635.29 feet to a 3/4 inch iron pipe (set); thence South 85 degrees 06 minutes 32 seconds West, 286.12 feet to the intersection of the East right of way line of U.S. Route 54; thence along said right of way North 03 degrees 46 minutes 19 seconds West, 107.65 feet to a drill hole in concrete; thence continuing along said right of way North 03 degrees 50 minutes 08 seconds West, 587.12 feet to a TRUE POINT OF BEGINNING.

The basis of bearings in the bearing of the centerline of U.S. Route 54 as shown on Missouri Highway and Transportation Department plans and assumed to be correct.

York, NE (#62)
4700 S. Lincoln Avenue
York, NE 68467

Exhibit A-17

Legal Description - Fee

PARCEL 1: Lot 2, Walker Subdivision Replat 1, in the City of York, York County, Nebraska, and Irregular Tract #13, EXCEPT that part platted as Walker Subdivision Replat 1, in the Southeast Quarter of Section 24, Township 10 North, Range 3 West of the 6th P.M., York County, Nebraska, and Lot 6, Countryside View Subdivision in Section 24, Township 10 North, Range 3 West of the 6th P.M., York County, Nebraska, more particularly described as follows:

Beginning at the Northwest Corner of the Southwest Quarter of the Southeast Quarter of said Section 24, said Corner also being the Southwest corner of said I.T. #13, and assuming the West line of said Lot 2 to have a bearing of N 00°11’14” E; thence N 00°04’06” W, and on the West line of said I.T. #13, 978.73 feet to a 3/4” I.B., said I.B. being the Northwest corner of said I.T., #13; thence S 89°47’34” E, and on the North line of said I.T., #13, 1062.44 feet to a 1” I.P., said I.P. being the Northwest corner of said Lot 2; thence S 89°47’40” E, and on the North line of said Lot 2, 159.82 feet to a 3/4” I.B.; thence S 87°32’24” E, and on the North line of said Lot 2,122.60 feet to a 3/4” I.B., said I.B. being a point of curvature; thence on a curve to the right, and on the North line of said Lot 2, said curve having a radius of 718.51 feet, a chord bearing of S 73°39’42” E, and an arc distance of 346.87 feet to a 3/4” I.B.; thence S 59°49’03” E, and on the North line of said Lot 2, 518.29 feet to a 5/8” rebar, said rebar being the Northeast corner of said Lot 2; thence S 00°13’31” W, and on the East line of said Lot 2, 613.65 feet; thence S 89°57’46” E, and on the Easterly line of said Lot 2, 63.64 feet; thence S 00°08’54” W, and on the East line of said Lot 2,724.19 feet to a 5/8” rebar, said rebar being the Southeast corner of said Lot 2; thence N 89°43’27” W, and on the South line of said Lot 2, 167.19 feet to a 3/4” I.P. on the East R.O.W. line of Graham Street; thence N 00°11’21” E, and on the East R.O.W. line of said Graham Street, 166.17 feet to a 3/4” rebar w/cap; thence N 89°42’01” W, and on the South line of said Lot 2, 59.97 feet to a 3/4” rebar w/cap, said rebar being the Northeast corner of said Lot 6; thence S 00°09’54” W, and on the East line of said Lot 6, 165.91 feet to a 3/4” I.P., said I.P. being the Southeast corner of said Lot 6; thence N 89°43’32” W, and on the South line of said Lot 6, 264.09 feet to a 3/4” rebar w/cap, said rebar being the Southwest corner of said Lot 6; thence N 00°12’42” E, and on the West line of said Lot 6, 166.01 feet to a 3/4” I.P., said Pipe being the Northwest corner of Lot 6, and a point on the South line of said Lot 2; thence N 89°42’01” W, and on the South line of said Lot 2, 423.83 feet to a 3/4” I.B., said I.B. being the Southwest corner of said Lot 2; thence N 00°11’14” E, and on the West line of said Lot 2, 554.07 feet to a 3/4” rebar w/cap on the South line of I.T. #13; thence N 89°56’46” W, and on the South line of said I.T. #13, 1267.96 feet to the point of beginning.

Las Vegas, NV (#31)
6595 N. Hollywood Blvd.
Las Vegas, NV 89115

Exhibit A-18

Legal Description

All that certain real property situated in the County of Clark, State of Nevada, described as follows:

Parcel I:

That portion of the Southeast Quarter (SE 1/4) of Section 22, Township 19 South, Range 62 East, M.D.B.&M., more particularly described as follows:

Parcel One (1) as shown by map thereof on file in File 96 of Parcel Maps, Page 11, in the Office of the County Recorder, Clark County, Nevada.

Together with that portion of Rome Avenue as vacated by that certain Order of Vacation recorded February 12, 2000 in Book 20000212 as Instrument No. 00412 Official Records, which would pass through by operation of law.

Parcel II:

An easement for ingress and egress as set forth in that “Ingress and Egress Easement” recorded September 1, 2000 in Book 20000901 as Document No. 00754 Official Records.

Assessor Parcel No.: 123-22-701-008

Sparks, NV (#38)
1950 East Greg Street
Sparks, NV 89431

Exhibit A-19

Legal Description

(Leasehold)

All that certain real property situated in the County of Washoe, State of Nevada, described as follows:

Parcel I:

A parcel of land, being Parcel 1 of Record of Survey Map No. 2045, File No 1301103, and situate within a portion of Section 11, Township 19 North, Range 20 East, M.D.B.&M, Sparks, Washoe County, Nevada, and being more particularly described as follows:

Beginning at the Northeast corner of Parcel 4 as shown on Parcel Map Number 2070, File Number 1126569 of the Official Records of Washoe County, Nevada, from which the Southwest corner of said Section 11 bears South 57°24’19” West a distance of 3101.74 feet; thence North 84°01’29” West, along the Northerly line of said Parcel 4, a distance of 987.00 feet; thence North 76°51’08” West, along the Northerly line of said Parcel 4, a distance of 87.03 feet; thence North 74°50’24” West, along the Northerly line of said Parcel 4, a distance of 162.29 feet; thence South 15°09’36” West a distance of 218.64 feet; thence North 86°47’05” West a distance of 16.78 feet; thence South 03°48’41” West a distance of 274.41 feet; thence South 86°43’17” East a distance of 18.62 feet; thence South 03°16’43” West a distance of 188.61 feet; thence South 22°30’30” East, a distance of 25.64 feet to the Northeast corner of Parcel 1 of said Parcel Map; thence South 22°30’30” East, a distance of 244.75 feet to the Southeast corner of said Parcel 1; thence along the Northerly line of East Greg Street from a tangent which bears North 83°17’01” East, along a circular curve to the right with a radius of 840.00 feet and a central angle of 07°07’01”, an arc length of 104.34 feet; thence South 89°35’58” East, along the Northerly line of East Greg Street, a distance of 1094.49 feet to the Southeast corner of said Parcel 4; thence North 00°24’02” East a distance of 760.00 feet to the point of beginning.

Exccepting Therefrom that parcel contained in a Lease recorded as Document No. 2001831 of the Official Records of Washoe County, Nevada.

Assessor Parcel No.: 034-162-08

Parcel II:

A portion of Parcel 2 as shown on Parcel Map No. 1832, File No. 997519 of the Official Records of Washoe County, Nevada within the Southwest 1/4 of Section 11, Township 19 North, Range 20 East, Sparks, Washoe County, Nevada and more particularly described as follows:

Beginning at a point on the Northerly line of said Parcel 2, from which the Southwest corner of said Section 32 bears South 61°54’46” West a distance of 1780.22 feet; thence South 89°35’58” East, along the Northerly line of said Parcel 2, a distance of 658.28 feet; thence South 00°24’02” West a distance of 331.64 feet; thence North 89°35’58” West a distance of 658.28 feet; thence North 00°24’02” East a distance of 331.64 feet to the point of beginning.

EXCEPTING THEREFROM: Parcel B of Parcel Map No. 4620, according to the map thereof, filed in the Office of the County Recorder of Washoe County, State of Nevada, on September 6, 2006, as File No. 3435326 Official Records.

Bordentown, NJ (#14)
I-295/I-95, Exit 56, New Jersey Turnpike
Bordentown, NJ

Exhibit A-20

Legal Description

All that certain tract, lot, parcel of land lying situate in the Township of Bordentown, county of Burlington, State of New Jersey being more particularly described as follows:

BEGINNING at a point in the northeasterly line of Rising Sun Road (f/k/a Delaware Avenue) (f/k/a Mansfield Square-Whitehall Road), as widened by the New Jersey Department of Transportation, (variable width), as measured 38.50 feet northeastwardly from centerline, where the same is intersected by the division line between Block 134.01 Lots 12.02 and 13, and from said beginning point runs; thence

1.    North 42 degrees 35 minutes 19 seconds East a distance of 654.72 feet to a stone found; thence

2.    South 56 degrees 09 minutes 41 seconds East, a distance of 2094.03 feet to a concrete monument found for corner in the westerly line of Block 134.01, Lot 7; thence along the same

3.    South 09 degrees 56 minutes 19 seconds West, a distance of 198.19 feet to a concrete monument found in the northerly line of Block 134.01, Lot 9; thence along same the following five (5) courses and distances

4.    North 79 degrees 22 minutes 41 seconds West, a distance of 51.32 feet to a point; thence

5.     South 01 degrees 51 minutes 50 seconds West, a distance of 250.11 feet to a point; thence

6.     South 58 degrees 34 minutes 30 seconds East, a distance of 55.85 feet to a point; thence on a curve to the left with a radius of 543.96 feet and a central angle of 05 degrees 42 minutes 30 seconds

7.     Southwestwardly, an arc length of 54.19 feet (said curve having a chord bearing and distance of South 69 degrees 11 minutes 34 seconds West 54.17 feet) to a point of tangency; thence

8.     South 66 degrees 20 minutes 19 seconds West, a distance of 33.14 feet to a point in the northerly line of Block 134.01, Lot 12.01; thence along the same

9.     North 58 degrees 34 minutes 30 seconds West, a distance of 675.72 feet to a point corner of the same; thence still along the same

10.      South 32 degrees 33 minutes 55 seconds West, a distance of 505.27 feet to a point in the aforementioned northeasterly line of Rising Sun Road, as measured 50.20 feet from the centerline; thence along the same

11.      North 43 degrees 28 minutes 54 seconds West, a distance of 1379.00 feet to an angle point in the same; thence along the same

12.      North 46 degrees 01 minutes 19 seconds West, a distance of 147.78 feet to an angle point in the same, as measured 43.65 feet from the

1

centerline; thence still along the same

13. North 45 degrees 07 minutes 47 seconds West, a distance of 215.10 feet to the point and place of BEGINNING.

The above description is drawn in accordance with a survey prepared by Taylor Wiseman & Taylor, dated April 29, 2005.

2

Milan, NM (#13)
I-40 at Horizon Blvd.
Milan, NM

Exhibit A-21

Legal Description

A tract of land located within the Village Limits of Milan, Cibola County, New Mexico in the southwest quarter of Section 16, Township 11 North, Range 10 West, NMPM, being a part of Lot 2, Block 2 of the Valco Subdivision replat of the Home view Addition as shown on the Plat filed in the Office of the County Clerk of Valencia County, New Mexico, on April 21, 1971, also in addition to the above mentioned portion of Block 2 this tract contains Block 6 and 7 and a portion of Block 2 of the Subdivision designated as “Valco Subdivision Unit II”, filed with the Office of the Milan Village Clerk on the 11th day of January, 1979 and being more particularly described as follows:

from the point of beginning, being the northwest corner of the above said tract, the quarter corner on the west line of Section 16, bears N. 65° 50’ 26” W., and is 603.89 feet in distance;

then from the above said point of beginning N. 86° 39’ 43” E., 539.75 feet to a point of curve;

then southeasterly and to the right along a curve an arc length of 121.12 feet (properties of said curve are as follows: Delta=69° 23’ 30”, R=100.00 feet, T=69.24 feet) to a point of tangency;

then S. 23° 56’ 47” E., 29.34 feet to a highway right of way marker marked P.T. 16+24.2;

then, S. 23° 56’ 47” E., 414.32 feet to a highway right of way marker marked P.C. Sta. 20+88.24;

thence southerly and to the right along a curve an arc length of 875.80 feet to a highway right of way marker marked 906+35.6, (properties of said curve are as follows: Delta=18° 47’ 47”, R=2669.64 feet, T=441.87 feet)

then S. 05° 09’ 00” E., 391.35 feet;

then S. 79° 32’ 03” W., 114.02 feet to a point on a curve;

then northwesterly and to the left along a curve an arc length of 94.21 feet (properties of said curve are as follows: Delta=107° 57’ 24”, R=50.00 feet, T=68.76 feet), and whose long chord is 80.88 feet and bears N. 76° 18’ 43” W., to a point of reverse curve;

then westerly and to the right along a curve an arc length of 10.50 feet (properties of said curve are as follows: Delta=40° 06’ 25”, R=15.00 feet, T=5.48 feet)

the S. 89° 49’ 10” W., 609.66 feet along the northerly right of way line of Preston Drive;

then northwesterly and to the right along a curve an arc length of 23.56 feet ( Properties of said curve are as follows: Delta=90° 00’ 00”, R=15.00 feet, T=15.00 feet);

then N. 00° 10’ 50” W., 8.63 feet along the easterly right of way of Victor Avenue (now Motel Drive) to a point of curve;

then northerly and to the left along a curve an arc length of 205.51 feet (properties of said curve area are as follows: Delta=08° 48’ 39”, R=1335.51 feet, T=102.96) along said right of way;

then N. 08° 59’ 29” W., 1463.78 feet along said right of way to the point and place of beginning.

Said tract contains an area of 30.3180 acres (1,320.653 square feet), more or less.

Waterloo, NY (#71)
1255 Route 414
Waterloo, NY

Exhibit A-22

Legal Description

(Leasehold)

ALL that tract or parcel of land situate, lying and being in the Town of Tyre, County of Seneca and State of New York, bounded and described as follows:

BEGINNING at an iron pin on the apparent east highway boundary of New York State Route No. 414 at the northwest corner of Cynthia Schlegel (Liber 533/Page 71) said point being South 86 degrees 30 minutes 00 seconds East a distance of 38.30 feet from a point in the centerline of New York State Route No. 414, said point being northerly along the centerline of New York State Route No. 414 a distance of 811.50 feet more or less from the intersection of the centerline of New York State Route 414 with the centerline of New York State Route No. 318;

RUNNING THENCE South 86 degrees 30 minutes 00 seconds East along the north line of Schlegel, a distance of 219.66 feet to a point marked by an iron pin, said point being the northeast corner of Schlegel;

THENCE South 03 degrees 30 minutes 00 seconds West along the east line of Schlegel, a distance of 221.45 feet to a point marked by an iron pin, said point being a southwest corner of the herein premises;

THENCE South 86 degrees 30 minutes 00 seconds East, as distance of 1098.22 feet to a point marked by an iron pin, said point being on the west line of Edward J. Mitchell (Liber 553/Page 172);

THENCE North 07 degrees 21 minutes 56 seconds East along the west line of Mitchell, a distance of 1613.70 feet to a point marked by a concrete monument, said point being the northwest corner of Mitchell and being on the apparent south highway boundary of New York State Thruway (Liber 245/Page 8);

THENCE North 83 degrees 29 minutes 59 seconds West along the apparent south highway boundary of New York State Thruway, a distance of 809.56 feet to a point marked by an iron pin, said point being an angle in the apparent south highway boundary of New York State Thruway;

THENCE North 78 degrees 36 minutes 21 seconds West along the apparent south highway boundary of New York State Thruway, a distance of 574.73 feet to a point marked by an iron pin, said point being on the apparent east highway boundary of New York State Route No. 414;

THENCE South 03 degrees 36 minutes 09 seconds West along the apparent east highway boundary of New York State Route No. 414, a distance of 593.00 feet to a point marked by a wooden underground telephone marker, said point being an angle in the apparent east highway boundary of New York State Route No. 414;

THENCE South 05 degrees 30 minutes 42 seconds West along the apparent east highway boundary of New York State Route 414, a distance of 600.33 feet to a point marked by an iron pin, said point being an angle in the apparent east highway boundary of New York State Route No. 414;

THENCE South 18 degrees 42 minutes 44 seconds West along the apparent east highway boundary of New York State Route No. 414, a distance of 103.58 feet to a point marked by an iron pin, said point being an angle in the apparent east highway boundary of New York State Route No. 414;

THENCE South 03 degrees 24 minutes 02 seconds West along the apparent east highway boundary of New York State Route No. 414, a distance of 216.97 feet to the point of BEGINNING.

Mebane, NC (#29)

500 Buckhorn Road

Mebane, NC 27302

Exhibit A-23

Legal Description

All that certain tract or parcel of land in the City of Mebane (satellite), Cheeks Township, Orange County North Carolina, containing 31.209 acres, more or less, adjoining I-85/I-40, Buckhorn Road (SR 1114) and others and being all of Parcel A as shown on plat entitled “Final Plat, Walter T. Wynn, Jr., Homer Dudley, John Snead, Jr. et al”, drawn by Alley, Williams, Carmen & King, Inc. dated July 1998 and recorded in Plat Book 81 at Page 97 in the Office of the Register of Deeds for Orange County, North Carolina, to which plat reference is hereby made for a more complete description.

Girard, OH (#20)

I-80 & Salt Spring Road

Girard, OH 44509

EXHIBIT A

PARCEL 1:

Situated in the Township of Weathersfield, County of Trumbull, State of Ohio and known as being a part of Section 1 in the original survey of said township and is further bounded and described as follows:

Beginning at an iron pin set in the Southeasterly limited access line of Interstate Route 80 at its intersection with the Northeasterly line of the limited access line of Salt Springs Road;

Thence North 32 deg. 41’ East, along the Southeasterly line of Interstate Route 80, 366.00 feet to an iron pin set at the Southwest corner of lands conveyed to Mary M. Tatum as recorded in Official Record 88 at Page 162 and Nancy J. Hadley and Edward L. Jones, Jr. as recorded in Official Record 481 at Page 758 of the Trumbull County Official Records;

Thence North 88 deg. 53’ 45” East, along the South line of Tatum, Hadley and Jones’ land as aforesaid, 442.50 feet to an iron pin set at the Northwest corner of lands conveyed to JAJCO Inc., as recorded in Official Record 536 at Page 182 of the Trumbull County Official Records;

Thence along the Northwesterly line of the lands conveyed to JAJCO Inc., South 1 deg. 06’ 15” East, 59.00 feet to an iron pin set;

Thence South 88 deg. 53’ 45” West, 130.00 feet to an iron pin set;

Thence South 1 deg. 06’ 15” East, 200.90 feet to an iron pin set;

Thence South 43 deg. 53’ 20” West, 65.04 feet to an iron pin set;

Thence North 46 deg. 06’ 40” West, 208.00 feet to an iron pin set;

Thence South 43 deg. 53’ 20” West, 336.96 feet to an iron pin set in the Northeasterly line of Salt Springs Road;

Thence North 45 deg. 55’ 13” West, along the Northeasterly line of Salt Springs Road 20.47 feet to an iron pin set in the limited access line of Salt Springs Road;

Thence North 42 deg. 35’ 10” East, along the limited access line of Salt Springs Road, 8.15 feet to an iron pin set;

Thence North 47 deg. 24’ 50” West, along the limited access line of Salt Springs Road, 105.00 feet to the place of beginning, and containing within said bounds 2.742 acres of land as surveyed and described by Lynn, Kittinger & Noble, Inc., Professional Surveyors, October 1991, by Carroll L. Herrmann, P.S. No. 5663 Ohio.

And known as being a part of that land conveyed by J.A. Cardwell doing business as Cardwell Properties to Petro Inc., as recorded in Official Record 536 at Page 176, Parcels 1 and 2.

1

5415 Salt Springs Road

Girard, Ohio 44420

PPN: 22-081516

PARCEL 2:

Situated in the Township of Weathersfield, County of Trumbull, State of Ohio and known as being a part of Section 1 in the original survey of said township and is further bounded and described as follows:

Beginning at an iron pin set in the Southeasterly line of Interstate Route 80 at its intersection with the Northeasterly limited access line of Salt Springs Road;

Thence South 47 deg. 24’ 50” East along the Northeasterly limited access line of Salt Springs Road, 105.00 feet to an iron pin set;

Thence South 42 deg. 35’ 10” West along the limited access line of Salt Springs Road, 8.15 feet to an iron pin set;

Thence South 45 deg. 55’ 13” East along the Northeasterly right-of-way line of Salt Springs Road, 566.69 feet to an iron pin set;

Thence North 1 deg. 11’ 30” West continuing along the right-of-way line of Salt Springs Road, 10.66 feet to an iron pin set;

Thence South 45 deg. 56’ 25” East continuing along the Northeasterly right-of-way line of Salt Springs Road, 63.14 feet to an iron pin set at a Southerly corner of lands conveyed to JAJCO, Inc. as recorded in Official Record 536 at Page 182 of the Trumbull County Official Records which is the true place of beginning of the herein described parcel of land;

Thence North 43 deg. 53’ 20” East along the Southeasterly line of JAJCO Inc. land, 357.70 feet to an iron pin set;

Thence South 46 deg. 06’ 40” East along the Southwesterly line of JAJCO Inc. land, 192.00 feet to an iron pin set;

Thence South 0 deg. 25’ 55” West, along the West line of JAJCO Inc. land 52.65 feet to an iron pin set;

Thence South 46 deg. 00’ 10” West along the Northwesterly of JAJCO Inc. land, 298.00 feet to an iron pin set in the Northeasterly right-of-way line of Salt Springs Road;

Thence North 44 deg. 04’ 50” West along the Northeasterly right-of-way line Salt Springs Road, 22.69 feet to an iron pin set;

Thence North 53 deg. 33’ West continuing along the Northeasterly right-of-way of Salt Springs Road, 174.16 feet to an iron pin set;

Thence North 45 deg. 56’ 25” West continuing along the Northeasterly right-of-way of Salt Springs Road, 21.86 feet to the place of beginning and containing within said bounds 1.759

2

acres of land as surveyed and described by Lynn, Kittinger & Noble, Inc., Professional Surveyors, October 1991, by Carroll L. Herrmann, P.S. Ohio No. 5663.

And known as being a part of that land conveyed by a J. A. Cardwell doing business as Cardwell properties to Petro Inc. as recorded in Official Record 536 at Page 176, Parcel 3.

V/L Salt Springs Road

Girard, Ohio 44420

PPN: 22-081517

PARCEL 3:

Situated in the Township of Weathersfield, County of Trumbull, State of Ohio and known as being a part of Section 1 in the original survey of said township and is further bounded and described as follows:

Beginning at an iron pin found in the Southwesterly line of Salt Springs Road, at its intersection with the Southeasterly line of lands conveyed to G. & P. Kordic recorded in Volume 941 at Page 233 of the Trumbull County Records of Deeds;

Thence along the Southwesterly right-of-way line of Salt Springs Road the following courses: South 40 deg. 50’ 55” East, 299.00 feet to an iron pin set;

Thence South 38 deg. 44’ 50” East, 147.31 feet to an iron pin set;

Thence South 1 deg. 11’ 43” West, 220.62 feet to an iron pin set;

Thence South 88 deg. 48’ 17” East, 80.00 feet to an iron pin set;

Thence North 1 deg. 11’ 43” East, 57.78 feet to an iron pin set;

Thence North 46 deg. 55’ 35” East, 58.86 feet to an iron pin set;

Thence South 43 deg. 04’ 26” East, 450.00 feet to an iron pin set;

Thence South 33 deg. 23’ East, 104.44 feet to an iron pin set;

Thence South 9 deg. 36’ 38” West, 74.57 feet to an iron pin set in the centerline of the “Old” Salt Springs Road;

Thence North 80 deg. 50’ 55” West along the centerline of the “Old” Salt Springs Road, 114.03 feet to an iron pin found;

Thence South 83 deg. 31’ 15” West continuing along the centerline of “Old” Salt Springs Road, 216.68 feet to an iron pin found at an angle in said centerline of “Old” Slat Springs Road, said iron pin also being in the North line of lands conveyed to Ruth Anthony as recorded in Volume 776 at Page 30 of the Trumbull County Records of Deeds;

Thence South 78 deg. 06’ 50” West along the North line of lands conveyed to Anthony and the North line of lands conveyed to J. Boles as recorded in Volume 1070 at Page 977 of the

3

Trumbull County Records of Deeds, 701.83 feet to an iron pin found at the Southeast corner of lands conveyed to Standard Oil Company as recorded in Volume 954 at Page 231 of the Trumbull County Records of Deeds;

Thence North 0 deg. 37’ 30” West along the East line of lands conveyed to Standard Oil Co., 829.33 feet to an iron pin found at the Southerly point of land conveyed to G. & P. Kordic as aforesaid;

Thence North 43 deg. 41’ 25” East along the Southeasterly line of Kordic’s land, 382.22 feet to the place of beginning and containing within said bounds 14.860 acres of land as surveyed and described by Lynn, Kittinger & Noble, Inc. Professional Surveyors, October 1991, by Carroll L. Herrmann, P.S. Ohio No. 5663.

And known as being all of that land conveyed by J. A. Cardwell dba Cardwell Properties to Petro Inc. as recorded in Official Record 536 at Page 176, Parcel 5, of the Trumbull County Official Records.

V/L Salt Springs Road

Girard, Ohio 44420

PPN: 22-081518

PARCEL 4:

Situated in the Township of Weathersfield and the Township of Liberty now being a part of the City of Girard, County of Trumbull, State of Ohio and known as being a part of Section 1 in the Weathersfield Township and a part of Section 1 in Liberty Township now a part of the City of Girard, and is further bounded and described as follows:

Beginning at an iron pin found in the Northeasterly right-of-way line of Salt Springs Road, at the West corner of lands conveyed to James B. and Paul B. Johnson as recorded in Volume 729 at Page 69 of the Trumbull County Records of Deeds;

Thence North 34 deg. 12’ 55” West along the Northeasterly right-of-way line of Salt Springs Road, 80.92 feet to an iron pin set;

Thence North 50 deg. 57’ 25” West continuing along the Northeasterly right-of-way line of Salt Springs Road 328.10 feet to an iron pin set;

Thence North 47 deg. 15’ 35” West continuing along the Northeasterly right-of-way line of Salt Springs Road, 347.31 feet to an iron pin set;

Thence North 44 deg. 04’ 50” West continuing along the Northeasterly right-of-way line of Salt Springs Road, 126.80 feet to an iron pin set at the Southerly corner of lands conveyed to JAJCO Inc. as recorded in Official Record 536 at Page 182 of the Trumbull County Official Records;

Thence North 45 deg. 55’ 10” East along the Southeasterly line of lands conveyed to JAJCO Inc. as aforesaid, 503.26 feet to an iron pin set;

4

Thence North 1 deg. 06’ 15” West along the East line of lands conveyed to JAJCO Inc. land as aforesaid, 1,131.40 feet to an iron pin found in the South line of lands conveyed to Mary M. Tatum as recorded in Official Record 88 at Page 162 and Nancy J. Hadley and Edward L. Jones, Jr. as recorded in Official Record 481 at Page 758 of the Trumbull County Official Records;

Thence North 88 deg. 53’ 45” East along the South line of Tatum, Hadley and Jones land as aforesaid, 590.16 feet to an iron pin set in the East line of Weathersfield Township which is also the West line of the Corporation Limits of the City of Girard and also being the West line of lands conveyed to Richard T. Davis, and John P. Davis and Emma Jane Wiand as recorded in Volume 817 at Page 297 of the Trumbull County Records of Deeds;

Thence South 0 deg. 40’ 15” East, along the Township Line of which is also the Corporation line for the City of Girard, 336.00 feet to a stone monument found at the Southwest corner of lands conveyed to Davis and Wiand as aforesaid;

Thence North 88 deg. 22’ 53” East along the South line of lands conveyed to Davis and Wiand as aforesaid, 1,435.62 feet to an iron pin set in the North line of the now abandoned Tod and Morris Coal Railroad;

Thence Southwesterly along the Northerly line of the abandoned Tod and Morris Coal Railroad the following courses:

South 17 deg. 20’ 50” West, 86.82 feet to an iron pin set;

Thence South 30 deg. 54’ 30” West, 140.42 feet to an iron pin set;

Thence South 35 deg. 35’ 55” West, 185.85 feet to an iron pin set;

Thence South 44 deg. 50’ 20” West, 78.45 feet to an iron pin set;

Thence South 56 deg. 35’ 45” West, 196.54 feet to an iron pin set;

Thence South 61 deg. 44’ 20” West, 94.71 feet to an iron pin set;

Thence South 81 deg. 54’ 15” West, 190.28 feet to an iron pin set;

Thence South 73 deg. 35’ West, 82.16 feet to an iron pin set;

Thence South 46 deg. 04’ 15” West, 76.65 feet to an iron pin set;

Thence South 32 deg. 03’ 20” West, 65.82 feet to an iron pin set;

Thence South 20 deg. 43’ 15” West, 167.08 feet to an iron pin set;

Thence South 27 deg. 42’ 35” West, 34.35 feet to an iron pin set;

Thence South 39 deg. 23’ 40” West, 41.60 feet to an iron pin set;

Thence South 53 deg. 41’ 15” West, 48.40 feet to an iron pin set;

5

Thence South 67 deg. 45’ 10” West, 28.03 feet to an iron pin set;

Thence South 74 deg. 43’ 45” West, 66.68 feet to an iron pin set;

Thence South 86 deg. 46’ 10” West, 127.84 feet to an iron pin set;

Thence South 85 deg. 54’ West, 55.64 feet to an iron pin set;

Thence South 79 deg. 45’ 55” West, 78.48 feet to an iron pin set;

Thence South 66 deg. 16’ 45” West, 71.80 feet to an iron pin set in the East line of Weathersfield Township;

Thence South 0 deg. 40’ 15” East along the East line of Weathersfield Township 21.73 feet to an iron pin found at the Northwest corner of lands conveyed to Loreto Sebastiani as recorded in Official Record 196 at Page 983, Parcel 1, of the Trumbull County Official Records;

Thence South 1 deg. 58’ 30” East along the West line of Sebastiani’s land which is also the East line of Weathersfield Township, 204.84 feet to an iron pin found at the North corner of lands conveyed to James B. and Paul B. Johnson as aforesaid;

Thence South 30 deg. 46’ 15” West, along the Northwest line of Johnson’s land as aforesaid, 604.46 feet to the place of beginning and containing within said bounds 49.388 acres of land excepting from the above described parcel of land 0.518 acre of land owned by Ohio Edison Co., description recorded in Volume 277 at Page 628 of the Trumbull County Records of Deeds.

The above described parcel of land contains a total of 48.870 acres of land of which 27.762 acres of land is contained within Weathersfield Township and 21.108 acres of land is contained within the City of Girard as surveyed and described by Lynn, Kittinger & Noble, Inc., Professional Surveyors, October 1991 by Carroll L. Herrmann, P.S. Ohio No. 5663.

And known as being a part of that land conveyed by J. A. Cardwell doing business as Cardwell Properties to Petro Inc., as recorded in Official Record 536 at Page 176, Parcel 3 and all of that land conveyed by J.A. Cardwell doing business as Cardwell Properties to Petro Inc., as recorded in Official Record 536 at Page 176, Parcel 4 of the Trumbull County Official Records.

5415 Salt Springs Road

Girard, Ohio 44420

PPN: 22-026600 (as to 27.76 acres)

V/L Morgan Girard Road

Girard, Ohio 44420

PPN: 14-205100 (as to 21.11 acres)

6

PARCEL 5:

Situated in the Township of Weathersfield, County of Trumbull State of Ohio and known as being part of Section 1 in the original Survey of said Township and is further bounded and described as follows:

Beginning at a point on the Southerly limited access line of interstate Route 80, Ramp “D” at its intersection with the Easterly limited access line of Salt Springs Road, as conveyed to the State of Ohio and recorded in Official Record 143 at Page 266 of the Trumbull County Official Records;

Thence South 47 deg. 24’ 50” East, along the Easterly limited access line of Salt Springs Road, 105.00 feet to a point;

Thence South 42 deg. 35’ 10” West, along the Southerly limited access line of Salt Springs Road, 8.15 feet to an iron pin found;

Thence South 45 deg. 55’ 13” East along the Easterly right-of-way line of Salt Springs Road, 20.47 feet to a point which is the true place of beginning of the herein described parcel of land;

Thence North 43 deg. 53’ 20” East, 336.96 feet to a point;

Thence South 46 deg. 06’ 40” East, 208.00 feet to a point;

Thence North 43 deg. 53’ 20” East, 65.04 feet to a point;

Thence North 1 deg. 06’ 15” West, 200.90 feet to a point;

Thence North 88 deg. 53’ 45” East, 130.00 feet to a point;

Thence North 1 deg. 06’ 15” West, 59.00 feet to a point in the South line of lands conveyed to Mary M. Tatum as recorded in Official Record 88 at Page 162 and Nancy J. Hadley and Edward L. Jones, Jr. as recorded in Official Record 481 at Page 758 of the Trumbull County Official Records;

Thence, North 88 deg. 53’ 45” East, along the South line of Tatum, Hadley and Jones’ land, 887.50 feet to an iron pin;

Thence South 1 deg. 06’ 15” East, 1,131.40 feet to a point;

Thence South 45 deg. 55’ 10” West, 503.26 feet to a point in the Easterly right-of-way line of Salt Springs Road;

Thence North 44 deg. 04’ 50” West, along the Easterly right-of-way line of Salt Springs Road, 707.31 feet to a point;

Thence North 46 deg. 00’ 10” East, 298.00 feet to a point;

Thence North 0 deg. 25’ 55” East, 52.65 feet to a point;

Thence North 46 deg. 06’ 40” West, 192.00 feet to a point;

7

Thence South 43 deg. 53’ 20” West, 357.70 feet to a point in the Easterly right-of-way of Salt Springs Road;

Thence North 45 deg. 56’ 25” West, along the Easterly right-of-way of Salt Springs Road, 63.14 feet to an iron pin;

Thence South 1 deg. 11’ 00” East, along the right-of-way of Salt Springs Road, 10.66 feet to a point;

Thence North 45 deg. 55’ 13” West, along the Easterly right-of-way of Salt Springs Road, 546.22 feet to the place of beginning;

Containing within said bounds 29.409 acres of land as surveyed and described by Lynn, Kittinger & Noble, Inc., Professional Surveyors, by Carroll L. Herrmann, P.S. Ohio No. 5663, February 1990.

5415 Salt Springs Road

Girard, Ohio 44420

PPN: 22-081512

8

N. Baltimore, OH (#25)
12906 Deshler Road
N. Baltimore, OH 45872

Exhibit A-25

Legal Description

Situated in the Township of Bloom, County of Wood and State of Ohio:

And more particularly described as follows:

And being a part of the west half (1/2) of the northwest quarter (1/4) and part of the west half (1/2) of the southwest quarter (1/4) of Section thirty-one (31), Town three (3) North, Range eleven (11) East, a tract of land bounded and described as follows:

Beginning at the point of the intersection of the centerline of State Highway No. 18 with the west line of said Section thirty-one (31), said point lying one thousand seven hundred seventy-one and seventy-two hundredths (1,771.72) feet north of the southwest corner of said Section thirty-one (31);

Thence from the above described point of the beginning and along the west line of said Section thirty-one (31), north zero (00) degrees twenty-five (25) minutes twenty-nine (29) seconds east, a distance of two thousand ninety-four and sixty-two hundredths (2,094.62) feet to the intersection of said Section line with the south right of way line of the Baltimore and Ohio Railroad and lying fifty and zero hundredths (50.00) feet south of the centerline of the main tracks thereof;

Thence with the south right of way line of said railroad, south eighty-one (81) degrees thirty-seven (37) minutes nineteen (19) seconds east, a distance of one thousand one hundred forty-three and forty-six hundredths (1,143.46) feet to an iron stake in the west right of way line of the Toledo and Ohio Central Railroad and passing and iron stake set at one hundred forty-nine and twenty-six hundredths (149.26) feet in the east limited access right of way of Interstate Highway No. 75;

Thence with the west right of way of the Toledo and Ohio Central Railroad, south one (01) degree twenty-nine (29) minutes nineteen (19) seconds east, a distance of sixteen and fifty hundredths (16.50) feet to an iron stake;

Thence north eighty-one (81) degrees thirty-seven (37) minutes nineteen (19) seconds west, a distance of sixty-six and zero hundredths (66.00) feet to an iron stake;

Thence south one (01) degree twenty-nine (29) minutes nineteen (19) seconds east, a distance of one hundred sixty-five and zero hundredths (165.00) feet to an iron stake;

Thence south eighty-one (81) degrees thirty-seven (37) minutes nineteen (19) seconds east, a distance of sixty-six and zero hundredths (66.00) feet to an iron stake in the west right of way of the Toledo and Ohio Central Railroad;

Thence with said right of way line, south one (01) degree twenty-nine (29) minutes nineteen (19) seconds east, a distance of eight hundred sixty-one and ten hundredths (861.10) feet to the P.C. of a curve;

Thence continuing with said right of way and along a curve to the right with a central angle of two (02) degrees three (03) minutes nineteen (19) seconds and a radius of eleven thousand two hundred ninety and fifty-one hundredths (11,290.51) feet, a distance of four hundred five and zero hundredths (405.00) feet to the P.T. of said curve, the chord of said curve bearing south zero (00) degrees twenty-seven (27) minutes thirty-nine (39) seconds east, a distance of four hundred and ninety-eight hundredths (404.98) feet;

Thence continuing with said right of way line, south zero (00) degrees thirty-four (34) minutes west, a distance of four hundred seventy-eight an twenty-five hundredths (478.25) feet to the centerline of State Highway Route No. 18 and passing an iron stake set thirty and eleven hundredths (30.11) feet therefrom;

Thence with the centerline of said highway, south eighty-five (85) degrees nineteen (19) minutes fifty-six (56) seconds west, a distance of one hundred fifty-six and twenty-one hundredths (156.21) feet to the P.C. of a curve;

Thence with said centerline being a curve to the right with a central angle of six (06) degrees forty-one (41) minutes forty-five (45) seconds and a radius of three thousand eight hundred nineteen and seventy-two hundredths (3,819.72) feet, a distance of four hundred forty-six and thirty-nine hundredths (446.39) feet, the chord of said curve bearing south eighty-eight (88) degrees forty (40) minutes forty-eight (48) seconds west, a distance of four hundred forty-six and twelve hundredths (446.12) feet;

Thence continuing with said centerline, north eighty-seven (87) degrees fifty-eight (58) minutes nineteen (19) seconds west, a distance of five hundred fifty-four and fifty-five hundredths (554. 55) feet to the point of beginning.

Subject to all legal highways.

1

LESS AND EXCEPT THE FOLLOWING PARCELS DESIGNATED AS A), B) AND C):

A)  A parcel of land being a part of the southwest quarter (1/4) of Section thirty-one (31), Township three (3) North, Range eleven (11) East, Bloom Township, Wood County, Ohio, and being more particularly described as follows:

Commencing at the point of intersection of the centerline of State Route 18 with the west line of Section thirty-one (31), said point being one thousand seven hundred seventy-one and seventy-two hundredths (1,771.72) feet north of the southwest corner of Section thirty-one (31);

Thence south eighty-seven (87) degrees fifty-eight (58) minutes nineteen (19) seconds east, on the centerline of State Route 18, a distance of five hundred seventy-one and five hundredths (571.05) feet to a point;

Thence easterly, continuing on the centerline of State Route 18, along a curve to the left, said curve having a radius of three thousand eight hundred nineteen and seventy-two hundredths (3,819.72) feet, a central angle of five (05) degrees twenty-six (26) minutes six (06) seconds, an arc length of three hundred sixty-two and thirty-three hundredths (362,33) feet, a chord bearing of north eighty-nine (89) degrees eighteen (18) minutes thirty-eight (38) seconds east and a chord length of three hundred sixty-two and twenty hundredths (362.20) feet to a point, said point being the true point of beginning of the parcel herein described;

Thence north zero (00) degrees thirty-eight (38) minutes eight (08) seconds east, a distance of fifty-nine and forty-two hundredths (59.42) feet to an iron pin on the northerly right of way line of State Route 18;

Thence continuing north zero (00) degrees thirty-eight (38) minutes eight (08) seconds east, a distance of four hundred four and eighty-eight hundredths (404.88) feet to an iron pin;

Thence north zero (00) degrees thirty-four (34) minutes eight (08) seconds west, a distance of thirty-five and twelve hundredths (35.12) feet to an iron pin;

Thence south eighty-seven (87) degrees twenty-six (26) minutes fifty-three (53) seconds east, a distance of two hundred thirty-nine and sixty-two hundredths (239.62) feet to an iron pin on the westerly right of way line of the Toledo and Ohio Central Railroad;

Thence south zero (00) degrees thirty-four (34) minutes zero (00) seconds west, on a line being fifty and zero hundredths (50.00) feet westerly of, as measured perpendicular to and parallel with the centerline of the westerly right of way line of the Toledo and Ohio Central Railroad, a distance of four hundred forty and zero hundredths (440.00) feet to an iron pin on the northerly right of way line of State Route 18;

Thence continuing south zero (00) degrees thirty-four (34) minutes zero (00) seconds west on the westerly right of way line of the Toledo and Ohio Central Railroad, a distance of thirty and eleven hundredths (30.11) feet to a point on the centerline of State Route 18;

Thence south eighty-five (85) degrees nineteen (19) minutes fifty-six (56) seconds west, on the centerline of State Route 18, a distance of one hundred fifty-six and twenty-one hundredths (156.21) feet to a point, said point being Station 25+ 00.93 of the centerline stationing of State Route 18, as established by the Ohio Department of Transportation;

Thence southwesterly, continuing on the centerline of State Route 18 and on a curve to the right, said curve having a radius of three thousand eight hundred nineteen and seventy-two hundredths (3,819.72) feet, a central angle of one (01) degree fifteen (15) minutes thirty-nine (39) seconds, an arc length of eighty-four and six hundredths (84.06) feet, a chord bearing of south eighty-five (85) degrees fifty-seven (57) minutes forty-six (46) seconds west, and a chord length of eighty-four and five  hundredths (84.05) feet, to the true point of beginning of the parcel herein described, containing two and six hundred sixty-two thousandths (2.662) acres of land, more or less, as surveyed by Robert B. Emsberger, Registered Land Surveyor #5520, on October 18, 1988.

B)  All that part of the southwest quarter (1/4) of Section thirty-one (31), Town three (3) North, Range eleven (11) East, Bloom Township, Wood County, Ohio, bounded and described as follows, with the stationing referred to herein being part of a centerline survey plat made in 1999 -  2000 for the Ohio Department of Transportation titled “HAN/WOO-76-24.02/0.00” and all stationing used herein unless otherwise noted is referenced to the centerline of survey of State Route 18;

Commencing at a railroad spike found marking the southwest corner of said Section thirty-one (31), and being one hundred eight and eighteen hundredths (108.18) feet right of Station 0 + 12.84 (centerline of survey Interstate 76);

2

Thence on the west line of the southwest quarter of (1/4) of said Section thirty-one (31) on a bearing of north zero (00) degrees twenty-six (26) minutes thirty-six (36) seconds east, one thousand seven hundred eighty-six and eight hundredths (1,786.08) feet, to the centerline of State Route 18, and the Grantor’s southwest property corner, being fifteen and forty-nine hundredths (15.49) feet left of Station 17 + 88.21, (centerline of survey Interstate 75);

Thence on the centerline of State Route 18 the following two courses:

1) South eighty-seven (87) degrees fifty-six (56) minutes thirty-eight (38) seconds east, five hundred sixty-nine and eighty-four hundredths (569.84) feet to a point being Station 20 + 54.54;

2) On a curve to the left having a central angle of one (01) degree three (03) minutes twenty-five (25) seconds, a radius of three thousand eight hundred nineteen and seventy-two hundredths (3,819.72) feet, an arc of seventy and forty-six hundredths (70.46) feet, and a chord bearing south eighty-eight (88) degrees twenty-eight (28) minutes twenty (20) seconds east, seventy and forty-six hundredths (70.46) feet, to the point of beginning; being Station 21 + 25.00;

Thence north zero (00) degrees fifty-nine (59) minutes fifty-seven (57) seconds east, eighty-two and seventy-five hundredths (82.75) feet to a capped iron pin set on the existing right of way for State Route 18, being eighty-two and seventy-five hundredths (82.75) feet left of Station 21 + 25.00;

Thence on said existing right of way on a bearing of south eighty-six (86) degrees thirty-six (36) minutes sixteen (16) seconds east, one hundred eighty-six and fifty-nine hundredths (186.59) feet, to a capped iron pin set on the proposed right of way for State Route 18, being seventy and thirty-one hundredths (70.31) feet left of Station 23 + 15.00;

Thence, on the proposed right of way following two courses:

1) North one (01) degree fifty-one (51) minutes three (03) seconds west, fourteen and sixty-nine hundredths (14.69) feet to a capped iron pin set, being eighty-five and zero hundredths (85.00) feet left of Station 23 + 15.00;

2) North eighty-seven (87) degrees twenty (20) minutes twenty-one (21) seconds east one hundred five and sixty-one hundredths (105.61) feet, to a iron pin set on the Grantor’s easterly property line, being eighty-five and zero hundredths (85.00) feet left of Station 24 + 23.01;

Thence on said property line on a bearing of south zero (00) degrees thirty-nine (39) minutes forty-nine (49) seconds west eighty-five and twenty-two hundredths (85.22) feet, to the Grantor’s southeast property corner, being on the centerline of State Route 18, and also being Station 24 + 18.87;

Thence on the said centerline on a curve to the right having a central angle of four (04) degrees twenty-two (22) minutes forty-one (41) seconds, a radius of three thousand eight hundred nineteen and seventy-two hundredths (3,819.72) feet, an arc of two hundred ninety-one and eighty-seven hundredths (291.87) feet, and a chord bearing south eighty-eight (88) degrees forty-eight minutes thirty-seven (37) seconds west, two hundred ninety-one and eighty hundredths (291.80) feet to the point of beginning.

Containing five hundred thirty-seven thousandths (.537) acres, more or less of which two hundred ninety-nine thousandths (.299) acres lies in Parcel A02-311-310000012000 and two hundred thirty-eight thousandths (.238) acres lies in Parcel A02-311-310000011000, the present right of way contains four hundred eighty-eight thousandths (.488) for a net take of forty-nine thousandths (.049) acres.

This legal description was prepared by Duane C. Homan, Professional Surveyor No. 7482, Mannik and Smith, Inc., from instruments of record and from a survey shown on the centerline of survey plat entitled “HAN/WOO-75-24.02/0.00”, and subject to all legal highways.

C)  All that part of the southwest quarter (1/4) of Section thirty-one (31), Town three (3) North, Range eleven (11) East, Bloom Township, Wood County, Ohio, bounded and described as follows, with the stationing referred to herein being part of a centerline survey plat made in 1999-2000 for the Ohio Department of Transportation titled “HAN/WOO-75-24.02/0.00” and all stationing used herein unless otherwise noted is referenced to the centerline of survey of Interstate 75;

Commencing at a railroad spike found marking the southwest corner of said Section thirty-one (31), and being one hundred eight and eighteen hundredths (108.18) feet right of Station 0 + 12.84;

Thence on the west line of the southwest quarter (1/4) of said Section thirty-one (31) on a bearing of north zero (00) degrees twenty-six (26) minutes thirty-six (36) seconds east, one thousand seven hundred eighty-six and eight hundredths (1,786.08) feet, to the centerline of State Route 18, and the point of beginning, being the

3

Grantor’s southwest property corner, being fifteen and forty-nine hundredths (15.49) feet left of Station 17 + 89.21;

Thence continuing on the west line of the southwest quarter (1/4) of said Section thirty-one (31), north zero (00) degrees twenty-six (26) minutes thirty-six (36) seconds east, two thousand ninety-four and thirteen hundredths (2,094.13) feet, to the Grantor’s northwest property corner, on the right of way for CSX Transportation, Inc., formerly B. and O. Railroad Co., and being fifteen and fifty-one hundredths (15.51) feet right of Station 38 + 83.29;

Thence on the Grantor’s northerly property line also being the right of way for CSX Transportation, Inc., on a bearing of south eighty-one (81) degrees thirty-eight (38) minutes thirty-six (36) seconds east, one hundred forty-seven and twenty-five hundredths (147.25) feet, to a capped iron pin set on the existing limited access right of way for Interstate 75, and being one hundred sixty and eighty-nine hundredths (160.89) feet right of Station 38 + 59.87);

Thence on the said existing limited access right of way the following three courses:

1) South zero (00) degrees forty-eight (48) minutes twenty-six (26) seconds east, five hundred ten and thirty-nine hundredths (510.39) feet, to a capped iron pin set, being one hundred sixty-one and zero hundredths (161.00) feet right of Station 33 + 49.48;

2) South zero (00) degrees fifty (50) minutes four (04) seconds west, five hundred sixty-two and seventy-four hundredths (562.74) feet, to a capped iron pin set, being one hundred forty-five and zero hundredths (145.00) feet right of Station 27 + 86.97;

3) South two (02) degrees three (03) minutes twenty (20) seconds east, two hundred sixty and ninety-one hundredths (260.91) feet, to a capped iron pin set on the proposed limited access right of way for interstate 75, and being one hundred fifty-one and ninety-two hundredths (151.92) feet right of Station 25 + 27.48;

Thence on the said proposed limited access right of way the following six courses:

1) On a curve to the left having a central angle of sixteen (16) degrees thirty-nine (39) minutes twenty (20) seconds, a radius of eight hundred twenty-six and forty-seven hundredths (826.47) feet, an arc of two hundred forty and twenty-five hundredths (240.25) feet, and a chord bearing south twenty (20) degrees seventeen (17) minutes thirty-nine (39) seconds east, two hundred thirty-nine and forty-one hundredths (239.41) feet to a capped iron pin set, being two hundred thirty-four and seventy-six hundredths (234.76) feet right of Station 23 + 04.38;

2) South twenty-eight (28) degrees thirty-seven (37) minutes nineteen (19) seconds east, one hundred fifty-six and fourteen hundredths (156.14) feet, to a capped iron pin set, being three hundred ten and twenty-five hundredths (310.25) feet right of Station 21 + 68.64;

3) South nineteen (19) degrees twenty-one (21) minutes three (03) seconds east, sixty-two and seven hundredths (62.07) feet, to a capped iron pin set, being three hundred thirty-one and eighteen hundredths (331.18) feet right of Station 21 + 10.10;

4) South seventeen (17) degrees twelve (12) minutes thirteen (13) seconds east, one hundred forty and eighty hundredths (140.80) feet, to a capped iron pin set, being three hundred seventy-three and sixty-six hundredths (373.66) feet right of Station 19 + 75.86;

5) South twenty-three (23) degrees twenty-two (22) minutes thirty-nine (39) seconds east, one hundred five and ninety-eight hundredths (105.98) feet, to a capped iron pin set, being four hundred sixteen and thirty-one hundredths (416.31) feet right of Station 18 + 75.84;

6) South seventy-six (76) degrees thirty-two (32) minutes forty-seven (47) seconds east, eighty-eight and nine hundredths (88.09) feet, to a capped iron pin set on the existing right of way for State Route 18, being eighty-five and zero hundredths (85.00) feet left of Station 20 + 00.00 (State Route 18 stationing);

Thence on the said existing right of way the following two courses:

1) South eighty-seven (87) degrees fifty-six (56) minutes thirty-eight (38) seconds east, fifty-four and fifty-four hundredths (54.54) feet, to a capped iron pin set, being eighty-five and zero hundredths (85.00) feet left of Station 20 + 54.54 (State Route 18 stationing);

2) South eighty-six (86) degrees thirty-six (36) minutes sixteen (16) seconds east, sixty-eight and ninety-five hundredths (68.95) feet left of Station 21 + 25.00 (State Route 18 stationing);

Thence south zero (00) degrees fifty-nine (59) minutes fifty-seven (57) seconds west, eighty-two and seventy-five hundredths (82.75) feet, to the centerline of State Route 18, being Station 21 + 25.00 (State Route 18 stationing);

Thence on the centerline of State Route 18 the following two courses:

1) On a curve to the right having a central angle of one (01) degree three (03) minutes twenty-five (25) seconds, a radius of three thousand eight hundred nineteen and seventy-two hundredths (3,819.72) feet, an arc of

4

seventy and forth-six hundredths (70.46) feet, and a chord bearing north eighty-eight (88) degrees twenty-eight (28) minutes twenty (20) seconds west, seventy and forty-six hundredths (70.46) feet, to a point being Station 20 + 54.54 (State Route 18 stationing);

2) North eighty-seven (87) degrees fifty-six (56) minutes thirty-eight (38) seconds west, five hundred sixty-nine and eighty four hundredths (569.84) feet to the point of beginning.

Containing ten and five hundred sixty-six thousandths (10.566) acres more or less of which five and nine hundred ninety-six thousandths (5.996) acres lies in Parcel No. A02-311-310000012000 and four and five hundred seventy thousandths (4.570) acres lies in Parcel A02-311-310000911000, the present right of way contains nine and eight hundred ninety-three thousandths (9.893) acres for a net take of six hundred seventy-three thousandths (.673) acres.

The legal description was prepared by Duane C. Homan, Professional Surveyor No. 7432, Mannik and Smith, Inc., from instruments of record and form a survey shown on the centerline of survey plat titled “HAN/WOO-75-24.02/0.00”, and subject to all legal highways.

5

New Paris, OH (#57)
9787 US Route 40 West
New Paris, OH 45347

Exhibit A-26

Legal Description

SITUATED IN THE SOUTHWEST AND NORTHWEST QUARTERS OF FRACTIONAL SECTION 31, TOWNSHIP 9 NORTH, RANGE 1 EAST, JEFFERSON TOWNSHIP, PREBLE COUNTY, OHIO AND BEING PART OF A 32.590 ACRE TRACT AS DESCRIBED IN DEED RECORD BOOK 386, PAGE 245, IN THE PREBLE COUNTY RECORDER’S OFFICE, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT AN IRON ROD FOUND AT THE NORTHWEST CORNER OF SAID SOUTHWEST QUARTER;

THENCE SOUTH 00 DEG. 31’ 45” WEST (BEARINGS BASED UPON THE WEST LINE OF SAID QUARTER TO BE SOUTH 00 DEG. 31’ 45” WEST PER A SURVEY PERFORMED BY BEALS SURVEYING CORPORATION DATED 3 AUGUST 1995) 529.31 FEET ALONG SAID WEST LINE, TO A POINT ON THE NORTH RIGHT OF WAY OF UNITED STATES HIGHWAY NO. 40;

THENCE SOUTH 58 DEG. 09’ 52” EAST 195.05 FEET ALONG SAID RIGHT OF WAY, TO A POINT;

THENCE NORTH 82 DEG. 59’ 10” EAST 289.73 FEET ALONG SAID RIGHT OF WAY, TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED, WITNESS AN IRON ROD FOUND SOUTH 03 DEG. 50’ 17” WEST 7.32 FEET;

THENCE NORTH 00 DEG. 25’ 43” EAST 353.47 FEET ALONG THE EAST LINE OF A 1.223 ACRE TRACT AS DESCRIBED IN DEED RECORD BOOK 201, PAGE 2678 AND THE EXTENSION THEREOF, TO AN IRON ROD FOUND;

THENCE NORTH 89 DEG. 34’ 15” WEST 175.03 FEET ALONG THE NORTH LINE OF SAID TRACT, TO AN IRON ROD FOUND;

THENCE NORTH 00 DEG. 25’ 45” EAST 649.48 FEET ALONG A WEST LINE OF SAID 32.590 ACRE TRACT, TO AN IRON ROD FOUND;

THENCE SOUTH 89 DEG. 47’ 25” EAST 175.03 FEET ALONG A NORTH LINE OF SAID TRACT, TO AN IRON ROD SET;

THENCE NORTH 00 DEG. 08’ 11” EAST 354.76 FEET ALONG A WEST LINE OF SAID TRACT, TO A POINT;

THENCE SOUTH 88 DEG. 07’ 50” EAST 1015.25 FEET ALONG A NORTH LINE OF SAID TRACT, ALSO BEING A SOUTH LINE OF A 12.259 ACRE TRACT AS DESCRIBED IN DEED RECORD BOOK 63, PAGE 295, TO AN IRON ROD FOUND;

THENCE SOUTH 05 DEG. 38’ 25” WEST 1236.23 FEET ALONG THE WEST LINE OF SAID 12.259 ACRE TRACT, TO A POINT ON SAID NORTH RIGHT OF WAY, WITNESS AN

1

IRON ROD FOUND  SOUTH 05 DEG. 31’ 58” WEST 19.36 FEET;

THENCE SOUTH 83 DEG. 52’ 03” WEST 303.02 FEET ALONG SAID RIGHT OF WAY, TO A POINT;

THENCE SOUTH 84 DEG. 35’ 01” WEST 400.03 FEET ALONG SAID RIGHT OF WAY, TO A POINT;

THENCE SOUTH 82 DEG. 59’ 10” WEST 203.56 FEET, TO THE POINT OF BEGINNING, CONTAINING 30.994 ACRES, MORE OR LESS, AS SHOWN IN DRAWING NO. E-348 DATED 17 FEBRUARY 2005.

G22-913110000004-001

2

Toledo (Perrysburg) OH #17

26416 West Service Road

Toledo, OH 43551

Exhibit A

PARCEL 1:

Situated in the Township of Lake, County of Wood and State of Ohio:

And known as being a parcel of land situated in part of the South three quarters of the Northeast quarter of Section 27, Town 7 North, of Range 12 East, and being a part of an original 105 acre tract as conveyed to Robert W. and Pearl M. Bahnsen by deed recorded in Volume 525, Page 150, Wood County Records an being bounded on the West by the East R/W of I-280, and on the North by lands conveyed to Family & Associates by an instrument recorded in Volume 569 of Deeds, Page 25, Wood County Records and on the South by the North right-of-way line of a connector road and on the East by the West R/W of the East Service Road, more particularly describe as follows:

Commencing, for reference, at a found 1/2 inch iron pin at the Southeast corner of the Northeast quarter of Section 27;

Thence North 89 deg. 41’ 19” West, 1,616.86 feet on and along the South line of said Northeast quarter to a point, the intersection of said South line and the Westerly R/W line of the East Service Road, said point, referenced by an iron pin set at 25.00 feet North 00 deg. 04’ 46” West, and the principal point of beginning of the tract herein to be described;

Thence continuing North 89 deg. 41’ 19” West, 515.60 feet on and along said South line to a point at the intersection of said South line and the Easterly right-of-way line of I-280, said point referenced by an iron pin set at 25.00 feet North 00 deg. 18’ 41” East;

Thence Northerly on and along said Easterly R/W line the following six courses:

1.    North 00 deg. 18’ 41” East, 110.00 feet to a set iron pin;

2.    North 21 deg. 37’ 12” West, 574.01 feet to a set iron pin;

3.    North 07 deg. 00’ 17” West, 359.03 feet to a set iron pin;

4.    North 03 deg. 16’ 04” East, 550.57 feet to a set iron pin;

5.    North 84 deg. 07’ 47” West, 14.53 feet to a set iron pin;

6.    North 05 deg. 19’ 03” East, 476.86 feet to a set iron pin at the intersection of said Easterly R/W line of I-280 and the North line of the South three quarters of the Northeast quarter of Section 27 and the North line of lands of the grantor;

Thence South 89 deg. 38’ 47” East, 706.52 feet on and along said North line to an iron pin set at the intersection of said North line and the West R/W of the East Service Road;

Thence South 00 deg. 04’ 46” East, 1,999.38 feet on and along said West line to the point of beginning enclosing an area of 32.173 acres of land, more or less.

Subject to all legal highways.

1

Parcel 2:

Situated in the Township of Lake, County of Wood and State of Ohio:

And known as being a parcel of land situated in part of the East half of the Southwest quarter of Section 27, Town 7 North, Range 12 East, being more particularly described as follows:

Commencing, for reference, at a found monument box w/iron pin at the Southeast corner of the East half of the Southwest quarter of Section 27;

Thence North 89 deg. 41’ 20” West, 1,190.02 feet on and along the South line said East half to an iron pin found at the intersection of said South line and the East right-of-way line of the West Service Road;

Thence North 00 deg. 01’ 49” East, 525.80 feet on and along said East r/w line to an iron pin set, being the principal point of beginning of the tract herein to be described;

Thence continuing North 00 deg. 01’ 49” East, 489.32 feet on and along said East r/w line to an iron pin found at the Southwest corner of a 30.00 acre tract of land as conveyed to J. A. Cardwell by an instrument recorded in Volume 620, Page 744, Wood County Deed Records;

Thence South 89 deg. 58’ 11” East, 1,020.33 feet on and along the South line of said 30.00 acre tract of land to a found iron pin on the Westerly right-of-way line for Interstate 280;

Thence South 00 deg. 46’ 04” East, 489.37 feet on and along said Westerly right-of-way line to a set iron pin;

Thence North 89 deg. 48’ 11” West, 1,027.15 feet parallel to the South line of the aforesaid 30.00 acre tract to the point of beginning enclosing an area of 11.50 acres of land, more or less, subject to all legal highways, easements and restrictions of record.

The bearings referred to herein are based upon an assumed meridian and are used only for the purposes of angular measurement. Iron pins set are 5/8 inch rebar with a plastic cap bearing the company name.

This legal description is based upon a land survey performed during November 1986 and May 1990 by Poggemeyer Design Group, Inc. and was prepared by Robert A. Sanford, Professional Surveyor No. 5424.

PARCEL 3:

Situated in the Township of Lake, County of Wood and State of Ohio:

And known as being in part of the East half of the Southwest quarter of Section 27, Town 7 North, Range 12 East, and being the North 30.00 acres of a tract of land bounded on the West by the East right-of-way of West Service Road and on the North by the South right-of-way of Connector Road and on the East by the West right-of-way of I-280 and on the South by the South line of Section 27 being more particularly described as follows:

2

Commencing, for reference, at a found monument box with iron pin at the Southeast corner of the East half of the Southwest quarter of Section 27;

Thence North 89 deg. 41’ 20” West, 1,190.02 feet on and along the South line of the East half to an iron pin found at the intersection of said South line and the East right-of-way line of the West Service Road;

Thence North 00 deg. 01’ 49” East, 1,015.12 feet on and along said East right-of-way line to an iron pin found, being the principal point of beginning of the tract herein to be described;

Thence continuing North 00 deg. 01’ 49” East, 1,418.53 feet on and along said East right-of-way line to an iron pin found at the intersection of said East right-of-way line and the South right-of-way line of Connector Road, passing through an iron pin found at 30.00 feet;

Thence Easterly and Southerly on and along the said South right-of-way line and the Westerly right-of-way line of I-280 the following six courses:

1.   South 89 deg. 41’ 19” East, 629.51 feet to a found iron pin;

2.   South 42 deg. 50’ 28” East, 109.66 feet to a found iron pin;

3.   South 24 deg. 21’ 10” East, 720.02 feet to a found iron pin;

4.   South 07 deg. 20’ 33” East, 202.24 feet to a found iron pin;

5.   South 01 deg. 11’ 18” West, 400.00 feet to a found iron pin;

6.   South 00 deg. 46’ 04” East, 78.80 feet to a found iron pin;

Thence North 89 deg. 58’ 11” West, 1,020.33 feet to the principal point of beginning enclosing an area of 30.00 acres of land, more or less, subject to all legal highways, easements and restrictions of record.

The bearings referred to herein are based upon an assumed meridian and are used only for the purposes of angular measurement.

This legal description is based upon a land survey performed during April, 1990, by Poggemeyer Design Group, Inc. and was prepared by Robert A. Sanford, Professional Surveyor No. 5424.

3

Oklahoma City, OK (#16)

20 Martin Luther King Blvd.

Oklahoma City, OK 73117

Exhibit A-28

Legal Description

Tract 1

A tract of land lying in the Southwest Quarter of Section 36,Township 12 North, Range 3 West of the Indian Meridian, Oklahoma County, Oklahoma, being a part of Lot 1, Block 1, Petro Stopping Center, an addition to Oklahoma City, Oklahoma, according to the plat recorded In Book 53 of Plats, page 37 and being more particularly described as follows:

Commencing at the Southwest Corner of the Southwest Quarter of Section 36, Township 12 North, Range 3 West of the Indian Meridian;

THENCE North 00°43’14” West along the west line of said Southwest Quarter a distance of 560 feet;

THENCE North 88°49’16” East a distance of 75 feet to a point or place of beginning on the east right of way of Martin Luther King Boulevard, formerly Eastern Avenue;

THENCE North 00°43’14” West along said right of way a distance of 340 feet;

THENCE North 89°16’46” East along said right of way a distance of 25 feet;

THENCE North 00°43’14” West along said right of way a distance of 500 feet;

THENCE South 89°16’46” West along said right of way a distance of 40 feet;

THENCE North 00°43’14” West along said right of way a distance of 90.78 feet to a point on the south right of way of the M.K.&T. Railroad;

THENCE North 85°53’26” East along said right of way a distance of 923.90 feet;

THENCE North 67°24’48” East along said right of way a distance of 430 feet;

THENCE South 00°43’14” East a distance of 170.94 feet;

THENCE South 89°16’46” West a distance of 195.00 feet; —

THENCE South 00°43’14” East a distance of 375.00 feet;

THENCE North 89°16’46” East a distance of 195.00 feet;

1

THENCE South 00°43’14” East a distance of 580.00 feet to a point on a curve;

THENCE southwesterly along a curve to the right having a radius of 2210.31 feet a distance of 389.02 feet to a point of tangent;

THENCE South 88°49’16” West a distance of 894.65 feet;

THENCE North 45°56’59” West a distance of 35.21 feet to the point of beginning.

Tract 2

A tract of land lying in the Southwest Quarter of Section 36, Township 12 North, Range 3 West of the Indian Meridian, Oklahoma County, Oklahoma, being a part of Lot 1, Block 1, Petro Stopping Center, an addition to Oklahoma City, Oklahoma, according to the plat recorded in Book 53 of Plats, page 37 and being more particularly described as follows:

Commencing at the Southwest Corner of the Southwest Quarter of said Section 36;

THENCE North 00°43’14” West along the west line of said Southwest Quarter a distance of 535.00 feet;

THENCE North 88°49’16” East a distance of 75.00 feet to a point lying on the easterly right of way line for Martin Luther King Boulevard;

THENCE continuing North 88°49’16” East a distance of 919.65 feet to a point of curvature;

THENCE northeasterly along the arc of a curve to the left, said curve having a radius of 2210.31 feet, a chord bearing North 83°46’44” East, a chord distance of 388.52 feet, an arc distance of 389.02 feet;

THENCE North 00°43’14” West a distance of 580.00 feet to the point of beginning;

THENCE South 89°16’46” West a distance of 195.00 feet;

THENCE North 00°43’14” West a distance of 375.00 feet;

THENCE North 89°16’46” East a distance of 195.00 feet;

THENCE South 00°43’14” East a distance of 375.00 feet to the point of beginning.

2

Medford, OR (#24)
3730 Fern Valley Road
Medford, OR 97504

Exhibit A-29

Legal Description

Commencing at the north-northeast corner of Donation Land Claim No. 42, Township 38 South, Range 1 West of the Willamette Meridian in Jackson County, Oregon; thence along the east boundary of said claim, South 0°07’07” West (Record South 0°80’30” West) 1516.35 feet; thence South 89°58’37” West 1140.37 feet (Record West 1140,48 feet) to the northeast corner of Parcel No. 2 as described in instrument recorded as No. 78-29277, Official Records of said County; thence along the easterly fine of said parcel South 0°07’07” West 82.42 feet to the southeast corner of that tract conveyed to the City of Phoenix, Oregon by instrument recorded as No. 95-16762, said Official Records, for the True Point Of Beginning; thence continue South 0°07’07” West 738.87 feet, more or less, to a 5/8” rebar with yellow plastic cap found set for the northeast corner of tract described in instrument recorded as No. 94-19651, said Official Records; thence along the northerly line of said tract as follows: North 89°11’07” West 222.71 feet (Record North 89°11’30” West 222.76 feet) to a 5/8” rebar with yellow plastic cap found; North 46°33’07” West 155.53 feet (Record North 46°33’05” West 155.60 feet) to a 5/8” rebar with yellow plastic cap found; North 82°49’28” West (Record North 82°45’20” West) 18.98 feet to a 5/8” rebar with yellow plastic cap found; South 57°03’08” West 142.73 feet (Record South 57°02’50” West 142.775 feet) to a 5/8” rebar with yellow plastic cap found; South 38°45’02” West (Record South 38°40’10” West) 26.82 feet to a 5/8” rebar with yellow plastic cap found; South 59°48’50” West 24.70 feet (Record South 59°49’ West 24.695 feet) to a 5/8” rebar with yellow plastic cap found on the northeasterly right-of-way line of Interstate Highway No. 5; thence along said highway line as follows: North 3l°21’30” West 151.02 feet (Record North 31°21’40” West 150.975 feet) to a point from which a 5/8” rebar with yellow plastic cap found bears South 27°23’ West 0.22 feet; thence North 18°38’23” West 291.46 feet (Record North 18°39’02” West 291.51 feet) to a lead and tack found in concrete located on the westerly boundary of Parcel 2 as described in instrument recorded as No. 78-29277, said Official Records (as the same was found to be monumented); thence along said westerly boundary and the westerly boundary of Parcel No. 1 as described in said instrument, North 0°07’07” East 334.96 feet (Record 334.97 feet) to a found 5/8” rebar with yellow cap located on the relocated southerly right-of-way line of Fern Valley (County) Road and being the southwest corner of Parcel 2 conveyed to the State of Oregon, by and through its State Highway Commission by deed recorded in Volume 500 page 92 of the Deed Records of Jackson County, Oregon; thence South 89°44’42” East 361.40 feet, along the southerly line of said Parcel 2, to a lead plug with tack set in concrete at the southeast corner thereof; thence South 89°47’58” East, along the south line of said tract described in instrument recorded as No. 95-16762, said Official Records, 323.54 feet to the True Point Of Beginning.

Account 10025883, Levy Code 4-01, Map 381W10 2801

Carlisle, PA (#36)

1201 Harrisburg Pike

Carlisle, PA 17013

Exhibit A-30

Legal Description

ALL THOSE CERTAIN lots situate in Middlesex Township, Cumberland County, Pennsylvania, as shown on ALTA/ACSM Land Title Survey for Petro/All American Plazas, Inc., prepared by Akens Engineering/Associates, Inc., dated May 1, 2000 as last revised August 17, 2000, more particularly described as follows;

LOT NO. 1

BEGINNING at a point, said point being the intersection of the southerly right-of-way line of U.S. Route 11, and the westerly right-of-way line of Clinton Avenue; thence progressing in a southerly direction along right-of-way line of Clinton Avenue, two hundred ninety-seven and eighty-four hundredths (297.84) feet to a point, the point of Beginning; thence progressing South thirty-six (36) degrees forty-one (41) minutes zero (00) seconds East, a distance of nine hundred twenty-four and eleven hundredths (924.11) feet to a point on the northerly bank of the Letort Spring Run; thence progressing along said bank the following eight (8) courses and distances: (1) south sixty (60) degrees one (01) minute forty (40) seconds West, thirty and forty-five hundredths (30.45) feet; (2) south fifteen (15) degrees fifty-seven (57) minutes nine (09) seconds West, a distance of forty-one and forty-nine hundredths (41.49) feet; (3) south four (04) degrees five (05) minutes fifty-three (53) seconds East, a distance of ninety-one and ninety-three hundredths (91.93) feet; (4) south forty-six (46) degrees thirty-eight (38) minutes twenty-three (23) seconds west, a distance of one hundred thirty-four and forty-six hundredths (134.46) feet; (5) South fifty-one (51) degrees fifty-one (51) minutes fifteen (15) seconds West, a distance of sixty-two and thirty-three hundredths (62.33) feet; (6) South sixty-five (65) degrees forty-eight (48) minutes two (02) seconds West, a distance of two hundred nineteen and ninety-two hundredths (219.92) feet; (7) South thirty-two (32) degrees ten (10) minutes forty-seven (47) seconds West, a distance of ninety-seven and thirty-six hundredths (97.36) feet; (8) south forty-one (41) degrees seven (07) minutes thirty-nine (39) seconds West, a distance of two hundred forty-nine and seventy-nine hundredths (249.79) feet to a point along lands now or formerly of the Pennsylvania Turnpike Commission; thence progressing along said lands, South eighty-eight (88) degrees thirty-six (36) minutes thirty-eight (38) seconds West, a distance of four hundred fifty-one and eighty-seven hundredths (451.87) feet to a point; thence progressing North thirty-two (32) degrees two (02) minute two (02) seconds West, a distance of eight hundred forty-seven and fifty hundredths (847.50) feet to a point; thence progressing along the southerly line of proposed Lot No. 2, North fifty-four (54) degrees, thirty-three (33) minutes twenty-three (23) seconds East, a-distance of eight hundred eighty-five and ninety hundredths (885.90) feet to a point; thence progressing along the easterly line of proposed Lot No. 2, North thirty-five (35) degrees thirty (30) minutes zero (00) seconds West, a distance of two hundred ninety-eight and zero hundredths (298.00) feet to a point on the southerly right-of-way line of U.S. Route 11; thence progressing along same, North fifty-four (54) degrees thirty-three (33) minutes twenty-three (23)- seconds East, a distance of sixty (60.00) feet to a point on the westerly line of proposed Lot No. 3; thence progressing along same, South thirty-five (35) degrees zero (00) minutes zero (00) seconds East, a distance of two hundred ninety-eight and zero hundredths (298.00) feet to a point on the southerly line of proposed Lot No. 3; thence progressing along same, North fifty-four (54) degrees thirty-three (33) minutes twenty-three (23) seconds East, a distance of two hundred twelve and seventy-six hundredths (212.76) feet- to a point, the point, of BEGINNING.

1

LOT NO.2

BEGINNING at a point, said point being the intersection of the southerly right-of-way line of U.S. Route 11, and the westerly right-of-way line of U.S. Route 11, and the westerly right-of-way line of Clinton Avenue; thence progressing in a southerly direction along said right-of-way line, two hundred forty-one and forty hundredths (241.40) feet to a point, the point of Beginning; thence progressing South thirty-five (35) degrees thirty (30) minutes zero (00) seconds East, a distance of two hundred ninety-eight and zero hundredths (298.00) feet to a point; thence progressing South fifty-four (54) degrees thirty-three (33) minutes twenty-three (23) seconds West, a distance of eight hundred eighty-five and ninety hundredths (885.90) feet to a point; thence progressing North thirty-two (32) degrees twenty-six (26) minutes fifty (50) seconds West, a distance of two hundred ninety-eight and forty-one hundredths (298.41) feet to a point on the southerly right-of-way line of U.S. Route 11; thence progressing along said right-of-way line, North fifty-four (54) degrees thirty-three (33) minutes twenty-three (23) seconds East, a distance of eight hundred seventy and one hundredth (870.01) feet to a point, the point of BEGINNING.

LOT NO. 3

BEGINNING at a point, said point being the intersection of the southerly right-of-way line of U.S. Route 11 and the westerly right-of-way line of Clinton Avenue, the point of Beginning; thence progressing along the westerly right-of-way line of Clinton Avenue, South thirty-six (36) degrees forty-one (41) minutes zero (00) seconds East, a distance of two hundred ninety-seven and eighty-four hundredths (297.84) feet to a point; thence progressing South fifty-four (54) degrees thirty-three (33) minutes twenty-three (23) seconds West, a distance of two hundred and twelve and seventy-six hundredths (212.76) feet to a point; thence progressing North thirty-five (35) degrees thirty (30) minutes zero (00) seconds West, a distance of two hundred ninety-eight and zero hundredths (298.00) feet to a point on the southerly right-of-way line of U.S. Route 11; thence progressing along said right-of-way line, North fifty-four (54) degrees thirty-three (33) minutes twenty-three (23) seconds East, a distance of one hundred eighty-one and forty hundredths (181.40) feet to a point, the point of BEGINNING.

Tax ID / Parcel No. 21-18-1359-008; 21-18-1359-010; 21-18-1359-010A

Being the same premises which became vested in Petro Stopping Centers, LP by Deed recorded October 3, 2000 in Cumberland County Records, Deed Book 230, Page 306.

2

Kingston Springs, TN (#49)

162 Luyben Hills Road

Kingston Springs, TN 37082

Exhibit A-31

Legal Description

Parcel 1:

Tract 1:

A tract of land in the 11th Civil District of Kingston Springs, Cheatham County, Tennessee, being Parcel No. 9 on Tax Map 96M, and being more particularly described as follows:

Beginning at a Right-of-Way Monument at the intersection of the southerly Right-of-Way line of interstate 40, and the easterly Right-of-Way for Luyben Hill Road; thence with the southerly Right-of-Way of interstate 40, North 60 deg. 45’ 35” East, 658.65 feet to an existing Right-of-Way monument; thence continuing with the southerly Right-of-Way of interstate 40, North 76 deg. 49’ 02” East, 195.00 feet to an Iron Pin; thence leaving said Right-of-Way, with the Petro property as recorded in Deed Book 329, Page 325, R.O.C.C., and the herein described Tract 1, South 13 deg. 10’ 58” East, 555.92’ to an iron pin in the northerly right-of-way of Petro Road; thence leaving said line with the northerly right-of-way for Petro Road with a curve to the right with a delta of 9 deg. 22’ 29”, a radius of 475.00’, a chord bearing and distance of South 72 deg. 00’37” West, 77.63’, an arc length of 77.72’ to an iron pin; thence with the northerly right-of-way for Petro Road, South 76 deg. 41’ 52” West, 165.56’ to an iron pin; thence with the northerly right-of-way for Petro Road with a curve to the left with a delta of 6 deg. 20’ 47”, a radius of 525.00’, a chord bearing and distance of South 73 deg. 31’ 28” West. 58.12”, an arc length of 58.15’ to an iron pin; thence with the northerly right-of-way for Petro Road South 70 deg. 21’ 05” West, 310.89’ to an iron pin; thence with the northerly right-of-way for Petro Road with a curve to the right with a delta of 90 deg. 00’ 00”, a radius of 25.00’, a chord bearing a distance of North 64 deg. 38’ 55” West, 35.36’, an arc length of 39.27’ to an iron pin in the easterly right-of-way of Luyben Hill Road; thence with easterly right-of-way of Luyben Hill Road, with a curve to the left with a delta of 29 deg. 12’ 34”, a radius of 567.90’, a chord bearing and distance of North 34 deg. 15’ 12” West, 286.39’, an arc length of 289.52’ to an iron pin; thence with easterly right-of-way of Luyben Hill Road, North 48 deg. 51’ 29” West, 148.20’ to the point of beginning and containing 371,282 square feet or 6,523 acres, more or less, as shown hereon.

Tract 2:

A tract of land in the 11th Civil District of Kingston Springs, Cheatham County, Tennessee, and being more particularly described as follows:

Beginning at a right-of-way monument in the easterly right-of-way line of Luyben Hill Road; thence with the easterly right-of-way of Luyben Hill Road North 19 deg. 38’ 55” West, 8.33 feet to an iron pin; thence with a curve to the right with a delta of 90 deg. 00’ 00”, a radius of 25.00 feet, a chord bearing and distance of North 25 deg. 21’ 05” East, 35.36 feet and arc length of 39.27 feet, to an iron pin in the southerly right-of-way for Petro Road; thence with the southerly right-of-way of Petro Road, South 54 deg. 51’ 12” West, 125.12 feet to the point of beginning and containing 1,875 square feet or 0.043 Acres, more or less.

Being the same property conveyed to Petro PSC Properties, L.P. by Deed of record in Book 318, Page 503, Register’s Office for Cheatham County, Tennessee.

Paroel 2:

Tract 1:

A tract of land in the 11th Civil District of Kingston Springs, Cheatham County, Tennessee, and being more particularly described as follows:

Beginning at an iron pin in the northerly right-of-way line of Petro Road, said iron pin being the southeast corners of Petro, Inc. Land recorded in Deed Book 318, page 503, Register’s Office for Cheatham County, Tennessee and iron pin also being the southwest corner of the herein described tract; thence leaving the northerly right-of-way line of Petro Road with the common line of herein described tract and Petro land North 13 deg. 10’ 58”, West 555.92 ft. to an iron pin in the southerly right-of-way of interstate 40; thence with the southerly right-of-way line of Interstate 40 North 76 deg. 49’ 02”, East 253.29 ft. to a concrete monument; thence continuing with the southerly right-of-way line of Interstate 40 North 78 deg. 59’ 24” East 52.93 ft. to a concrete monument, being a common corner of herein described tract and Lot 8 of Kingston Springs Interstate Subd. Recorded in Plat Book 11, page 64, R.O.C.C., TN. leaving Interstate 40 with the common line of herein described tract and Lot 8 of Kingston Springs Interstate Subd. Recorded in Plat Book 11, Page 64, R.O.C.C., TN. leaving Interstate 40 with the common line of herein described tract and Lot 8 Kingston Springs interstate Subd. recorded in Plat Book 11, Page 64, R.O.C.C., TN., South 11 deg. 16’ 40”, East

1

483.81 ft. to an iron pin in the northerly boundary line of Tract 2, thence with the northerly boundary line of Tract 2, South 62 deg. 49’31”, West 259.69 ft. to an iron pin; thence continuing with the northerly boundary line of Tract 2, with a curve to the right, with a radius of 475.00 ft. to a delta of 04 deg. 31’26”, a chord bearing and distance of South 65 deg. 03’40”, West 37.49 ft., an arc length of 37.50 ft. to a point of beginning and containing 154,731 sq. ft. or 3.552 acres, more or less, as shown hereon.

Tract 2:

A tract of land in the 11th Civil District of Kingston Springs, Cheatham County, Tennessee, and being more particularly described as follows:

Beginning at a iron pin in the northerly right-of-way line of Petro Road, said iron pin being the southeast corner of Petro, Inc. Land recorded in Deed Book 318, Page 503, Registers Office of Cheatham County, Tennessee, and iron pin also being northwest corner of herein described tract; thence, with the southerly boundary line of Tract 1 with a curve to the left, with a radius of 475.00 ft., a delta of 04 deg. 31’26”, a chord bearing and distance of North 65 deg. 03’40” East 37.49 ft., a arc length of 37.50 to an iron pin; thence, continuing with the  southerly boundary line of Tract 1 North 62 deg. 49’31” East 259.69 ft. to an Iron pin being a common corner of herein described tract and Lot 8 of Kingston Springs Interstate Subd. Recorded in Plat Book 11, Page 64, leaving the southerly boundary line of Tract 1 South 26 deg. 49’21”, East 24.88 ft. to a point; thence South 62 deg. 47’57”, West 259.52 ft. to a point; thence South 62 deg. 47’57”, West 259.52 ft. to a point; thence, with a curve to the right, with a radius of 500.00 ft., a delta of 05 deg. 00’09”, a chord bearing and distance of South 65 deg. 18’02”, West 43.64 ft., an arc length of 43.66 ft. to a point; thence North 13 deg. 10’58”, West 25.33 ft. to the point of beginning and containing 7,489 sq. ft. or 0.171 acres, more or less, as shown hereon.

Being the same property conveyed to Petro PSC Properties, L.P. by Deed of record in Book 329, Page 325, Register’s Office for Cheatham County, Tennessee.

2

Knoxville, TN (#12)

722 Watt Road

Knoxville, TN 37934

Exhibit A-32

Legal Description

TRACT ONE:

SITUATE in the Sixth Civil District of Knox County, Tennessee, without the corporate limits of the City of Knoxville, Tennessee, and being more particularly bounded and described as follows:

BEGINNING at an iron pin located at the southeastern intersection of the right of way of Palestine Road and Watt Road, said iron pin located 85 feet from the center line of both Palestine Road and Watt Road; thence from said point of beginning with the southern right of way of Palestine Road, North 60 deg. 06 min. East, 256.39 feet to an iron pin; thence continuing with said right of way, North 21 deg. 01 min. East, 1018.59 feet to an iron pin corner common to Tract Three; thence leaving said right of way of Palestine Road and with Tract Three, South 42 deg. 32 min. East, 298.06 feet to an iron pin, corner common to Tract Two; thence with Tract Two, South 42 deg. 52 min. East, 361.79 feet to an iron pin, corner common to Smith; thence with Smith, South 42 deg. 52 min. East, 132.37 feet to an iron pin corner to Palmer; thence along the new divisional line of the parties, South 14 deg. 56 min. West, 750.48 feet to an iron pin in the northwestern line of a TVA right of way; thence continuing along the new divisional line between the parties and the northwestern line of the TVA right of way, South 54 deg. 18 min. West, 550.0 feet to an iron pin located in the northeastern right of way of Watt Road; thence with said right of way, North 69 deg. 44 min. West, 47.69 feet to an iron pin; thence North 38 deg. 18 min. West, 194.70 feet to an iron pin; thence North 60 deg. 29 min. West, 160.70 feet to an iron pin; thence with a curve to the right having radius of 869.93 feet, North 30 deg. 54 min. West, a chord distance of 350.56 feet to an iron pin being the point of BEGINNING; according to and being known as Tract One on the survey dated 24 May 1990, as revised 23 December 1991, and revised 12 February 1992, prepared by Robert G. Campbell, License No. 1199, with Robert G. Campbell & Associates, L.P., 6636 Central Avenue Pike, Knoxville, TN 37912, bearing File No. 87052.

BEING the same property conveyed to Petro PSC Properties, L.P., a Delaware limited partnership, by Warranty Deed from Cardwell Holdings, Inc., a Delaware corporation, and J. A. Cardwell and wife, Martha Evonne Cardwell, dated May 7, 1992, of record in Deed Book 2072, page 154, in the Knox County Register’s Office.

TRACT TWO:

SITUATE in the Sixth Civil District of Knox County, Tennessee, without the corporate limits of the City of Knoxville, Tennessee, and being more particularly bounded and described as follow:

BEGINNING on an iron pin in the southern right of way of Palestine Road, 1393 feet, more or less, east of the right of way of Watt Road, corner common to Tract Three; thence with the southern right of way of Palestine Road, North 29 deg. 11 min. East, 52.66 feet to an iron pin, corner common to Smith; thence with Smith, South 42 deg. 28 min. East, 662.81 feet to an iron pin; thence South 29 deg. 33 min. West, 207.99 feet to an iron pin, corner common to Tract One; thence with Tract One, North 42 deg. 52 min. West, 361.79 feet to an iron pin, corner common to Tract Three; thence with Tract Three, North 29 deg. 33 min. East, 157.65 feet to an iron pin; thence North 42 deg. 32 min. West, 300.00 feet to an iron pin in the southern right of way of Palestine Road, the point of BEGINNING; according to and being known as Tract Two on the survey dated 24 May 1990, as revised 23 December 1991, revised 12 February 1992, last reviewed and revised 7 January 2004 and prepared by Robert G. Campbell, License No. 1199, with Robert G. Campbell & Associates, L.P., 6636 Central Avenue Pike, Knoxville, TN 37912, bearing File No. 87052.

1

TRACT THREE:

SITUATE in the Sixth Civil District of Knox County, Tennessee, without the corporate limits of the City of Knoxville, Tennessee, and being more particularly bounded and described as follows:

BEGINNING on an iron pin in the southern right of way of Palestine Road, 1235 feet, more or less, east of the right of way of Watt Road, corner common to Tract One; thence with the right of way of Palestine Road, North 21 deg. 01 min. east, 6.45 feet to a concrete monument; thence North 29 deg. 13 min. East, 151.87 feet to an iron pin, corner common to Tract Two; thence with Tract Two, South 42 deg. 32 min. East, 300.00 feet to an iron pin; thence South 29 deg. 33 min. West, 157.65 feet to an iron pin, corner common to Tract One; thence with Tract One, North 42 deg. 32 min. West, 298.06 feet to an iron pin in the southern right of way of Palestine Road, the point of BEGINNING, according to and being known as Tract Three on the survey dated 24 May 1990, as revised 23 December 1991, revised 12 February 1992, last reviewed and revised 7 January 2004 prepared by Robert G. Campbell, License No. 1199, with Robert G. Campbell & Associates, L.P., 6636 Central Avenue Pike, Knoxville, TN 37912, bearing File No. 87052.

BEING the same property conveyed to Petro PSC Properties, L.P., a Delaware limited partnership, by Warranty Deed from J. A. Cardwell d/b/a Cardwell Properties, J. A. Cardwell, individually, and wife, Martha Evonne Cardwell, dated May 7, 1992, of record in Deed Book 2072, Page 166, in the Knox County Register’s Office.

2

Amarillo, TX (#7)
8500 I-40 E. at Lakeside Drive
(Exit 75)
Amarillo, TX 79118

Exhibit A-33

Legal Description

TRACT ONE:

Lot 1, Block 4, I. H. 40 East Industrial Park Unit No. 5, an Addition to the City of Amarillo, Potter County, Texas as shown on the plat thereof recorded in Volume 1638, Page 817, Official Records, Potter County, Texas, more particularly described by metes and bounds as follows:

A 27.493 acre tract of land situated in the Northeast portion of Section 90, Block 2. A.B.& M. Survey, Amarillo, Potter County, Texas, described by metes and bounds as follow:

COMMENCING at the Northeast corner of said Section 90; THENCE South 00° 25’ 02” West, 335.00 feet; THENCE South 89° 58’ 10” West, 138.79 feet to a T.D.H.T. R.O.W. monument in the West R.0.W. line of Loop 335 end the South R.0.W. line of I.H. 40 marking the most Easterly Northeast corner and TRUE PLACE OF BEGINNING or the tract described herein;

THENCE South 00° 15’ 27” West, along the West line of Loop 335, 1328.90 feet to a 1/2 inch iron rod;

THENCE South 89° 54’ 27” West 856.35 feet to a point;

THENCE North 00° 04’ 03” West, along a common line with an adjoining 18.811 acre tract, 1399.29 feet to a point in the South R.O.W. line of I.H. 40 marking the Northwest corner of this tract and the Northeast corner of said adjoining tract;

THENCE North 89° 55’ 57” East, along said R.O.W. line 327.43 feet to a T.D.H.T. R.O.W. monument.

THENCE South 88° 09’ 35” East, along said R.0.W. line, 487.57 feet to a T.D.H.T. R.O.W. monument;

THENCE South 42° 29’ 01” East, along said R.O.W. line, 72.88 feet to the TRUE PLACE OF BEGINNING and containing 27.493 acres of land more or less.

TRACT TWO:

A tract of land situated in the Northwest One-Quarter of Section 75, Block 2, A.B.& M Survey, Potter County, Texas, and being more particularly described as follows, to-wit:

COMMENCING at the Northwest corner of said Section 75: thence North 89°56’10” East, along the North Line of said Section 75, distance of 161.60 feet to a point; thence South 0°25’O2” West, parallel, with the West line of said Section 75, a distance of 281.21 feet to a concrete highway right-of-way marker in the South right-of-way line of U.S. Interstate Highway 40 (1-40), marking the most Northerly Northwest and BEGINNING CORNER of this tract;

THENCE North 88°01’55” East, along the said South right-of-way line of 1-40, a distance of 309.69 feet to a 1/2 inch iron rod with a plastic cap stamped “Thomas RPS 2203” marking the Northeast corner of this tract;

THENCE South 0°15’27 West, Parallel with the East right-of-way line of State Highway Loop 335 (also called Lakeside Road), a distance of 511.97 feet to a 1/2 inch rod with a plastic cap stamped “Thomas RPS 2203” marking the Southeast corner of this tract;

THENCE South 89°56’10” West, parallel with the North line of said Section 75, a distance of 360.00 feet to a 1/2 inch iron rod with a plastic cap stamped “Thomas RPS 2203” in the said East right-of-way line of Loop 335, marking the Southwest corner of this tract;

THENCE North O°15’27” East, along the said East right-of-way line of Loop 335, a distance of 447.88 feet to a concrete highway right-of-way marker, marking the most Westerly Northwest corner of this tract;

1

THENCE North 43°18’57” East, along the highway right-of-way line, a distance of 74.02 feet to the most Northerly Northwest and BEGINNING CORNER of this tract.

2

Beaumont, TX (#4)
5405 Walden Road
Beaumont, TX 77705

Exhibit A-34

Legal Description

TRACT I:

BEING [original illegible] acre [original illegible] square feet) tract of land out of and a part of that certain 39.9195 acre tract conveyed to J.A. Cardwell and G.R. Russell by deed dated October 6, 1978 and recorded in Volume 2115, Page 30 of the Deed Records of Jefferson County, Texas, and also the K. R. White called 2,914 acre tract and all being situated in the Samuel Stivers League, Abstract No. 51, Jefferson County, Texas, and being more particularly described as follows:

BEGINNING at an iron rod in the southerly line of Walden Road, also being the northeasterly corner of the said K. R. White tract and also being the most easterly north corner of the tract herein described;

THENCE SOUTH 30º 39’ WEST along the easterly line of said K. R. White tract and the most easterly line of tract herein described, a distance of 584.31 feet to an iron rod for corner;

THENCE NORTH 60º 42’ 15” WEST along the southerly K. R. White tract, a distance of 210.45 feet to an iron rod for corner;

THENCE SOUTH 89° 59’ WEST, 112.00 feet to an iron rod for corner;

THENCE SOUTH 00° 03’ EAST along the easterly line of said Cardwell and Russell tract, a distance of 416.37 feet to an iron rod for the most southerly corner of tract herein described;

THENCE NORTH 63° 21’ 30” WEST along the southerly line of tract herein described, a distance of 533.95 feet to an “X” in concrete for corner;

THENCE NORTH 25° 59’ 25” EAST along the westerly line of tract herein described, a distance of 390.00 feet to an “X” in concrete for corner;

THENCE NORTH 60° 00’ 35” WEST along the southerly line of tract herein described, a distance of 634.00 feet to an iron rod for corner in the southeasterly right of way line of Interstate Highway 10;

THENCE NORTH 41° 38’ 32” EAST along the southeasterly right of way line of Interstate Highway 10 and the northwesterly line of tract herein described, a distance of 408.15 feet to an iron rod for corner;

1

THENCE NORTH 68° 34’ 27” EAST, 206.72 feet along the southeasterly line of Interstate Highway 10, a concrete monument for corner, same also marking the new south line of Walden Road;

THENCE SOUTH 68° 17’ 02” EAST, 72.52 feet along the south line of Walden Road, a concrete monument for angle point;

THENCE SOUTH 66° 14’ 21” EAST, 104.37 feet along the south line of Walden Road, a concrete monument for angle point;

THENCE SOUTH 61° 52’ EAST along the south line Walden Road, a distance of 103.00 feet to a concrete monument for corner;

THENCE NORTH 29° 45’ EAST, 30.00 feet to a point in the original south line of Walden Road, an iron rod for corner;

THENCE SOUTH 60° 42’ EAST, 676.15 feet along the original south line of Walden Road to an iron rod for corner;

THENCE SOUTH 70° 33’ EAST along the south line of Walden Road and north line of K. R. White tract, a distance of 108.78 feet to the PLACE OF BEGINNING and containing in area 20.000 acres (871,200 square feet) of land, more or less.

SAVE AND EXCEPT that certain 12.970 acre tract conveyed to Masilla Capital Corporation in Deed recorded under County Clerk’s Film No. ###-##-#### of the Real Property Records of Jefferson County, Texas.

SAVE AND EXCEPT that certain 0.5139 acre tract conveyed to the City of Beaumont in Special Warranty Deed recorded under County Clerk’s File No. 1999045013 Official Public Records of Real Property of Jefferson County, Texas.

TRACT II:

BEING a 12.970 acre tract of land out of and a part of that certain 39.9195 acre tract conveyed to J. A. Cardwell and G. R. Russell by deed dated October 6,1978 and recorded in Volume 2115, Page 30 of the Deed Records of Jefferson County, Texas, also being a part of the M. B. Hebert 55.774 acre tract and a part of Lot 2, Block 1 of C. E. Smith’s Beaumont Citrus Fruit Gardens as recorded in Volume 3, Page 17 of the Map Records of said County, all being situated in the Samuel Stivers League, Abstract 51, Beaumont, Jefferson County, Texas;

BEGINNING at an iron rod found in the southerly line of Walden Road, same also marking the northerly corner of the K. R. White 2.914 acre tract and also being the most easterly north corner of the 12.970 acre tract of land herein described;

THENCE South 52 deg. 42 min. West along the northwesterly line of said 2.914 acre tract and along the southeasterly line of the 12.970 acre tract herein described, a distance of 580.54 feet to an iron rod set marking the southeasterly corner of the 12.970 acre tract;

THENCE North 76 deg. 08 min. 56 sec. West, along the south line of said 12.970 acre tract, a distance of 320.30 feet to a P. K. nail found set in concrete marking a southwesterly corner of the 12.970 acre tract;

2

THENCE North 60 deg. 00 min. 35 sec. West along the southwesterly line of the 12.970 acre tract, a distance of 634.0 feet to an iron rod found marking the most westerly corner of the 12.970 acre tract, said corner being located in the southeasterly right of way line of Interstate Highway 10;

THENCE North 41 deg. 38 min. 32 sec. East along the southeasterly right of way line of Interstate Highway 10 and along the northwesterly line of the 39.9195 acre tract and of the 12.970 acre tract, a distance of 408.15 feet to an iron rod found for angle point;

THENCE North 68 deg. 34 min. 27 sec. East, 206.72 feet along the southeasterly line of Interstate Highway 10 to an iron rod found for corner, same also marking the new south line of Walden Road;

THENCE South 68 deg. 17 min. 02 sec. East, 72.52 feet along the south line of Walden Road to an iron rod found for angles point;

THENCE South 66 deg. 14 min. 12 sec. East, 104.37 feet along the south line of Walden Road to a concrete monument found for angle point;

THENCE South 61 deg. 52 min. East, 103.00 feet to a concrete monument found for corner;

THENCE North 29 deg. 45 min. East, 30.00 feet to an iron rod found for corner in the original south line of Walden Road;

THENCE South 60 deg. 42 min. East, 676.15 feet along the original south line of Walden Road to the PLACE OF BEGINNING, containing in area 12.970 acres of land, more or less.

SAVE AND EXCEPT that certain 0.5139 acre tract conveyed to the City of Beaumont in Special Warranty Deed recorded under County Clerk’s File No. 1999045013 of the Official Public Records of Real Property of Jefferson County, Texas.

TRACT III:

BEING a 2.489 acre tract of land out of and a part of Lot 3, Block 1 of C.E. Smith’s Beaumont Citrus Fruit Gardens, as recorded in Volume 3, Page 17 of the Map or Plat Records of Jefferson County, Texas, and also being a part of the M.B. Hebert 55.774 acre tract and being out of and a part of that certain 39.9195 acre tract conveyed to J.A. Cardwell and G.R. Russell dated October 6,1978 and recorded in Volume 2115, Page 30 of the Deed Records of Jefferson County, Texas, all being situated in the Samuel Stivers League, Abstract 51, Beaumont, Jefferson County, Texas;

COMMENCING at an iron rod marking the most westerly corner of the said 39.9195 acre tract located in the southeasterly right of way line of Interstate Highway 10 and being in the north line of Lot 5 and the south line of Lot 6 of said Block 1;

THENCE NORTH 41° 37’ EAST along the southeasterly right of way line of Interstate Highway 10, a distance of 457.32 feet to a concrete monument for angle point;

THENCE NORTH 50° 38’ EAST along the southeasterly right of way line of Interstate Highway 10, a distance of 506.34 feet to a concrete monument for angle point;

THENCE NORTH 41° 38’ 32” EAST along the southeasterly right of way line of Interstate Highway 10, a distance of 41.0 feet to an iron rod for the most northerly corner of a 3.774 acre tract;

3

THENCE SOUTH 600 00’ 35” EAST along the northeasterly line of a 3.774 acre tract, a distance of 356.0 feet to the PLACE OF BEGINNING of the 2.489 acre tract herein described, being the most northerly corner of said tract;

THENCE SOUTH 600 00’ 35” EAST along the northeasterly line of said 2.489 acre tract, a distance of 278.0 feet to a point for the most easterly corner of said tract;

THENCE SOUTH 290 59’ 25” WEST along the southeasterly line of the 2.489 acre tract herein describe, a distance of 390.0 feet to point for most southerly corner of said tract;

THENCE NORTH 600 00’ 35” WEST along the southwesterly line of the 2.489 acre tract, a distance of 278.0 feet to a point for the most westerly corner of said tract;

THENCE NORTH 290 59’ 25” EAST along the northwesterly line of the 2.489 acre tract, a distance of 390.0 feet to the PLACE OF BEGINNING, containing in area 2.489 acres of land, more or less.

TRACT IV:

BEING a 0.4589 acre (19,989 sq. ft.) tract or parcel of land located in the Samuel Stivers League, Abstract 51, Jefferson County, Texas, being out of and a part of that called 3.774 acre tract described in a Release of Lien, recorded in Film Code No. 103-50-2341 of the Real Property Records of Jefferson County, Texas, and being a part of that called 1.961 acre easement tract conveyed to Innkeeper Enterprises, Inc., recorded in Clerk’s File No. 2002004235, Official Public Records of Real Property, Jefferson County, Texas, said 0.4589 acres being more particularly described by metes and bounds as follows;

NOTE: The Basic of Bearings is along the southeast right-of-way line of Interstate Highway 10, having been called North 41037’00” East 457.32 feet (found North 41037’00” East 456.98 feet), recorded in Film Code No. 104-23-1211 of the Real Property Records of Jefferson County, Texas.

COMMENCING at a 5/8” iron rod found for the northwest corner of that called 3.314 acre tract conveyed to Innkeeper Enterprises, Inc, by Special Warranty Deed in Lien of Foreclosure, recorded in Clerk’s File No. 2002004235 of the Official Public Records of Real Property, Jefferson County, Texas, and being the northwest corner of the said 3.774 acre tract, from which a TxDOT monument found for an angle point in the said southeasterly right-of-way line of Interstate Highway 10, bears South 41029’24” West 34.35 feet (South 41033’50” West 34.43 feet).

THENCE South 59057’46” East along the north line of the said 3.314 and 3.774 acre tracts a distance of 304.50 feet (called South 59059’40” East 304.55 feet) to a Scribed 1/4” drill hole in concrete found for the northeast corner of the said 3.314 acre tract, being the northwest corner and POINT OF BEGINNING of the said 0.4589 acre tract herein described;

THENCE South 60004’37” East along the north line of the said 3.774 acre tract a distance of 50.71 feet (called South 59059’40” East) to a Scribed “x” in concrete found for the northeast corner of the said 3.774 acre tract, being the northwest corner of the called 2.489 acre tract also described in said Film Code No. 103-50-2339 of the Real Property Records of Jefferson County, Texas;

THENCE South 30000’10” West along the west line of the said 2.489 acre tract a distance of 389.92 feet (called South 29058’41” West 389.89 feet) to a Scribed 3/8” drill hole found for the southwest corner of the said 2.489 acre tract, being the southwest corner of the said 3.774 acre tract, and being

4

in the north line of that called 16.549 acre trat described in Film Code No. ###-##-#### of the Real Property Records of Jefferson County, Texas;

THENCE North 59°58’52” West along the south line of the said 3.774 acre tract, being the said north line of the 16.549 acre tract, a distance of 51.83 feet (called North 60°00’35” West 51.78 feet) to a Scribed 3/8” drill hole found for the southeast corner of the said 3.314 acre tract, being the southwest corner of the said 0.4589 acre tract;

THENCE North 30010’04” East along the east line of the said 3.314 acre tract a distance of 389.83 feet (called North 30008’40” East 389.91 feet) to the POINT OF BEGINNING and containing 0.4589 acres (19,989 sq. ft.) of land, more or less.

NOTE: Said TRACTS I through IV being further collectively described as follows, to-wit:

That certain 22.47 acre, more or less, tract out of the Samuel Stivers League, Abstract 51, Jefferson County, Texas, being comprised of a portion of a called 20.00 acre tract conveyed to Petro PSC Properties, L.P. as recorded in Film Code No. ###-##-#### of the Real Property Records of Jefferson County, Texas, a called 12.970 acre tract conveyed to Petro PSC Properties, L.P. as recorded in Film Code No. 104-23-0832 of the Real Property Records of Jefferson County, Texas, a called 2.488 acre tract conveyed to Petro Stopping Centers, LP as recorded in Clerks File No. 2002042760 of the Official Public Records of Real Property of Jefferson County, Texas, and a called 0.4589 acre tract conveyed to Petro Stopping Centers, LP as recorded in Clerks File No. 2002042757 of the Official Public Records of Real Property of Jefferson County, Texas, said 22.47 acres being more particularly described by metes and bounds as follows:

Basis of Bearings is along the southeasterly right-of-way line of IH-10 Service Road and a northwesterly line of the said 20.00 acre tract having been called North 41028’32” East 408.15 feet.

BEGINNING at a 1/2”iron rod found in the said southeasterly right-of-way line of IH-10 Service Road for the most northerly corner of a called 3.3246 acre tract conveyed to Inn Keeper Enterprises, Inc. as recorded in Clerks File No. 9517774 of the Official Public Records of Real Property of Jefferson County, Texas and the most westerly corner of the said 20.00 and 22.47 acre tracts;

THENCE North 41038’32” East along the said southeasterly right-of-way line of IH-10 Service Road and a northwesterly line of the said 20.00 and 22.47 acre tracts a distance of 408.15 feet (called North 41038’32” East 408.15 feet) to a 1/2” iron rod found for an angle point of the said 20.00 and 22.47 acre tracts;

THENCE North 68032’57” East continuing along the said southeasterly right-of-way line of IH-10 Service Road and a northwesterly line of the said 20.00 and 22.47 acre tracts a distance of 206.83 feet (called North 68034’27” East 206.72 feet) to a concrete monument found in the southwesterly right-of-way line of Walden Road for the most northerly corner of the said 20.00 and 22.47 acre tracts;

THENCE South 68019’04” East along the said southwesterly right-of-way line of Walden Road and the northeasterly line of the said 20.00 and 22.47 acre tracts a distance of 72.56 feet (called South 68017’02” East 72.52 feet) to a 1/2” iron rod found for an angle point of the said 20.00 and 22.47 acre tracts;

5

THENCE South 66°07’47” East continuing along the said southwesterly right-of-way line of Walden Road and the northeasterly line of the 20.00 and 22.47 acre tracts a distance of 104.39 feet (called South 66°14’12” East 104.37 feet) to a 1/2” iron rod found for an angle point of the said 20.00 and 22.47 acre tracts;

THENCE South 67°45’35” East continuing along the said southwesterly right-of-way line of Walden Road and a northeasterly line of the 20.00 and 22.47 acre tracts a distance of 103.00 feet (called South 61°52’00” East 103.00 feet) to a 1/2” capped iron rod set for an interior corner of the said 20.00 and 22.47 acre tracts;

THENCE North 29°50’53” East continuing along the said southwesterly right-of-way line of Walden Road and the northwesterly line of the 20.00 and 22.47 acre tracts a distance of 10.20 feet (called North 29°45’00” East) to a 1/2” capped iron rod set for the most westerly corner of a called 0.5139 acre tract conveyed to the City of Beaumont as recorded in Clerks File No. 1999045013 of the Official Public Records of Real Property of Jefferson County, Texas and an exterior corner of the said 22.47 acre tract;

THENCE continuing along the said southwesterly right-of-way line of Walden Road and the said 0.5139 acre tract with the following courses and distances:

South 59°24’54” East 123.30 feet (called South 59°15’13” East 123.76 feet) to a 5/8” iron rod capped found for an angle point

North 30°50’51” East 12.01 feet (called North 30°42’20” East 11.97 feet) to a “X” scribed in concrete for an angle point;

South 58°43’20” East 31.74 feet (called South 58°39’56” East 31.75 feet) to a “X” scribed in concrete for an angle point;

South 31°11’36” West 11.64 feet (called South 31°11’36” West 11.64 feet) to a 5/8” iron rod capped found for an angle point;

South 59°23’34” East 431.28 feet (called South 59°15’13” East 431.28 feet) to a capped iron rod set for the PC of a curve;

THENCE continuing along the said southwesterly right-of-way line of Walden Road and the said 0.5139 acre tract with a curve to the left having a chord bearing of South 64°12’38” East, a chord distance of 200.16 feet and a radius of 1185.92 feet, a distance along the curve of 200.39 feet to a 5/8” iron rod found in a southeasterly line of the said 20.00 acre tract for the most easterly corner of the said 22.47 acre tract;

THENCE South 30°59’57” West along the said southeasterly line of the 20.00 acre tract a distance of 544.73 feet (called South 30°39’00” West) to a 1/2 iron rod found for the exterior corner of the said 20.00 and 22.47 acre tracts;

THENCE North 60°42’04” West a distance of 210.43 feet (called North 60°42’15” West 210.45 feet) to a 1/2” iron rod found for an angle point of the said 20.00 and 22.47 acre tracts;

THENCE North 89°57’53” West a distance of 111.97 feet (called South 89°59’00” West 112.00 feet) to a 1/2” iron rod found for an angle point of the said 20.00 and 22.47 acre tracts;

6

THENCE South 00°01’40” East a distance of 416.45 feet (called South 00°03’00” East 415.37 feet) to a 1/2” iron rod found for the most southerly corner of the said 20.00 and 22.47 acre tracts;

THENCE North 63°22’57” West along the southwesterly line of the said 20.00 and 22.47 acre tracts a distance of 533.83 feet (called North 63°21’30” West 533.95 feet) to a “X” scribed in concrete found for the most southerly corner of the said 2.489 acre tract and an exterior corner of the said 20.00 and 22.47 acre tracts;

THENCE North 59°58’05” West along the southwesterly line of the said 2.489 acre tract a distance of 278.11 feet (called North 60°00’35” West 278.00 feet) to a “X” scribed in concrete found for the most westerly corner of the said 2.489 acre tract and the most southerly corner of the said 0.4589 acre tract;

THENCE North 60°08’20” West along the southwesterly line of the said 0.4589 acre tract a distance of 51.82 feet (called North 59°58’52’ West 51.83 feet) to a “X” scribed in concrete found for the most southerly corner of a 3.3246 acre tract conveyed to Inn Keeper Enterprises, Inc. as recorded in Clerks File No. 9517774 of the Official Public Records of Real Property of Jefferson County, Texas, the most westerly corner of the said 0.4589 acre tract and an exterior corner of the said 22.47 acre tract;

THENCE North 30°08’46” East along the common line between the said 0.4589 and 3.3246 acre tracts a distance of 390.78 feet (called North 30°10’04” East 389.83 feet) to a punch hole in concrete found for the most northerly corner of the said 0.4589 acre tract, the most easterly corner of the said 3.3246 acre tract and an interior corner of the said 22.47 acre tract;

THENCE North 60°00’36” West along the northeasterly line of the 3.3246 acre tract a distance of 305.24 feet (called North 59°57’46” West 304.50 feet) to the POINT OF BEGINNING and containing 22.47 acres of land, more or less.

7

El Paso, TX (#1)
1295 Horizon Blvd.
El Paso, TX 79927

Exhibit A-35

Legal Description

PARCEL 1

Tracts 1W, 1W1, 1W2 and 1Z, LEIGH CLARK SURVEY NO. 293 in El Paso County, Texas, according to the resurvey of said LEIGH CLARK SURVEY NO. 293 made by El Paso County, Texas for tax purposes and being more particularly described by metes and bounds as follows:

BEGINNING at a 1 inch iron pipe set in the Southerly Right of Way line of Gateway East for the Northeasterly corner of Tract 1N and the Northwesterly corner of the Horizon Interchange; Thence South 56°24’13” West along said Southerly Right of Way line of Gateway East, a distance of 162.56 feet to 1½ inch aluminum cap; Thence North 33°35’00” West a distance of 60 feet to an “X” chiseled in concrete in the Northerly Right of Way line of Gateway East for the Point of Beginning of the parcel being described;

THENCE a distance of 31.42 feet along the arc of a curve to the Right whose radius is 20.00 feet and whose central angle is 90°00’00” and whose long chord bears North 78° 35’47” West a distance of 28.28 feet to an “X” chiseled in concrete in the Easterly Right of Way line of Stockyard Road for the most Southwesterly point of the property being described;

THENCE North 33°35’00” West along said Easterly Right of Way line of Stockyard Road a distance of 949.05 feet to a 1½ inch aluminum cap;

THENCE a distance of 31.42 feet along the arc of a curve to the Right whose radius is 20.00 feet and whose central angle is 90°00’00” and whose long chord bears North 11°25’00” East a distance of 28.28 feet to a 1½ inch aluminum cap set in the Southerly Right of Way line of Robin Circle and being the most Northwesterly point of the property being described;

THENCE North 56°25’00” East along said Right of Way line of Robin Circle a distance of 38.81 feet to a 1½ inch aluminum cap;

THENCE a distance of 635.02 feet continuing along said Southerly Right of Way line of Robin Road along the arc of a curve to the Right whose radius is 963.39 feet and whose central angle is 37°46’00” and whose long chord bears North 75°18’00” East a distance of 623.59 feet to a 1 inch iron pipe;

THENCE a distance of 219.08 feet continuing along said Southerly Right of Way line of Robin Circle along the arc of a curve to the Left whose radius is 332.25 feet and whose central angle is 37°46’47” and whose long chord bears North 75°17’37” East a distance of 215.13 feet to a 1 inch iron pipe;

THENCE a distance of 31.42 feet along the arc of a curve to the Right whose radius is 20.00 feet and whose central angle is 90°00’00” and whose long chord bears South 78°35’47” East a distance of 28.28 feet to a 1½ inch aluminum cap set in the Westerly Right of Way line of Gateway East for the most Northeasterly point of the property being described;

THENCE a distance of 542.26 feet along said Westerly Right of Way of Gateway East South 33°35’47” East to a 1½ inch aluminum cap;

THENCE a distance of 76.44 feet continuing along the Northwesterly Right of Way line of Gateway East along the arc of a curve to the Right whose radius is 97.33 feet and whose central angle is 45°00’00” and whose long chord bears South 11°05’47” East a distance of 74.49 feet to a 1½ inch aluminum cap;

1

THENCE continuing along said Northwesterly Right of Way line of Gateway East South 11° 24’ 13” West a distance of 81.80 feet to a 1½ inch aluminum cap;

THENCE continuing along said Northwesterly Right of Way line of Gateway East a distance of 76.44 feet along the arc of a curve to the Right whose central angle is 45° 00’ 00” and whose long chord bears South 33° 54’ 13” West a distance of 74.49 feet to a 1½ inch aluminum cap for the most Southeasterly point of the parcel being described;

THENCE along the Northerly Right of Way line of said Gateway East South 56° 24’ 13” West a distance of 697.39 feet to the Point of Beginning of the parcel being described and containing 17.482 acres of land more or less.

PARCEL 2

Tract 1N, LEIGH CLARK SURVEY NO. 293, in El Paso County, Texas, according to the resurvey of said LEIGH CLARK SURVEY NO. 293 made by El Paso County, Texas for tax purposes and being more particularly described by metes and bounds as follows:

BEGINNING at a 1 inch iron pipe set in the Southerly Right of Way line of Gateway East and the Northwesterly corner of Horizon Interchange and for the Northeasterly corner and the Point of Beginning of the parcel being described;

THENCE along the Westerly Right of Way line of Horizon Interchange South 33° 35’ 00” East a distance of 207.36 feet to a 1 inch iron pipe set in the Northerly Right of Way line of Horizon Boulevard South and said point being the Southeasterly corner of the parcel being described;

THENCE South 64° 41’ 00” West along said Northerly Right of Way line of Horizon Boulevard South, a distance of 127.97 feet to a 1½ inch aluminum cap;

THENCE a distance of 93.22 feet along the arc of a curve to the Right whose radius is 65.35 feet, whose central angle is 81° 44’ 00” and whose long chord bears North 74° 27’ 00” West a distance of 85.52 feet to a 1½ inch aluminum cap set in the Easterly Right of Way line of Stockyard Road for the most Southwesterly point of the parcel being described;

THENCE along said Easterly Right of Way line of Stockyard Road North 33° 35’ 00” West a distance of 104.24 feet to a 1½ inch aluminum cap;

THENCE a distance of 31.41 feet along the arc of a curve to the Right whose radius is 20.00 feet, whose central angle is 89° 58’ 26” and whose long chord bears North 11° 24’ 13” East a distance of 28.28 feet to a 1½ inch aluminum cap set in the Southerly Right of Way line of Gateway East for the most Northwesterly point of the parcel being described;

THENCE along said Southerly Right of Way line of Gateway East North 56° 24’ 13” East a distance of 162.56 feet to the Point of Beginning of the parcel being described and containing 0.796 acres of land more or less.

2

PARCEL 3

16,111 acres, more or less, out of Tracts 5C, 5D, 5E, 5F, 5T, 5T-L and 5U, LEIGH CLARK SURVEY NO. 293, El Paso County, Texas, being more particularly described by metes and bounds as follows:

BEGINNING at a brass cap concrete monument for a Texas Highway Department R.O.W. Marker at the South corner of the Horizon Interchange R. O. W. of Interstate Highway No. 10, located in said Leigh Clark Survey 293;

THENCE South 87°58’13” West a distance of 405.74 feet to a found 5/8 inch rebar in the South R.O.W. line of Horizon Boulevard South (Buford Road) for POINT OF BEGINNING of the parcel being described;

THENCE South 33°35’00” East a distance of 338.10 feet to a set 5/8 inch rebar;

THENCE North 67°03’00” East a distance of 124.76 feet along the northerly R.O.W. line of a 60.00 foot road easement to a set 5/8 inch rebar;

THENCE 144.00 feet along the arc of a curve to the left whose radius is 775.93 feet and whose long chord bears North 61°44’00” East a distance of 143.80 feet;

THENCE 31.42 feet along the arc of a curve to the left whose radius is 20.00 feet and whose long chord bears North 11°25’00” East a distance of 28.28 feet;

THENCE South 33°35’00” East a distance of 222.34 feet along the Westerly R.O.W. line of a 60 foot road to a set 5/8 inch rebar;

THENCE 135.88 feet along the arc of a curve to the right whose radius is 231.82 feet and whose long chord bears South 16°47’30” East a distance of 133.94 feet to a set 5/8 inch rebar, said arc along said 60 foot R.O.W.;

THENCE South a distance of 390.21 feet along the West line of said road R.O.W. to a set 5/8 inch rebar;

THENCE West a distance of 643.69 feet to a set 5/8 inch rebar;

THENCE South 35°53’00” West a distance of 147.95 feet to a set 5/8 inch rebar;

THENCE North 31°34’00” West a distance of 891.37 feet to a set 5/8 inch rebar in the Southerly R.O.W. line of Buford Road;

THENCE North 72°34’00” East a distance of 593.01 feet along said Buford Road to a set 5/8 inch rebar;

THENCE North 56°22’00” East a distance of 42.68 feet to the POINT OF BEGINNING and containing 16.11 acres (701,791.37 square feet) of land  more or less.

PARCEL 4

Easement rights pursuant to that certain roadway easement from Kathleen Mikla to Crinco Investments, Inc., now known as Petro, Inc. and D. L. McElroy as filed in Volume 2085, Page

3

493, Real Property Records, El Paso County, Texas, over a 0.6340 acre portion, more or less, of Tract 5, LEIGH CLARK SURVEY NO. 293, El Paso County, Texas, being more particularly described by metes and bounds as follows:

Starting at a found Texas Highway Department Brass cap located at the most Southwesterly corner of the Horizon Interchange, said point also lying along the Northeasterly right-of-way line of a Proposed 60-foot wide Road Easement, said point also being the most Westerly Property corner to Tract 5B, LEIGH CLARK SURVEY NO. 293, said point being the “TRUE POINT OF BEGINNING.”

THENCE South 33°35’00” East along said Northeasterly right-of-way line a distance of 247.41 feet to a point;

THENCE South 56°25’00” West a distance of 60.05 feet to a point lying along the Southwesterly right-of-way line of a Proposed 60-foot wide Road Easement;

THENCE North 33°35’00” West along said Southwesterly right-of-way line a distance of 460.00 feet to a point;

THENCE North 56°22’00” East a distance of 60.00 feet to a point;

THENCE South 33°35’47” East a distance of 212.64 feet back to the “TRUE POINT OF BEGINNING”, and said parcel containing 27,618.70 square feet or .6340 acres of land, more or less.

PARCEL 5

Tract 5B, LEIGH CLARK SURVEY NO. 293, in El Paso County, Texas, according to the resurvey of said LEIGH CLARK SURVEY NO. 293 made by El Paso County, Texas for tax purposes, and containing 3.919 acres of land, more or less, and being more particularly described by metes and bounds as follows:

Beginning at a brass cap concrete monument for a Texas Highway Department R.O.W. marker for the South corner of the Horizon Interchange R.O.W. of Interstate Highway No. 10, and for the West corner of said Tract 5B, which is the POINT OF BEGINNING of this tract being described;

THENCE North 56°24’13” East a distance of 500.00 feet along said R.O.W. to a Texas Highway Department Brass Cap;

THENCE South 51°56’55” East a distance of 121.93 feet to a set 5/8 inch rebar;

THENCE South 25°29’00” West a distance of 185.20 feet to a set 5/8 inch rebar;

THENCE 309.63 feet along the arc of a curve to the left, whose radius is 821.94 feet and whose long chord bears South 14°41’30” West a distance of 307.80 feet to a found 5/8 inch rebar;

THENCE South 03°54’00” West a distance of 144.61 feet to a set 5/8 inch rebar;

THENCE 46.67 feet along the arc of a curve to the right, whose radius is 39.45 feet and whose long chord bears South 37°47’30” West a distance of 44.00 feet to a set 5/8 inch rebar;

THENCE South 71°40’00” West a distance of 71.38 feet to a set 5/8 inch rebar;

4

THENCE 171.05 feet along the arc of a curve to the left, whose radius is 291.83 feet and whose long chord bears North 16° 47’ 30” West a distance of 168.62 feet to a set 5/8 inch rebar;

THENCE North 33° 35’ 00” West a distance of 364.27 feet to the “POINT OF BEGINNING” containing in all 170,709.18 square feet or 3.919 acres of land, more or less.

PARCEL 6

1.002 acres of land, more or less, out of LEIGH CLARK SURVEY NO. 293, now known as Tract 1B, LEIGH CLARK SURVEY NO. 293, in El Paso County, Texas, according to the resurvey of said LEIGH CLARK SURVEY NO. 293 made by El Paso County, Texas for tax purposes, and being more particularly described as follows:

BEGINNING at a brass cap concrete monument for a Texas Highway Department R.O.W. Marker at the South Corner of the Horizon Interchange R.O.W. of Interstate Highway No. 10, located in said Leigh Clark Survey No. 293;

THENCE N 33°35’47” W a distance of 342.64 feet along said I-10 R.O.W. line to a point on the northerly R.O.W. line of Horizon Boulevard South (Buford Road);

THENCE South 64°41’00” West a distance of 318.95 feet along the northerly R.O.W. line of Horizon Boulevard South (Buford Road) to a set 5/8 inch rebar for the POINT OF BEGINNING of the tract being described;

THENCE South 64°41’00” West a distance of 180.29 feet along said R.O.W. to a set 5/8 inch rebar;

THENCE North 33°35’00” West a distance of 182.96 feet to a set 5/8 inch rebar;

THENCE North 56°25’00” East a distance of 221.43 feet to a set 5/8 inch rebar;

THENCE South 33°35’00” East a distance of 171.67 feet to a set 5/8 inch rebar;

THENCE 64.49 feet along the arc of a curve to the right whose radius is 37.60 feet and whose long chord bears South 15°33’00” West a distance of 56.87 feet to the point of beginning and containing 1.002 acres (43,653.43 square feet) of land more or less.

THENCE 64.49 feet along the arc of a curve to the right whose radius is 37.60 feet and whose long chord bears South 15°33’ West a distance of 56.87 feet to the point of beginning and containing 1.002 acres, more or less out of LEIGH CLARK SURVEY NO. 293.

PARCEL 7

2.002 acres of land, more or less, out of LEIGH CLARK SURVEY NO. 293, now known as Tracts 1C and 1C1, LEIGH CLARK SURVEY NO. 293, in El Paso County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a brass cap concrete monument for a Texas Highway Department R.O.W. marker at the South corner of the Horizon Interchange R.O.W. of Interstate Highway No. 10, located in said Leigh Clark Survey No. 293;

5

THENCE North 33°35’47” West a distance of 342.64 feet along said I-10 R.O.W. line to a point on the northerly R.O.W. line of Horizon Boulevard South (Buford Road);

THENCE South 64°41’00” West a distance of 499.24 feet along the northerly R.O.W. line of Horizon Boulevard South (Buford Road) to a set 5/8 inch rebar for the POINT OF BEGINNING of tract being described;

THENCE South 64°41’00” West a distance of 102.53 feet along said R.O.W. to set a 5/8 inch rebar;

THENCE North 33°35’00” West a distance of 384.31 feet to a found 5/8 inch rebar;

THENCE 37.70 feet along the arc of a curve to the left whose radius is 744.84 feet and whose long chord bears North 57°51’55” East a distance of 37.66 feet to a found 5/8 inch rebar;

THENCE North 56°25’00” East a distance of 265.27 feet to an “X” marked in concrete;

THENCE 31.42 feet along the arc of a curve to the right whose radius is 20.00 feet and whose long chord bears South 78°35’00” East a distance of 28.28 feet to an “X” marked in concrete;

THENCE South 33°35’00” East a distance of 195.14 feet to a set 5/8 inch rebar;

THENCE South 56°25’00” West a distance of 221.53 feet to a set 5/8 inch rebar;

THENCE South 33°35’00” East a distance of 182.96 feet to the point of beginning and containing 2.002 acres, more or less.

PARCEL 8

Tract 1E, LEIGH CLARK SURVEY NO. 293, in El Paso County, Texas, according to the resurvey of said LEIGH CLARK SURVEY NO. 293 made by El Paso County, Texas for tax purposes, and containing 2.984 acres of land, more or less, and being more particularly described by metes and bounds as follows:

BEGINNING at a brass cap concrete monument for a Texas Highway Department R.O.W. marker at the South corner of the Horizon Interchange R.O.W. of Interstate Highway No. 10, located in said Leigh Clark Survey 293;

THENCE North 33°35’47” West a distance of 342.64 feet along said I-10 R.O.W. line to a point on the northerly R.O.W. line of Horizon Boulevard South (Buford Road);

THENCE South 64°41’00” West a distance 601.79 feet along the northerly line of said Buford Road to a 5/8 inch rebar set for the POINT OF BEGINNING of the tract being described;

THENCE, South 64°41’00” West a distance of 150.81 feet along said R.O.W. line to a set 5/8 inch rebar;

THENCE, South 72°34’00” West a distance of 204.08 feet along said Buford Road R.O.W. to a found 5/8 inch rebar for the Southwest corner of this tract;

6

THENCE, North 31°34’00” West a distance of 381.55 feet to a found 5/8 inch rebar, for the Northwest corner of this tract;

THENCE, North 72°34’00” East a distance of 169.00 feet to a found 5/8 inch rebar;

THENCE, 172.29 feet along the arc of a curve to the left whose radius is 744.84 feet and whose long chord bears North 63°56’25” East a distance of 171.89 feet to a found 5/8 inch rebar;

THENCE, South 33°35’00” East a distance of 384.31 feet to the point of beginning and containing 2,984 acres (129,992.55 square feet) of land, more or less.

7

PARCEL 9

A portion out of LEIGH CLARK SURVEY NO. 293, NKA TRACT 1A46 in El Paso County, Texas, according to the resurvey of said LEIGH CLARK SURVEY NO. 293 made by El Paso County, Texas for tax purposes and containing 1.721 acres of land, more or less, and being more particularly described by as follows:

An 80 foot wide road Right-of-Way known as Robin Circle lying between Gateway East and Stockyard Road in LEIGH CLARK SURVEY NO. 293 in El Paso County, Texas and being more particularly described by metes and bounds as follows:

BEGINNING at a 1½ inch aluminum cap lying in the Easterly Right-of-Way line of Stockyard Road and said cap being the most westerly point of Tract 1Z and the Point of Beginning of the Right-of-Way being described;

THENCE with the southerly Right-of-Way line of Robin Circle and the northerly boundary line of Tract 1Z a distance of 31.42 feet along the arc of a curve to the right, the central angle of said curve being 90°00’00”, its radius being 20 feet, and a long chord bearing North 11°25’00” East a distance of 28.28 feet to a point;

THENCE continuing along said southerly Right-of-Way line of Robin Circle North 56°25’00” East a distance of 38.81 feet to a point;

THENCE following a curve to the right along said southerly Right-of-Way line of Robin Circle an arc distance of 635.02 feet, the central angle of said curve being 37°46’00”, its radius being 963.39 feet, and a long chord bearing North 75°18’00” East a distance of 623.59 feet to a point;

THENCE following a curve to the left along said Right-of-Way line of Robin Circle an arc distance of 219.08 feet, the central angle of said curve being 37°46’47”, its radius being 332.25 feet, and a long chord bearing North 75°17’37” East a distance of 215.13 feet to a point;

THENCE following a curve to the right along said southerly Right-of-Way line of Robin Circle an arc distance of 31.42 feet, the central angle of said curve being 90°00’00”, its radius being 20.00 feet, and a long

8

chord bearing South 78°35’47” East a distance of 28.28 feet to a point lying in the southwesterly Right-of-Way line of Gateway East;

THENCE along the southwesterly Right-of-Way line of Gateway East North 33°35’47” West a distance of 120.00 feet to a point;

THENCE following a curve to the right along the Northerly Right-of-Way line of Robin Circle an arc distance of 31.42 feet, the central angle of said curve being 90°00’00”, its radius being 20.00 feet, and a long chord bearing South 11°24’13” West a distance of 28.28 feet;

THENCE following a curve to the right along said Northerly Right-of-Way line of Robin Circle an arc distance of 166.33 feet, the central angle of said curve being 37°46’47”, its radius being 252.25 feet, and a long chord bearing South 75°17’37” West a distance of 163.33 feet to a point;

THENCE following a curve to the left along said Northerly Right-of-Way line of Robin Circle an arc distance of 687.75 feet, the central angle of said curve being 37°46’00”, its radius being 1,043.39 feet, and a long chord bearing South 75°18’00” West a distance of 675.37 feet to a point;

THENCE continuing along said Right-of-Way line of Robin Circle South 56°25’00” West a distance of 38.81 feet to a point;

THENCE following a curve to the right along said Northerly Right-of-Way line of Robin Circle an arc distance of 31.42 feet, the central angle of said curve being 90°00’00”, its radius being 20.00 feet, and a long chord bearing North 78°35’00” West a distance of 28.28 feet to a point lying in the northeasterly Right-of-Way line of Stockyard Road;

THENCE continuing along said northeasterly Right-of-Way line of Stockyard Road South 33°35’00” East a distance of 120.00 feet to the Point of Beginning of the road Right-of-Way being described and containing 1.721 acres of land, more or less.

9

PARCEL 10

A portion out of LEIGH CLARK SURVEY NO. 293, NKA TRACT 1A47 in El Paso County, Texas, according to the resurvey of said LEIGH CLARK SURVEY NO. 293 made by El Paso County, Texas for tax purposes, and containing 2.317 acres of land, more or less, and being more particularly described by metes and bounds as follows:

BEGINNING at the most Westerly corner of the Horizon Interchange on U.S. Highway Interstate 10;

THENCE South 56°24’13” West a distance of 162.56 feet;

THENCE a distance of 31.42 feet along the arc of a curve to the left whose radius is 20.00 feet and whose long chord bears South 11°24’37” West a distance of 28.28 feet to a point on the Northwesterly R.O.W. line of Stockyard Road;

THENCE North 33°35’00” West a distance of 100.00 feet along said Stockyard Road;

THENCE a distance of 31.42 feet along the arc of a curve to the left whose radius is 20.00 feet and whose long chord bears South 78°35’24” East a distance of 28.28 feet;

THENCE North 56°24’13” East a distance of 697.39 feet;

THENCE a distance of 76.44 feet along the arc of a curve to the left whose radius is 97.33 feet and whose long chord bears North 33°54’13” East a distance of 74.49 feet;

THENCE North 11°24’13” East a distance of 81.80 feet;

THENCE a distance of 76.44 feet along the arc of a curve to the left whose radius is 97.33 feet and whose long chord bears North 11°05’47” West a distance of 74.49 feet;

THENCE North 33°35’47” West a distance of 662.26 feet;

THENCE North 56°24’13” East a distance of 60.00 feet to a point in the Southwesterly R.O.W. of Interstate Highway 10;

THENCE South 33°35’47” East a distance of 727.43 feet along said Interstate Highway 10 R.O.W.;

THENCE South 11°24’13” West a distance of 212.13 feet continuing along said R.O.W.;

THENCE South 56°24’13” West a distance of 600.00 feet to the Point of Beginning and containing 2.317 acres of land, more or less.

10

PARCEL 11:

A portion out of LEIGH CLARK SURVEY NO. 293, NKA TRACT 8 in El Paso County, Texas, according to the resurvey of said LEIGH CLARK SURVEY NO. 293 made by El Paso County, Texas for tax purposes, and being more particularly described by metes and bounds as follows:

COMMENCING at a point which is a concrete right of way marker located at the northwesterly right of way line of said F.M. 1281 Overpass; thence along said right of way line, South 56°23’25” West, a distance of 50.00 feet to the northeasterly corner of said Tract 8 and the TRUE POINT OF BEGINNING;

THENCE, along the easterly boundary line of said TRACT 8, South 33°36’35” East, a distance of 200.00 feet to a point for corner;

THENCE, along the southerly boundary line of said Tract 8, South 55°20’55” West, a distance of 550.09 feet to a point in the westerly right of way line of said F.M. 1281 Overpass;

THENCE, along said westerly right of way line of F.M. 1281 Overpass, North 33°36’35” West, a distance of 210.00 feet to a point for corner;

THENCE, along the northerly right of way line of said F.M. 1281 Overpass, North 56°23’25” East, a distance of 550.00 feet to a point for corner and the TRUE POINT OF BEGINNING, containing an area 2.588 acres of land, more or less.

11

San Antonio, TX (#5)
1112 Ackerman Road
San Antonio, TX 78219

Exhibit A-36

Legal Description

Legal description of the land:

21.341 acres (929,814 square feet) of land, being the remaining portion of Lot 1, Block 1 New City Block 17322, Petro Shopping Center subdivision Unit 1, City of San Antonio, Bexar County, Texas, according to plat recorded in Volume 9500, Page 224-225, of the Deed and Plat Records, Bexar County, Texas, said 21,341 acres of land being more particularly described as follows:

Commencing, at the point of intersection of the East Right-of-Way line of Ackerman Road and the South Right-of-Way line of Interstate Highway 10;

Thence: South 00° 04’ 01” East, 14.88 feet along the East a Right-of-Way line of Ackerman Road to an iron pin found for a point of curvature having a tangent bearing North 00° 04’ 01” West, for the POINT OF BEGINNING of the herein described tract;

Thence, 42.85 feet with the arc of a curve to the right having a radius of  35.00 feet and a central angle of 0?°??’09” to an iron pin found for a point of tangency and being in the South Right-of-Way line of Interstate Highway 10;

Thence, North 70° 05’ 00” East, 408.46 feet along and with the South Right-of-Way line of Interstate highway 10 and the North Line of said Lot 1 to an iron pin, set and being the Northeast corner of the herein described tract, said point also being the Northwest corner of Lot 3, Block 2, New City Block 17322 of venue Kentworth subdivision according to plat recorded in Volume 3507, Page 129 of the Deed and Plat Records of Bexar County, Texas;

Thence, South 00° 04’ 01” East, 645.82 feet along and with the West line of said Lot 2 to an iron pin set for an interior corner of the herein described tract and being the Southwest corner and said Lot 2;

Thence, North 00°55’59” West, East, 284.50 feet along with the South line of said Lot 2 to an iron pin set and being an exterior corner of the herein described tract and the Southeast corner of said Lot 2;

Thence, South 00° 08’ 45” East, 403.55 feet along and with the East line of said Lot 1 to a 1 inch pipe found for the Southeast corner of the herein described tract and being the Southeast corner of said Lot 1;

Thence, South 83° 55’ 37” West, 1243.86 feet along and with the south line of said Lot 1, and the herein described tract and the North line of Martindale Army Airfield to an iron pin found in the Easterly Right-of-Way line of Ackerman Road for the Southwest corner of the herein described tract and of said Lot 1;

Thence, North 00° 04’ 01” West, 208.45 feet along and with the West line of said Lot 1 and the Easterly Right-of-Way line of Ackerman Road to the point of intersection and containing 21,241 [ORIGINAL ILLEGIBLE] 1,828,124 square feet of land, more or less;

Less and except property conveyed by deed to Texas Transportation Commission dated April 2, 2007, and recorded at                    .

Vinton, TX (#50)
601 East Vinton Road
Vinton, TX 79821

Exhibit A-37

Legal Description

PARCEL 12:

METES AND BOUNDS DESCRIPTION

THE PARCEL OF LAND HEREIN DESCRIBED IS ALL OF TRACTS 6H, 6HI, 6LI AND 6N, LAURA E. MUNDY SURVEY NO. 233 EL PASO COUNTY, TEXAS AND IS MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT A SET 5/8” IRON WITH CAP LYING AT THE INTERSECTION OF THE EASTERLY RIGHT-OF-WAY LINE OF U.S. INTERSTATE HIGHWAY NO. 10 RIGHT-OF-WAY WIDTH VARIES AND THE SOUTHERLY RIGHT-OF-WAY LINE WESTWAY ROAD (120-FOOT RIGHT-OF-WAY), SAID POINT BEING THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION;

THENCE, NORTH 90° 00’ 00” EAST, ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF WESTWAY ROAD, A DISTANCE OF 264.26 FEET TO A SET BRIDGE NAIL AND SHINER;

THENCE, 39.27 FEET ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 25.00 FEET, A CENTRAL ANGLE OF 90° 00’ 00” AND A CHORD WHICH BEARS SOUTH 45° 00’ 00” EAST, A DISTANCE OF 35.36 FEET TO A SET BRIDGE NAIL AND SHINER LYING ON THE WESTERLY RIGHT-OF-WAY LINE OF KINGSWAY DRIVE (80-FOOT RIGHT-OF-WAY);

THENCE, 85.05 FEET ALONG SAID RIGHT-OF-WAY LINE AND ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 260.00 FEET, A CENTRAL ANGLE OF 18° 44’ 31” AND A CHORD WHICH BEARS SOUTH 09° 22’ 15” WEST, A DISTANCE OF 84.67 FEET TO A SET BRIDGE NAIL AND SHINER;

THENCE, SOUTH 18° 44’ 31” WEST, CONTINUING ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 120.49 FEET TO A SET BRIDGE NAIL AND SHINER LYING ON THE COMMON BOUNDARY LINE BETWEEN TRACTS 6H AND 6L, LAURA E. MUNDY SURVEY NO. 233;

THENCE, SOUTH 00° 03’ 36” EAST, A DISTANCE OF 1221.30 FEET TO A FOUND 1/2’ IRON LYING ON THE COMMON BOUNDARY LINE BETWEEN TRACTS 6A AND 6N, LAURA E. MUNDY SURVEY NO. 233;

THENCE, SOUTH 89° 57’ 40” WEST, ALONG SAID BOUNDARY LINE, A DISTANCE OF 728.03 FEET TO A SET 5/8 IRON WITH CAP LYING ON THE EASTERLY RIGHT-OF-WAY LINE OF U.S. INTERSTATE HIGHWAY NO. 10 (RIGHT-OF-WAY WIDTH VARIES);

THENCE, NORTH 00° 00’ 00” WEST, ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 352.33 FEET TO A SET 5/8” IRON WITH CAP;

THENCE, NORTH 16° 37’ 47” EAST, CONTINUING ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 249.13 FEET TO A SET 5/8’ IRON WITH CAP;

THENCE, NORTH 39° 15’ 34” EAST, CONTINUING ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 763.45 FEET TO A SET 5/8’ IRON WITH CAP;

THENCE, NORTH 00° 0’ 00” EAST, CONTINUING ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 215.00 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION.

SAID PARCEL OF LAND CONTAINS 17.555 ACRES (764,717 SQ. FT.) OF LAND MORE OR LESS.

1

PARCEL 13

Property description:       A portion of Lot A, Block 17, Westway Unit II, El Paso County, Texas

METES AND BOUNDS DESCRIPTION

The parcel of land herein described in a portion of Lot A, Block 17, Westway Unit II, El Paso County, Texas, and is more particularly described by metes and bounds as follows:

Commencing at a found 5/8” iron with cap lying on the northwest corner of Tract 6111, Laura E. Mundy Survey No. 233 and on the easterly right-of-way line of U.S. Interstate Highway No. 10 (right-of-way width varies); Thence, North 00° 00’ 00” West, along said right-of-way line, a distance of 120.00 feet to a set bridge nail and shiner lying on the northerly right-of-way line of Westway Drive (120-foot right-of-way), said point being the TRUE POINT OF BEGINNING of this description;

THENCE, North 00° 00’ 00” West, a distance of 265.00 feet to a set 5/8” iron with cap;

THENCE, North 90° 00’ 00” East, a distance of 222.49 feet to a set 5/8” iron with cap lying on the westerly right-of-way line of Kingsway Drive (80-foot right-of-way);

THENCE, South 10° 44’ 31” East, along said right-of-way line, a distance of 165.22 feet to a set bridge nail and shiner;

THENCE, 85.05 feet continuing along said right-of-way line and along the arc of a curve to the right, having a radius of 260.00 feet, a central angle of 10° 44’ 31” and a chord which bears South 09° 22’ 15” East, a distance of 84.67 feet to a set bridge nail and shiner;

THENCE, 39.27 feet along the arc of a curve to the right, having a radius of 25.00 feet, a central angle of [original illegible] 00’ 00” and a chord which bears South 45° 00’ 00” West, a distance of 33.36 feet to a set chiseled “X” lying on the northerly right-of-way line of Westway Road;

THENCE, North 90° 00’ 00” West, along said right-of-way line, a distance of 264.36 feet to the TRUE POINT OF BEGINNING of this description.

Said parcel of land contains 1.604 acres (69,057 sq. ft.) of land more or less.

2

Weatherford, TX (#2)
2001 Santa Fe Drive
Weatherford, TX 76086

Exhibit A-38

Legal Description

TRACT ONE:

BEING A PORTION OF THE R. NOWLING SURVEY, ABSTRACT NO. 998, AND THE H. INMAN SURVEY, ABSTRACT NO. 724, IN PARKER COUNTY, TEXAS, AND DESCRIBED BY METES AND BOUNDS AS FOLLOWS, TO WIT:

COMMENCING AT A 1/2 INCH IRON PIN IN THE NORTH RIGHT OF WAY LINE OF INTERSTATE HIGHWAY NO. 20, BY DEED CALL 506.57 FEET NORTH AND 1301.14 FEET EAST FROM THE SOUTHWEST CORNER OF SAID INMAN SURVEY;

THENCE SOUTH 76 DEGREES 47 MINUTES 00 SECONDS WEST, WITH THE NORTH RIGHT OF WAY LINE OF SAID HIGHWAY 640.00 FEET TO THE POINT OF BEGINNING OF THIS TRACT HEREIN DESCRIBED;

THENCE SOUTH 76 DEGREES 47 MINUTES 00 SECONDS WEST, WITH INTERSTATE HIGHWAY NO. 20, 219.60 FEET TO A 1/2 INCH IRON PIN AT THE INTERSECTION OF THE NORTH RIGHT OF WAY LINE OF INTERSTATE NO. 20 WITH THE NORTH RIGHT OF WAY LINE OF F.M. HIGHWAY # 2552;

THENCE WITH THE NORTH RIGHT OF WAY LINE OF F.M. HIGHWAY # 2552, NORTH 67 DEGREES 56 MINUTES 00 SECONDS WEST 467.76 FEET, NORTH 76 DEGREES 46 MINUTES 00 SECONDS WEST 32.90 FEET AND NORTH 67 DEGREES 56 MINUTES 00 SECONDS WEST 200.00 FEET TO A 1/2 INCH IRON PIN;

THENCE NORTH 00 DEGREES 39 MINUTES 00 SECONDS EAST, 711.46 FEET TO A 5/8 INCH IRON PIN;

THENCE NORTH 89 DEGREES 59 MINUTES 38 SECONDS EAST, 626.83 FEET TO A 5/8 INCH IRON PIN;

THENCE SOUTH 14 DEGREES 28 MINUTES 04 SECONDS EAST, 598.46 FEET TO A POINT FOR CORNER;

THENCE SOUTH 13 DEGREES 13 MINUTES 00 SECONDS EAST, GENERALLY WITH A FENCE, 350.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 14.7500 ACRES OF LAND, MORE OR LESS.

SAVE AND EXCEPT that portion conveyed to James A. Cardwell, Sr., doing business as Cardwell Properties, joined by his wife, Martha Evonne Cardwell by General Warranty Deed dated May 19, 1994, filed October 24, 1994, recorded in Volume 1615, Page 443 of the Real Property Records of Parker County, Texas.

1

TRACT TWO:

BEING A PORTION OF THE H. INMAN SURVEY, ABSTRACT #724, PARKER COUNTY, TEXAS, BEING A PART OF THAT CERTAIN 2.812 ACRE TRACT AND DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT A 1/2 INCH IRON PIN IN THE NORTH RIGHT OF WAY LINE OF INTERSTATE HIGHWAY # 20, BY DEED CALL 506.57 FEET NORTH AND 1301.14 FEET EAST FROM THE SOUTHWEST CORNER OF SAID INMAN SURVEY;

THENCE SOUTH 76 DEGREES 47 MINUTES WEST, WITH THE NORTH RIGHT OF WAY LINE OF SAID HIGHWAY AT 290.0 FEET THE SOUTHEAST CORNER OF SAID 2.812 ACRE TRACT, IN ALL 400.4 FEET TO THE POINT OF BEGINNING OF THIS TRACT HEREIN DESCRIBED:

THENCE SOUTH 76 DEGREES 47 MINUTES WEST, WITH THE NORTH RIGHT OF WAY OF SAID HIGHWAY 239.6 FEET TO A 1 INCH GALVANIZED PIPE, THE SOUTHWEST CORNER OF SAID 2.812 ACRE TRACT;

THENCE NORTH 13 DEGREES 13 MINUTES WEST, 350.00 FEET TO THE NORTHWEST CORNER OF SAID 2.812 ACRE TRACT;

THENCE NORTH 76 DEGREES 47 MINUTES EAST, WITH THE NORTH LINE OF SAID TRACT, 240.3 FEET;

THENCE SOUTH 13 DEGREES 05 MINUTES 51 SECONDS EAST, 350.0 FEET TO THE POINT OF BEGINNING AND CONTAINING 1.928 ACRES OF LAND, MORE OR LESS.

SAVE AND EXCEPT that portion conveyed to James A. Cardwell, Sr., doing business as Cardwell Properties, joined by his wife, Martha Evonne Cardwell by General Warranty Deed dated May 19, 1994, filed October 24, 1994, recorded in Volume 1615, Page 443 of the Real Property Records of Parker County, Texas.

TRACT THREE:

BEING A PORTION OF THE R. NOWLING SURVEY, ABSTRACT NO. 998 AND THE H. INMAN SURVEY, ABSTRACT NO. 724, IN PARKER COUNTY, TEXAS, DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT A POINT IN THE NORTH RIGHT OF WAY OF INTERSTATE HIGHWAY NO. 20, BY DEED CALL 506.57 FEET NORTH AND 1301.14 FEET EAST FROM THE SOUTHWEST CORNER OF SAID INMAN SURVEY;

THENCE SOUTH 76 DEGREES 47 MINUTES WEST, WITH SAID RIGHT OF WAY, 640.0 FEET;

THENCE NORTH 13 DEGREES 13 MINUTES WEST, 350.0 FEET TO THE POINT OF

2

BEGINNING OF THIS TRACT HEREIN DESCRIBED;

THENCE NORTH 14 DEGREES 28 MINUTES 04 SECONDS WEST, 598.46 FEET TO THE NORTHEAST CORNER OF A 14.75 ACRE TRACT;

THENCE SOUTH 89 DEGREES 59 MINUTES 38 SECONDS WEST, 626.83 FEET TO THE NORTHWEST CORNER OF A 14.75 ACRE TRACT;

THENCE NORTH OO DEGREES 39 MINUTES 00 SECONDS EAST, 115.0 FEET;

THENCE SOUTH 89 DEGREES 20 MINUTES 27 SECONDS EAST 185.99 FEET;

THENCE NORTH 00 DEGREES 39 MINUTES 00 SECONDS EAST, 205.6 FEET;

THENCE NORTH 89 DEGREES 59 MINUTES 38 SECONDS EAST, 624.56 FEET;

THENCE SOUTH 13 DEGREES 05 MINUTES 51 SECONDS EAST, 865.49 FEET;

THENCE SOUTH 76 DEGREES 47 MINUTES 00 SECONDS WEST, 240.3 FEET TO THE POINT OF BEGINNING AND CONTAINING 8.561 ACRES OF LAND, MORE OR LESS.

TRACT FOUR:

PARCEL A:

BEING 1.51 acres, more or less, situated and being a portion of the Henry Inman Survey, Abstract No. 724, Parker County, Texas and being a portion of all those certain Lots, Tracts or Parcels of land conveyed to James A. Cardwell by deed recorded in Volume 1361, Page 1100, Real Records, Parker County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING at a large nail found in the north right of way line of interstate Highway No. 20, said nail being called by deed to be North 907.41 feet and East 1301.14 feet from the southwest corner of said Henry Inman Survey;

THENCE North 12 deg. 46 min. 51 sec. West 390.01 feet to an iron rod set;

THENCE South 76 deg. 47 min. 00 sec. West 127.99 feet to an iron rod set for a place of beginning;

THENCE North 13 deg. 05 min. 51 sec. West 242.46 feet to an iron rod set;

THENCE South 78 deg. 57 min. 45 sec. West 272.18 feet to an iron rod set;

THENCE South 13 deg. 05 min. 51 sec. West 242.46 feet to a point for the southwest corner of this tract;

THENCE North 78 deg. 57 min. 45 sec. East 272.18 feet to Place of Beginning.

3

PARCEL B:

Easement Estate created by that certain Drainage Easement Agreement by and between Desarrollo Texas No. 1, L.P. and James A. Cardwell and Martha Evonne Cardwell, dated November 4, 2003, filed December 1, 2003, and recorded in/under Volume 2171, Page 576 of the Real Property Records of PARKER County, Texas over and across the following described tract of land:

BEING 0.839 acres situated in and being a portion of the HENRY INMAN SURVEY, ABSTRACT No. 724, Parker County, Texas and being a portion of all those certain Lots, Tracts or Parcels of land Conveyed to James A. Cardwell by deed recorded in Volume 1361, Page 111, and a portion of all that certain Lot, Tract or Parcel of land conveyed to KKH Family Limited Partnership by deed recorded in Volume 2077, Page 892, Real Records, Parker County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a large nail found in the north right of way line of Interstate Highway No. 20, said nail being called by deed to be North 907.41 feet and East 1301.14 feet from the southwest corner of said Henry Inman Survey;

THENCE North 12 deg. 46 min. 51 sec. West 390.01 feet to an iron rod set;

THENCE South 76 deg. 47 min. 00 sec. West 127.99 feet to an iron rod set;

THENCE North 13 deg. 05 min. 51 sec. West 242.46 feet to an iron rod set;

THENCE South 78 deg. 57 min. 45 sec. West 112.64 feet to the Point of Beginning;

THENCE South 78 deg. 57 min. 45 sec. West 56.44 feet to a point;

THENCE North 33 deg. 49 min. 41 sec. East 440.44 feet to a point;

THENCE North 17 deg. 04 min. 04 sec. East 181.50 feet to a point;

THENCE South 89 deg. 54 min. 21 sec. East 255.23 feet to a point;

THENCE North 31 deg. 02 min. 53 sec. East 51.11 feet to a point on the bank of a creek;

THENCE South 58 deg. 57 min. 07 sec. East along said creek, 40.0 feet to a point;

THENCE South 31 deg. 02 min. 53 sec. West leaving said creek, 79.77 feet to a point;

THENCE North 89 deg. 54 min. 21 sec. West 248.27 feet to a point;

THENCE South 17 deg. 04 min. 04 sec. West 157.78 feet to a point;

THENCE South 33 deg. 49 min. 41 sec. West 406.52 feet to the Point of Beginning and containing 0.839 acres of land, more or less.

4

Exhibit A-39

Spokane, WA (#39)
Legal Description	10506 West Aero Road
Spokane, WA 99224

(Leasehold)

PARCEL A:

THAT PART OF THE NORTHWEST QUARTER OF SECTION 7, TOWNSHIP 24 NORTH, RANGE 42 EAST, W.M., IN SPOKANE COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EASTERLY LINE OF REVISED HAYFORD ROAD, WHICH POINT IS 30 FEET NORTHEASTERLY OF THE EXTENDED CENTERLINE OF SECONDARY STATE HIGHWAY NO. 11-D; THENCE SOUTH 50°31’53” EAST, PARALLEL WITH AND 30 FEET DISTANT FROM SAID EXTENDED CENTERLINE, A DISTANCE OF 660 FEET; THENCE NORTH 32°31’10” EAST, A DISTANCE OF 470.03 FEET TO THE SOUTHEAST CORNER OF WASHINGTON STATE HIGHWAY DEPARTMENT PIT SITE C-94; THENCE NORTH 15°39’59” EAST, ALONG THE EASTERLY LINE OF SAID PIT SITE C-94, A DISTANCE OF 600 FEET TO THE NORTHEAST CORNER OF SAID PIT SITE C-94; THENCE NORTH 08°15’05” EAST, A DISTANCE OF 882.44 FEET TO A POINT ON THE SOUTHERLY LINE OF HALLETT ROAD; THENCE NORTH 88°53’33” WEST, ALONG SAID SOUTHERLY LINE A DISTANCE OF 284.30 FEET TO A POINT IDENTIFIED AS PT 331+01.8 ON WASHINGTON STATE HIGHWAY DEPARTMENT DRAWINGS, WHICH POINT IS THE TERMINUS OF SAID REVISED HAYFORD ROAD; THENCE SOUTHERLY ALONG THE EASTERLY LINE OF REVISED HAYFORD ROAD A DISTANCE OF 1783.21 FEET TO THE POINT OF BEGINNING;

EXCEPT THE WASHINGTON STATE HIGHWAY DEPARTMENT PIT SITE C-94;

AND EXCEPT THAT PORTION LYING WITHIN SHORT PLAT 819-92 RECORDED IN VOLUME 15 OF SHORT PLATS, PAGE 6;

AND EXCEPT THAT PORTION KNOWN AS PARCEL “M” OF SURVEY, RECORDED UNDER AUDITOR’S FILE NO. 9511290075 IN BOOK 68 OF SURVEYS, PAGE 20;

AND EXCEPT THOSE PORTIONS CONVEYED TO SPOKANE COUNTY FOR ROADS BY DEEDS, UNDER AUDITOR’S FILE NOS. 9508170097 AND 9511060087;

PARCEL “B-1”:

A TRACT OF LAND SITUATED IN GOVERNMENT LOTS 2 AND 5 IN SECTION 7, TOWNSHIP 24 NORTH, RANGE 42 EAST, W.M., IN SPOKANE COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID SECTION 7; THENCE SOUTH 25°21’ EAST, 1712.7 FEET TO THE POINT OF BEGINNING; THENCE NORTH 18°11’ EAST, 600 FEET; THENCE SOUTH 88°59’ EAST, 500 FEET; THENCE SOUTH 18°11’ WEST, 600 FEET; THENCE NORTH 88°59’ WEST, 500 FEET TO THE POINT OF BEGINNING;

EXCEPT ANY PORTION LYING WITHIN WESTBOW ROAD;

ALSO EXCEPT THAT PORTION CONVEYED TO SPOKANE COUNTY BY DEED RECORDED JULY 21, 1995, UNDER RECORDING NO. 9507210189;

AND A PORTION OF THE NORTHWEST QUARTER OF SECTION 7, TOWNSHIP 24 NORTH, RANGE 42 EAST, W.M., IN SPOKANE COUNTY, WASHINGTON MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF FORMER PIT SITE C-94 AS SHOWN ON RECORD OF SURVEY, RECORDED IN BOOK 64 OF SURVEYS, PAGE 22, UNDER AUDITOR’S RECORDING NO. 9503170136; THENCE NORTH 88°29’56” EAST, ALONG THE NORTH LINE OF SAID PIT SITE A DISTANCE OF 445.64 FEET TO THE WESTERLY RIGHT OF WAY LINE OF WESTBOW ROAD, 81.00 FEET WIDE PER CONTRACT PLANS OF ROAD IMPROVEMENT DISTRICT NO. 483 IN SPOKANE COUNTY; SAID POINT BEING ON A NON-TANGENT CURVE, CONCAVED TO THE EAST AND HAVING A RADIUS OF 972.50 FEET; (FROM WHICH A RADIAL LINE BEARS SOUTH 87°15’55” EAST) THENCE SOUTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 9°57’42”. AN ARC DISTANCE OF 169.08 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID RIGHT OF WAY, SOUTH 07°12’41” EAST, A DISTANCE OF 222.97 FEET TO THE BEGINNING OF A CURVE CONCAVED TO THE WEST AND HAVING A RADIUS OF 559.50 FEET; THENCE SOUTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 18°49’06” AN ARC DISTANCE OF 183.76 FEET TO THE NORTHEAST CORNER OF TRACT-1 PER SPOKANE COUNTY SHORT PLAT NO. SP-819-92, RECORDED IN BOOK 15 OF SHORT PLATS, PAGE 7; THENCE SOUTH 88°29’56” WEST, ALONG THE NORTH LINE OF TRACT-1 A DISTANCE OF 135.32 FEET TO THE SOUTHEAST CORNER OF SAID FORMER PIT SITE C-94; THENCE NORTH 15°39’59” EAST, ALONG THE EAST LINE OF SAID PIT SITE, A DISTANCE OF 423.28 FEET TO THE POINT OF BEGINNING;

SITUATE IN THE COUNTY OF SPOKANE, STATE OF WASHINGTON.

PARCEL “C”:

TRACTS 1, 2, 3 AND 4 OF SHORT PLAT NO. 819-92, AS PER PLAT THEREOF RECORDED IN VOLUME 15 OF SHORT PLATS, PAGE 6;

SITUATE IN THE COUNTY OF SPOKANE, STATE OF WASHINGTON.

Exhibit A-40
Laramie, WY (#3)
Legal Description	1855 Curtis Street
Laramie, WY 82070

Tract I:

Lot 1, Block 1, as shown on the record plat entitled “Petro Addition” and recorded on June 4, 1994, in Plat Cabinet II, Rack #11, Records of Albany County, Wyoming.

EXCEPTING THEREFROM that parcel of land containing 6,445 square feet, more or less, and described in that Warranty Deed dated January 19, 1995, and recorded on February 27, 1995, in Book 471, page 469, Records of Albany County, by Petro Stopping Center, L.P., Number 3, unto The Transportation Commission of Wyoming

ADDRESS: 1855 Curtis Street

Tract II:

A tract of land lying in the Northeast quarter of Section 31, Township 16 North, Range 73 West of the 6th Principal Meridian, Albany County, Wyoming, more particularly described as follows:

Beginning at the Northeast comer of said Section 31 monumented by a Survey Cap stamped “PELS 4822”; thence North 88 degrees 43 minutes 23 seconds West, a distance of 30.00 feet along the Northerly section line to an aluminum capped rebar set by Gertsch/Baker; thence South 07 degrees 16 minutes 37 seconds West, parallel to the East line of said Section 31, a distance of 1019.06 feet to an aluminum capped rebar set by Gertsch/Baker; thence South 88 degrees 43 minutes 23 seconds East, a distance of 30.00 feet along the Northerly line of Madison Street, as shown on the plat of the Town of West Laramie, to a point on the East line of said Section 31 (the point being an aluminum capped rebar set by Gertsch/Baker); thence North 01 degrees 16 minutes 37 seconds East, a distance of 1019.06 feet along the East line of said Section 31, to the point of beginning, with bearings being based on the East line of said Section 31, i.e. North 01 degrees 16 minutes 37 seconds East.